Exhibit 10.1 Execution Version CONFIDENTIAL FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FIRSTENERGY TRANSMISSION, LLC

i TABLE OF CONTENTS Page ARTICLE I GENERAL MATTERS ........................................................................................... 2 Section 1.1 Formation ................................................................................................. 2 Section 1.2 Name ........................................................................................................ 2 Section 1.3 Purpose .................................................................................................... 2 Section 1.4 Registered Office ...................................................................................... 3 Section 1.5 Registered Agent ...................................................................................... 3 Section 1.6 Classes of Membership Interests ............................................................... 3 Section 1.7 Members .................................................................................................. 3 Section 1.8 Powers...................................................................................................... 4 Section 1.9 Limited Liability Company Agreement..................................................... 4 Section 1.10 Issuance of Additional Membership Interests ............................................ 4 Section 1.11 Deadlocks ................................................................................................. 5 ARTICLE II MANAGEMENT ................................................................................................... 5 Section 2.1 Directors................................................................................................... 5 Section 2.2 Number of Directors; Director Appointment Rights .................................. 5 Section 2.3 Removal of Directors................................................................................ 7 Section 2.4 Vacancies ................................................................................................. 8 Section 2.5 Acts of the Board ...................................................................................... 8 Section 2.6 Compensation of Directors ....................................................................... 8 Section 2.7 Meetings of Directors; Notice ................................................................... 8 Section 2.8 Quorum .................................................................................................... 9 Section 2.9 Place and Method of Meetings .................................................................. 9 Section 2.10 Action by the Board Without a Meeting.................................................... 9 Section 2.11 Duties of Directors ................................................................................. 10 Section 2.12 Committees ............................................................................................ 10 Section 2.13 Investor Member Board Observer ........................................................... 11 Section 2.14 Related Party Matters ............................................................................. 12 ARTICLE III OFFICERS.......................................................................................................... 15 Section 3.1 Appointment and Tenure ........................................................................ 15

ii Section 3.2 Removal ................................................................................................. 15 Section 3.3 President................................................................................................. 15 Section 3.4 Vice Presidents ....................................................................................... 15 Section 3.5 Secretary; Assistant Secretaries .............................................................. 16 Section 3.6 Treasurer; Assistant Treasurers ............................................................... 16 ARTICLE IV DEFAULT; DISSOLUTION .............................................................................. 16 Section 4.1 Events of Default .................................................................................... 16 Section 4.2 Default Notice ........................................................................................ 17 Section 4.3 Dissolution ............................................................................................. 17 ARTICLE V CAPITAL CONTRIBUTIONS; DISTRIBUTIONS ............................................. 17 Section 5.1 Capital Contributions .............................................................................. 17 Section 5.2 Distributions Generally; Support Payments............................................. 22 Section 5.3 Distributions upon the Occurrence of an Event of Dissolution ................ 23 Section 5.4 Withdrawal of Capital; Interest ............................................................... 24 ARTICLE VI TRANSFERS OF MEMBERSHIP INTERESTS ................................................ 24 Section 6.1 General Restrictions. .............................................................................. 24 Section 6.2 Transfers to Permitted Transferees; Liens by Members ........................... 24 Section 6.3 Right of First Offer ................................................................................. 25 Section 6.4 Tag-Along Rights ................................................................................... 27 Section 6.5 Drag-Along Rights ................................................................................. 28 Section 6.6 Cooperation ............................................................................................ 31 Section 6.7 Contracts Inhibiting Transfer .................................................................. 32 ARTICLE VII PREEMPTIVE RIGHTS ................................................................................... 32 Section 7.1 Preemptive Rights .................................................................................. 32 ARTICLE VIII PROTECTIVE PROVISIONS.......................................................................... 33 Section 8.1 Investor Member No Threshold Matters ................................................. 33 Section 8.2 Investor Member Threshold Matters ....................................................... 34 Section 8.3 Threshold Consultation Matters .............................................................. 36 Section 8.4 Investor Member Enhanced Threshold Matters ....................................... 36 Section 8.5 Enhanced Consultation Matters .............................................................. 40 Section 8.6 Joint Ventures......................................................................................... 40

iii Section 8.7 Actions by the Investor Director(s) on behalf of the Investor Member .................................................................................................. 40 ARTICLE IX OTHER COVENANTS AND AGREEMENTS .................................................. 41 Section 9.1 Books and Records ................................................................................. 41 Section 9.2 Financial Reports .................................................................................... 42 Section 9.3 Other Business; Corporate Opportunities ................................................ 42 Section 9.4 Compliance with Laws ........................................................................... 45 Section 9.5 Non-Solicit ............................................................................................. 47 Section 9.6 Confidentiality........................................................................................ 47 Section 9.7 Expenses ................................................................................................ 48 Section 9.8 Commitment to the Company Business .................................................. 48 Section 9.9 Budget; Business and Capital Plans ........................................................ 49 ARTICLE X TAX MATTERS .................................................................................................. 49 Section 10.1 Tax Classification ................................................................................... 49 Section 10.2 Tax Matters Shareholder ......................................................................... 49 Section 10.3 Cooperation ............................................................................................ 49 Section 10.4 Withholding ........................................................................................... 49 Section 10.5 Certain Representations and Warranties .................................................. 50 ARTICLE XI LIABILITY; EXCULPATION; INDEMNIFICATION ....................................... 50 Section 11.1 Liability; Member Duties........................................................................ 50 Section 11.2 Exculpation ............................................................................................ 50 Section 11.3 Indemnification ...................................................................................... 50 Section 11.4 Authorization ......................................................................................... 51 Section 11.5 Reliance on Information ......................................................................... 51 Section 11.6 Advancement of Expenses ...................................................................... 51 Section 11.7 Non-Exclusive Provisions....................................................................... 51 Section 11.8 Survival of Indemnification and Advancement of Expenses .................... 51 Section 11.9 Limitations ............................................................................................. 52 ARTICLE XII REPRESENTATIONS AND WARRANTIES ................................................... 52 Section 12.1 Members Representations and Warranties .............................................. 52

iv ARTICLE XIII MISCELLANEOUS ......................................................................................... 52 Section 13.1 Notices ................................................................................................... 52 Section 13.2 Assignment ............................................................................................ 54 Section 13.3 Waiver of Partition ................................................................................. 54 Section 13.4 Further Assurances ................................................................................. 54 Section 13.5 Third Party Beneficiaries ........................................................................ 54 Section 13.6 Parties in Interest .................................................................................... 54 Section 13.7 Severability ............................................................................................ 54 Section 13.8 Construction ........................................................................................... 54 Section 13.9 Complete Agreement .............................................................................. 55 Section 13.10 Amendment; Waiver .............................................................................. 55 Section 13.11 Governing Law ....................................................................................... 55 Section 13.12 Specific Performance .............................................................................. 55 Section 13.13 Arbitration .............................................................................................. 56 Section 13.14 Counterparts ........................................................................................... 57 Section 13.15 Fair Market Value Determination ........................................................... 57 Section 13.16 Joint Venture Control ............................................................................. 58 Section 13.17 Certain Definitions ................................................................................. 58 Section 13.18 Terms Defined Elsewhere in this Agreement .......................................... 68 Section 13.19 Other Definitional Provisions ................................................................. 70 Schedules Schedule 1 – Schedule of Members Schedule 2 – Prohibited Competitors Schedule 3 – Investors Guidelines and Restrictions for Disclosures to Co-Investors Schedule 4 – Specific Deadlock Resolution Procedures Schedule 5 – Budget, Business Plan and Capital Plan Process Schedule 6 – Voting Calculation Methodology for Special Purpose FE Director Schedule 7 – Valley Link Governance Matters Schedule 7.1 – Grid Growth Governance Matters Schedule 8 – Joint Ventures

FIFTH AMENDED & RESTATED LIMITED LIABILITY COMPANY AGREEMENT This FIFTH AMENDED & RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of FirstEnergy Transmission, LLC (the “Company”) is made and entered into as of May 20, 2026 (the “Effective Date”), by and among the Company, FirstEnergy Corp., an Ohio corporation (the “FE Member”) and North American Transmission Company II L.P. (formerly known as North American Transmission Company II LLC), a Delaware limited partnership (the “Investor Member”). The Company, the FE Member and the Investor Member are each sometimes referred to herein as a “Party” and, together, as the “Parties”. RECITALS 1. Immediately prior to the execution and delivery of the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of May 31, 2022 (the “Third A&R LLC Agreement”), the FE Member was the owner of 100% of the Membership Interests. 2. On November 6, 2021, the Company, the FE Member, the Investor Member and, solely for the purposes of Sections 5.5, 5.6(c) and 8.1(a) and Article X thereof, the Guarantors (as defined therein) entered into the Initial PSA. 3. On May 31, 2022, the Company, the FE Member, the Investor Member and the Guarantors closed the transactions contemplated under the Initial PSA, including the issuance to the Investor Member of Membership Interests constituting, at the time of such issuance, a 19.9% Percentage Interest and entered into the Third A&R LLC Agreement. 4. On February 2, 2023, the Company, the FE Member, the Investor Member, solely for the purposes of Sections 5.5, 5.6(c) and 8.1(a) and Article X thereof, the Guarantors (as defined therein) and, solely for the limited purposes described therein, North American Transmission FinCo L.P., entered into a Purchase and Sale Agreement, pursuant to which the FE Member, concurrently with the execution and delivery of the Fourth Amended and Restated Limited Liability Company Agreement of the Company (the “Fourth A&R LLC Agreement”), sold to the Investor Member Membership Interests constituting, at the time of such sale, a 30.0% Percentage Interest (the “Second PSA”). 5. On March 25, 2024, substantially concurrently with but immediately following the consummation of the sale of the 30.0% Percentage Interest by the FE Member to the Investor Member described in the immediately preceding recital, (a) the FE Member contributed all of the MAIT Class B Interests held by the FE Member to the Company (the “MAIT Class B Contribution”) and, in respect of the MAIT Class B Contribution, the Company concurrently issued to the FE Member certain Special Purpose Membership Interests and (b) the Company, the FE Member and the Investor Member entered into the Fourth A&R LLC Agreement. 6. On February 21, 2025, the Company entered into that certain Amended and Restated Operating Agreement of Valley Link Transmission Company, LLC (“Valley Link”), a Delaware limited liability company, by and among Transource Energy, LLC, Dominion High

2 Voltage MidAtlantic, Inc. and the Company (such agreement as may be amended from time to time, the “Valley Link Operating Agreement”) to facilitate the development, financing, construction, and operation of PJM-approved projects as set forth in the Valley Link Operating Agreement. 7. On February 13, 2026, the Company entered into that certain Amended and Restated Operating Agreement of Grid Growth Ventures, LLC (“Grid Growth”), a Delaware limited liability company, by and among Transource Energy, LLC and the Company (such agreement as may be amended from time to time, the “Grid Growth Operating Agreement”) to facilitate the development, financing, construction, and operation of PJM-approved projects as set forth in the Grid Growth Operating Agreement. 8. The Parties desire to, and by the execution and delivery of this Agreement hereby do, amend and restate in its entirety the Fourth A&R LLC Agreement, in order to provide for, among other things, the rights and responsibilities of the Members with respect to the governance, financing and operation of the Company, and certain other matters relating to the business arrangements between the Members with respect to the Company. Therefore, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valid consideration the receipt of which is hereby acknowledged by each Party, and intending to be legally bound hereby, the Parties hereby agree as follows: ARTICLE I GENERAL MATTERS Section 1.1 Formation. The FE Member formed the Company as a limited liability company pursuant to the Act. Section 1.2 Name. The name of the Company is “FirstEnergy Transmission, LLC”. Section 1.3 Purpose. (a) The purpose of the Company is to engage in all lawful business for which limited liability companies may be formed under the Act and the Laws of the State of Delaware in furtherance of the following activities (the “Company Business”): (i) making direct or indirect investments in, or directly or indirectly developing, constructing, commercializing, operating, maintaining or owning, electric transmission assets and facilities (including ownership of the Company’s Subsidiaries and any Joint Venture); (ii) undertaking any business activities presently conducted by the Company; (iii) undertaking other activities that are eligible to earn recovery through cost-based transmission rates approved by FERC; and

3 (iv) engaging in such other activities as the Board deems necessary, convenient or incidental to the conduct, promotion or attainment of the activities described in the foregoing sub-clauses (i), (ii) and (iii). (b) The Company shall not engage in any activity or conduct inconsistent with the Company Business or any reasonable extensions thereof. Section 1.4 Registered Office. The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. Section 1.5 Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. Section 1.6 Classes of Membership Interests. Upon the effectiveness of this Agreement: (a) The authorized Membership Interests shall consist of Membership Interests classified as Common Membership Interests (the “Common Membership Interests”) and Membership Interests classified as Special Purpose Membership Interests (the “Special Purpose Membership Interests”). The Common Membership Interests and Special Purpose Membership Interests shall have the terms set forth in this Agreement. All Membership Interests outstanding hereunder shall be validly issued, fully paid and non-assessable, to the fullest extent permitted by Law. (b) (i) Each outstanding Membership Interest (other than those issued to the FE Member concurrently with the execution and delivery of the Fourth A&R LLC Agreement on account of the MAIT Class B Contribution) shall be automatically (without further action by the Members or the Company) classified as a Common Membership Interest and (ii) each outstanding Membership Interest issued to the FE Member concurrently with the execution and delivery of the Fourth A&R LLC Agreement on account of the MAIT Class B Contribution has been and is automatically (without further action by any Member or the Company) classified as a Special Purpose Membership Interest. Section 1.7 Members. (a) Each of the FE Member and the Investor Member was heretofore admitted to the Company as a Member, and hereby continues as such. Unless admitted to the Company as a Member as provided in this Agreement, no Person shall be, in fact or for any other purpose, a Member. (b) No Member shall have any right to withdraw from the Company except as expressly set forth herein. No Membership Interest is redeemable or repurchasable by the Company at the option of a Member. Except as expressly set forth in this Agreement, no event affecting a Member (including dissolution, bankruptcy or insolvency) shall affect its obligations under this Agreement or affect the Company.

4 (c) The Members’ names, addresses and Common Percentage Interests (if any) and Special Percentage Interests (if any) are set forth on the Schedule of Members attached to this Agreement as Schedule 1. (d) No Member, acting in its capacity as a Member, shall be entitled to vote on any matter relating to the Company other than as specifically required by the Act or as expressly set forth in this Agreement. (e) Except as otherwise expressly set forth in this Agreement, any matter requiring the action, consent, vote or other approval of the Members hereunder shall require action, consent, vote or approval of the Members owning at least a majority of the Common Membership Interests unless such matter expressly requires a vote of the Members owning the Special Purpose Membership Interests, in which event, such action, consent, vote or approval shall require the requisite vote of the Members owning the Special Purpose Membership Interests as expressly set forth herein with respect to such action, consent or other approval. (f) A Member shall automatically cease to be a Member upon Transfer of all of such Member’s Membership Interests made pursuant to and in accordance with the terms of this Agreement. Immediately upon any such permissible Transfer, the Company shall cause such Member to be removed from Schedule 1 to this Agreement and to be substituted by the transferee or transferees in such Transfer, and, except as otherwise expressly provided for herein, such transferee or transferees shall be deemed to be a “Party” for all purposes hereunder and all references to the FE Member or the Investor Member, as the case may be, shall be deemed to be references to such transferee or transferees (notwithstanding, in the case that more than one Person is a transferee of such Membership Interests, that such defined terms as used herein are singular in number). Section 1.8 Powers. The Company shall have the power and authority to do any and all acts necessary or convenient to or in furtherance of the purposes described in Section 1.3, including all power and authority, statutory or otherwise, possessed by, or which may be conferred upon, limited liability companies under the Laws of the State of Delaware. Section 1.9 Limited Liability Company Agreement. This Agreement shall constitute the “limited liability company agreement” of the Company for the purposes of the Act. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be under the Act in the absence of such provision, this Agreement shall control to the fullest extent permitted by the Act and other applicable Law. Section 1.10 Issuance of Additional Membership Interests. Except for (a) the issuance of any Excluded Membership Interests or (b) the issuance of Membership Interests made pursuant to and in accordance with Section 5.1(c), Section 5.1(d) or Article VII, the Company shall not issue any new Membership Interests, or any securities convertible into Membership Interests or other equity interests of the Company, to any Third Party or to the Members other than in accordance with their respective Percentage Interests.

5 Section 1.11 Deadlocks. In the event of a Deadlock, the provisions of this Section 1.11 shall apply. (a) For purposes of this Agreement, a “Deadlock” means a situation in which consent has been requested with respect to any matter requiring the action, consent, vote or other approval of the Investor Member or Investor Directors but such consent, vote or other approval has been withheld by the Investor Member or one or both of the Investor Directors. (b) In any case of Deadlock, the Deadlock shall be initially referred to a working group comprised of managerial-level representatives of the Investor Member, on the one hand, and the FE Member, on the other hand (the “Member Managers”), who shall discuss the Deadlock in good faith to reach resolution. Except as otherwise provided on Schedule 4, if the Member Managers cannot reach resolution within fifteen (15) Business Days, then the Members shall form a senior executive group comprised of senior executive members of the Investor Member, on the one hand, and the FE Member, on the other hand (the “Member Executives”) to engage in additional good faith discussions for an additional twenty (20) Business Days. If the Member Executives cannot reach resolution, then Deadlocks of a type identified on Schedule 4 shall be resolved in accordance with the procedures set forth thereon and with respect to any other Deadlocks, the action sought to be taken will not be taken. (c) The arbitration provisions in Section 13.13 do not apply to any Deadlock except to the extent that it (i) relates to the interpretation of this Agreement or the respective rights and obligations of the Parties pursuant to this Agreement or (ii) is made applicable pursuant to Schedule 4. ARTICLE II MANAGEMENT Section 2.1 Directors. Subject to the provisions of the Act and any limitations in this Agreement as to action required to be authorized or approved by the Members, the business and affairs of the Company shall be managed and all its powers shall be exercised by or under the direction of a board of directors (the “Board” and each duly appointed and continuing member thereof from time to time, a “Director”), and no Member, by virtue of having the status of a Member, shall have any management power over the business and affairs of the Company or any actual or apparent authority to enter into Contracts on behalf of, or to otherwise bind, the Company. Without prejudice to such general powers, but subject to the same limitations, the Board shall be empowered to conduct, manage and control the business and affairs of the Company and to make such rules and regulations therefor not inconsistent with applicable Law or this Agreement, as the Board shall deem to be in the best interest of the Company. Each Director is hereby designated as a “manager” of the Company within the meaning of Section 18- 101 of the Act. Section 2.2 Number of Directors; Director Appointment Rights. (a) The authorized number of Directors constituting the Board shall be five (5) Directors, subject to any decrease effected pursuant to Section 2.2(c) or Section 2.2(e).

6 (b) Subject to Section 2.2(c), the Investor Member shall be entitled to appoint or reappoint annually two (2) Directors. Directors appointed by the Investor Member are referred to herein as “Investor Directors.” The appointment of any Investor Director shall be subject to the FE Member’s prior written consent of the identity of such individual prior to his or her appointment (such consent not to be unreasonably withheld, delayed or conditioned); provided that the FE Member shall not have any such consent right over the appointment of any proposed Investor Director that is a Qualified Designee. (c) Notwithstanding anything to the contrary in this Agreement, in the event that (i) the Investor Member’s Common Percentage Interest decreases below 19.8% but is at least 9.9%, the Investor Member shall, concurrently with such decrease, designate one Investor Director for removal from the Board such that there is one (1) remaining Investor Director, and (ii) the Investor Member’s Common Percentage Interest decreases below 9.9%, the remaining Investor Director shall be automatically removed from the Board concurrently with such decrease. If the Investor Member fails to so act concurrently with such decrease as set forth in clause (i), then the FE Member may designate (in the FE Member’s sole discretion) for removal from the Board one (1) Investor Director, such removal being effective immediately upon such designation. (d) Subject to Section 2.2(e), the FE Member shall be entitled to appoint or reappoint annually three (3) Directors. Directors appointed by the FE Member are referred to herein as “FE Directors”. The FE Member shall further be entitled to designate an FE Director to serve as the chairperson of the Board for so long as the FE Member is directly or indirectly the beneficial owner of at least a majority of the Common Membership Interests. Notwithstanding anything herein to the contrary, until March 25, 2029, for so long as during such time period any Special Purpose Membership Interests remain outstanding and the FE Member remains entitled to appoint at least one (1) Director, at least one (1) of the FE Directors shall be annually designated for appointment to the Board collectively by the holders of the FE Member’s Common Membership Interests and the holders of the Special Purpose Membership Interests based on the results of a vote of the FE Member’s Common Membership Interests and the Members that are holders of the Special Purpose Membership Interests then outstanding (acting in their capacity as such), voting together as a single class, which vote shall be calculated in the manner set forth on Schedule 6. (e) Notwithstanding anything to the contrary in this Agreement, in the event that (i) the FE Member is no longer directly or indirectly the beneficial owner of at least a majority of the Common Membership Interests but is the beneficial owner of at least 19.8% of the Common Membership Interests, the FE Member shall, concurrently with such decrease, designate one (1) FE Director for removal from the Board such that there are two (2) remaining FE Directors, (ii) the FE Member is no longer directly or indirectly the beneficial owner of at least 19.8% of the Common Membership Interests but is the beneficial owner of at least 9.9% of the Common Membership Interests, the FE Member shall, concurrently with such decrease, designate one (1) or more FE Directors for removal from the Board such that there is one (1) remaining FE Director, and (iii) the FE Member is no longer directly or indirectly the beneficial owner of at least 9.9% of the Common Membership Interests, the remaining FE Director shall be automatically removed from the Board concurrently with such decrease. If the FE Member fails to so act concurrently with such decrease as set forth in clauses (i) and (ii), then the Investor

7 Member may designate (in the Investor Member’s sole discretion) for removal the number of FE Directors required to be removed from the Board had the FE Member elected the actions set forth in the immediately foregoing sentence, such removal or removals being effective immediately upon such designation. (f) For so long the Investor Member is entitled to appoint an Investor Director, the Investor Member shall be further entitled to identify an individual (a “Designated Alternate”) who is authorized to attend meetings of the Board (or meetings of Board committees) in lieu of each Investor Director in the event that an Investor Director is unable to attend such meeting. A Designated Alternate will be entitled to exercise the powers of such Investor Director at such meetings, and will be subject to all of the responsibilities and obligations of an Investor Director hereunder at such meeting as if they were an Investor Director. The appointment of such Designated Alternate shall be subject to the FE Member’s prior written consent of the identity of such individual prior to his or her appointment (such consent not to be unreasonably withheld, delayed or conditioned); provided that the FE Member shall not have any such consent right over the appointment of any proposed Designated Alternate that is a Qualified Designee. If a Designated Alternate is serving in lieu of an Investor Director at any Board or committee meeting, the Investor Member shall provide notice to the FE Member of this fact prior to the commencement of such meeting (which notice may be in the form of written notice, including by way of an email to the FE Directors, or an oral announcement by such Designated Alternate of such fact at the commencement of such meeting), and such notice shall be recorded in the minutes of such meeting. For the avoidance of doubt, (i) an Investor Director and its Designated Alternate may not both function as a Director at any meeting of the Board (or committee thereof), and (ii) any references to approval or notice by an Investor Director in this Agreement will be deemed to refer to an Investor Director, and not its Designated Alternate, except in respect of the voting on matters presented at the meeting at which such Designated Alternate is attending. In the event that a Designated Alternate is also a Board Observer, at any Board or committee meeting in which he or she is serving as an Investor Director pursuant to this Section 2.2(f), he or she shall be deemed to be serving only as an Investor Director and not as a Board Observer at such meeting. Section 2.3 Removal of Directors. Any one or more Directors may be removed at any time, with or without cause, by the Member that appointed such Director, and except as provided in Section 2.2(c) and Section 2.2(e) may not be removed by any other means. If a Director is convicted by a court or equivalent tribunal of any felony (or equivalent crime in the applicable jurisdiction), or of any misdemeanor (or equivalent crime in the applicable jurisdiction) that involves financial dishonesty or moral turpitude, then the Member that appointed such Director shall, unless consented to by the other Member, promptly remove such Director. Delivery of a written notice to the Company by a Member designating for removal a Director appointed by such Member shall conclusively and with immediate effect constitute the removal of such Director, without the necessity of further action by the Company, the Board, or by the applicable removed Director. Each Director duly appointed by a Member pursuant to and in accordance with the provisions of Section 2.2 shall hold office until his or her resignation, death, permanent disability, removal pursuant to and in accordance with Section 2.2 or with this Section 2.3, or until a successor Director is duly appointed by the Member that appointed (and continues to be entitled to appoint) such Director.

8 Section 2.4 Vacancies. A vacancy shall be deemed to exist in case of the resignation, death, permanent disability or removal (other than due to any reduction in the size of the board pursuant to Section 2.2) of any Director. The Member entitled to appoint a Director to the vacant directorship may appoint or elect a Director thereto to take office (a) immediately, (b) effective upon the departure of the vacating Director, in the case of a resignation, or (c) at such other later time as may be determined by such Member. Section 2.5 Acts of the Board. Except as otherwise expressly set forth in this Agreement (including Sections 8.1, 8.2, 8.4 and 8.6), a vote of a majority of the Directors present at a duly called and noticed meeting of the Board at which a quorum is present shall be required to authorize or approve any action of the Board. Every act of or decision taken or made by the Directors pursuant to the vote required by this Section 2.5 shall be conclusively regarded as an act of the Board. Section 2.6 Compensation of Directors. The Board shall have the authority to fix the compensation of Directors for their service to the Company, if any. For so long as the Investor Member’s Common Percentage Interest is at least 30.0%, any such compensation decision made by the Board shall require the approval of each Investor Director. The Board shall also have the authority (but not the obligation) to reimburse Directors for expenses incurred for attendance at meetings of the Board or otherwise in connection with their respective service on the Board. Nothing herein shall be construed to preclude any Director from serving the Company in any other capacity and receiving compensation therefor. If approved by the Board, each Board Observer may be entitled to reimbursement for expenses incurred for attendance at meetings of the Board to the same extent as if he or she were a Director. Section 2.7 Meetings of Directors; Notice. Except as provided pursuant to Section 2.10, meetings of the Board, both regular and special, for any purpose or purposes may be called at any time by the Board or by any Director, by providing at least seven (7) calendar days’ written notice to each Director unless the chairperson of the Board determines, acting reasonably, that there is a significant and time sensitive matter that requires shorter notice to be given, in which case a meeting of the Board may be called by giving at least 48 hours’ written notice to each Director. Each notice shall state the purpose(s) of and agenda for the meeting and include all required information, including dial-in numbers or other applicable access information, in order to participate in the meeting by telephonic means, over the internet or by means of any other customary electronic communications equipment. Unless otherwise agreed by unanimous consent of the Board, no proposal shall be put to a vote of the Board unless it has been listed on the agenda for such meeting. Notice of the time and place of meetings shall be delivered personally or by telephone to each Director, or sent by e-mail to any e-mail address of the Director in the records of the Company. Any notice given personally or by telephone shall be communicated to the applicable Director. A Director may waive the notice requirement set forth in this Section 2.7 by any means reasonable in the circumstances, including by communication to one or more other Directors, and the presence of a Director at a meeting or the approval by a Director of the minutes thereof shall conclusively constitute a waiver by such Director of such notice requirement.

9 Section 2.8 Quorum. (a) Except as otherwise expressly set forth herein, the presence (whether physical, telephonic, over the internet or by means of other customary electronic communications equipment) of a majority of the number of Directors then serving on the Board, including each Investor Director, at a meeting of the Board shall constitute a quorum of the Board for the transaction of all business thereat; provided, that if quorum fails at an attempted meeting that is called with proper notice due to the failure of the Investor Director(s) to attend, then at the next attempted meeting only a majority of the number of Directors then serving on the Board (without regard to the attendance of the Investor Director(s)) must be present in person, by telephone or other electronic means or by proxy in order to constitute a quorum for the transaction of business for purposes of considering only those matters that were included on the agenda for the attempted meeting immediately preceding such meeting. (b) If a quorum is not present at any meeting of the Board, the Directors present at such meeting may adjourn the meeting, without notice other than announcement at the meeting, and the Board or Director that called for the meeting shall attempt to reschedule such meeting until a quorum is present. Section 2.9 Place and Method of Meetings. (a) Meetings of the Board may be held at any place, whether within or outside the State of Delaware or the State of Ohio, and meetings may be held, in whole or in part, by telephonic means, over the internet or by means of any other customary electronic communications equipment. The place at which (or, if applicable, the electronic communication methods by which) a meeting will be held may be specified in the applicable notice of the meeting; provided, that in the absence of such specification, or in the event that any Director objects to the place or electronic communication methods (if any) specified in the applicable notice, then the applicable meeting shall be held solely in physical presence at the principal executive office of the Company, it being understood that a Director may participate in the applicable meeting in accordance with Section 2.9(b). (b) The Directors may participate in meetings of the Board by telephonic means, over the internet or by means of any other customary electronic communications equipment, and, to the fullest extent permitted by applicable Law, shall be deemed to be present at such meeting for all purposes, including for purposes of determining quorum and of voting. Section 2.10 Action by the Board Without a Meeting. Any action required or permitted to be taken by the Board may be taken without a meeting if a number of Directors the vote of whom would be minimally necessary to approve such action at a meeting of the Board shall individually or collectively consent in writing to such action; provided, however, that, if (a) one (1) or more Investor Directors are serving on the Board at the time of such written action, (b) the subject matter of such written action had not previously been addressed during a duly called and noticed meeting of the Board at which quorum was present, and (c) no Investor Director joins such written action, then, in such case, the written action shall not be effective until 48 hours after the Secretary of the Company has notified all then-serving Investor Directors of such action, it being understood that, during such 48-hour period, any Investor Director shall be

10 entitled to call a special meeting of the Board (to be held within such period and solely telephonically, over the internet or by means of other customary electronic communications equipment) for purposes of discussing with the Board the subject matter of such written action (without regard, for purpose of such discussion, to whether a quorum is present to constitute a duly convened meeting of the Board). Notwithstanding the foregoing, (x) no action set forth in this Agreement (including Section 8.1, Section 8.2, Section 8.4 or Section 8.6) that requires the consent of the Investor Member shall be effected by written action entered into pursuant to this Section 2.10 without the Investor Member’s consent and (y) no action set forth in this Agreement that requires that consent of any Investor Director shall be effected by written action entered into pursuant to this Section 2.10 without the consent of such Investor Director(s). Any written actions of the Board may be in counterparts and transmitted by e-mail and shall be filed with the minutes of the proceedings of the Board. Such written actions shall have the same force and effect as a vote of the Board. Section 2.11 Duties of Directors. Each member of the Board shall have fiduciary duties identical to those of directors of a business corporation organized under the General Corporation Law of the State of Delaware; provided, however, that the Members acknowledge and agree that the enforcement or exercise by the Investor Member of any of its rights under Section 8.1, Section 8.2, Section 8.4 or Section 8.6 shall in no event constitute a violation of the fiduciary duties of the Investor Director(s) or the Investor Member, which are hereby disclaimed in all respects with respect thereto. The provisions of this Agreement, to the extent that they expand or restrict the duties and liabilities of the Board, otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of the Board. Section 2.12 Committees. (a) The Board may create one or more committees of the Board, delegate responsibilities, duties and powers to such one or more committees, and appoint Directors to serve thereon; provided, that, for so long as the Investor Member is entitled to appoint an Investor Director, such Investor Director(s) shall be entitled to be a member of any such committee(s). Each Director appointed to serve on any such committee shall serve at the pleasure of the Board, or otherwise in accordance with the terms of the resolution designating the applicable committee. Section 2.4, Section 2.7, Section 2.8, Section 2.9 and Section 2.10 shall each apply to any committee of the Board with the same terms applicable to the Board, mutatis mutandis. (b) For so long as the Investor Member’s Common Percentage Interest is at least 30.0%, the Board shall cause the Company to establish and maintain an advisory committee to the Board (the “Advisory Committee”) consisting of (i) the appropriate members of Company management primarily responsible for the applicable subject areas of the Advisory Committee and (ii) one (1) or more individuals appointed by each Member. The Advisory Committee shall meet monthly but only in months in which a meeting of the Board is not scheduled to occur; provided that the FE Member and the Investor Member may mutually agree to cancel any scheduled meeting of the Advisory Committee if there are no material updates to the applicable report since the immediately prior Board meeting. The Directors, Investor Directors, and Board Observers shall be entitled to attend such meetings; provided that attendance at such meetings by all or a requisite number of Directors constituting a quorum thereof shall not, in and of itself,

11 constitute a waiver of the notice and agenda requirements for Board meetings set forth in Section 2.9(a) or otherwise cause such Advisory Committee meetings to be deemed meetings or actions of the Board. The Advisory Committee shall initially discuss, among other things, the capital expenditures, financing, budget, and treasury matters, and rate base and regulatory matters. For the avoidance of doubt, the Advisory Committee shall have only an advisory role to the Board, and shall not be delegated any authority of the Board or otherwise be empowered to take binding action. Section 2.13 Investor Member Board Observers. (a) For so long as the Investor Member’s Common Percentage Interest is at least 30.0%, the Investor Member shall be entitled to appoint up to a total of four (4) individuals to serve as an observer of the Board (any such individual, a “Board Observer”), which individuals shall be Representatives of the Investor Member and the identity of whom shall be subject to the prior written consent of the FE Member (such consent not to be unreasonably withheld, delayed or conditioned); provided, that the FE Member shall not have any such consent right over the appointment of any proposed Board Observer that is a Qualified Designee. (b) In the event that, and for so long as, the Investor Member’s Percentage Interest decreases such that the Investor Member’s Common Percentage Interest is: (i) at least 15.0% but less than 30.0%, then the Investor Member shall be entitled to appoint up to three (3) Board Observers. (ii) at least 9.9% but less than 15.0%, then the Investor Member shall be entitled to appoint up to two (2) Board Observers. (iii) at least 5.0% but less than 9.9%, then the Investor Member shall be entitled to appoint one (1) Board Observer. (iv) less than 5.0%, then the Investor Member shall not be entitled to appoint any Board Observers. Concurrently with any such decrease in the Investor Member’s Percentage Interest, the Investor Member shall remove the numbers of Board Observer(s) such that the total number of Board Observers complies with this Section 2.13(b). If the Investor Member fails to so act concurrently with such decrease, then the FE Member may designate (in the FE Member’s sole discretion) for removal the number of Board Observers required to be removed as Board Observers had the Investor Member elected the actions set forth in the immediately foregoing sentence, such removal or removals being effective immediately upon such designation. (c) The Board Observer(s) shall have the right to receive notice of, attend and participate in all meetings of the Board (and any committee thereof) and to receive all information provided to Directors at the same time and in the same manner as provided to such Directors; provided, however, that the Company and the Board will be entitled to withhold access to any portion of the information and to exclude the Board Observer(s) from any portion of any meeting of the Board (or any committee thereof) if the Company or the Board determines in good faith in reliance upon the advice of counsel that access to such information or attendance

12 at such meeting (i) is reasonably necessary to preserve an attorney-client privilege of the Company or the Board or (ii) otherwise implicates any conflict of interest between the Investor Member and a particular matter or transaction under consideration by the Board; provided, further, that the Investor Member shall be notified of any intent to exclude the Board Observer(s) in reliance on clause (ii) above in advance of any meeting from which any Board Observer is to be excluded; provided, further, that, any Board Observer(s) that is excluded shall only be excluded for such portion of the meeting during which such matter or transaction is being discussed. For the avoidance of doubt, the Board Observer(s) shall not have any voting rights with respect to any matter brought before the Board and shall not be counted in any manner with respect to whether a quorum is present at a meeting of the Board, and (without limiting the Company’s obligations to provide the Board Observer(s) with notice of meetings of the Board and any committee thereof as set forth in this Section 2.13) no defect in the provision of notice to the Board Observer(s) of any meeting of the Board shall be construed to constitute a defect in the provision of notice to Directors. In the event that any Board Observer is also the Designated Alternate and, in such capacity, he or she is serving at a Board or committee meeting as an Investor Director pursuant to Section 2.2(f), the Investor Member shall not be entitled to appoint an additional individual to serve as a replacement Board Observer to exercise the rights and duties of such Board Observer for that meeting. The Board Observer(s) shall be bound by the same confidentiality obligations as the Directors as set forth in Section 9.4. The Investor Member may cause the Board Observer(s) to resign or appoint a replacement Board Observer(s) from time to time by giving written notice to the Company. In the event that the Investor Member’s Common Percentage Interest becomes less than 5.0%, the Investor Member’s rights under this Section 2.13 shall immediately cease. For the avoidance of doubt, the sole purpose of this Section 2.13 is to provide observation rights (subject to the limitations and conditions set forth in this Section 2.13) to individual Representatives of the Investor Member, and in no event will any Board Observer be construed to be a third-party beneficiary of this Agreement, an agent of the Company of any kind or for any purpose, or have any other claim against the Company or the Members in relation to any matter whatsoever. Section 2.14 Related Party Matters. (a) Subject to the penultimate sentence of this Section 2.14(a), all transactions (including corporate allocations) between any member of the FE Outside Group, on the one hand, and the Company Group, on the other hand (such transactions, “Affiliate Transactions”), shall be (i) entered into and carried out in a manner that, except as may be required by any applicable Law, is (A) consistent with past practices and the corporate allocation and affiliate transaction policies of the FE Outside Group and the Company Group in effect at such time and (B) on terms and conditions that are commercially reasonable with respect to the subject matter thereof, and (ii) entered into and carried out in accordance with the requirements of any applicable Law (including, for the avoidance of doubt, on such terms and conditions as may be required to obtain the approval of the applicable Governmental Body in respect of such transaction). Notwithstanding anything to the contrary in this Agreement, except as required by applicable Law, the FE Member shall ensure during the term of this Agreement that any methodologies used to allocate costs to the Company Group (A) are and will be consistently applied to other members of the FE Outside Group in a manner that does not have a disproportionate adverse impact on the Company or any of its Subsidiaries as compared to any member of the FE Outside Group and (B) would not result in any fines or penalties that are

13 imposed on any member of the FE Outside Group being allocated to the Company or any of its Subsidiaries. For so long as the Investor Member’s Common Percentage Interest is at least 30.0%, to the extent any (x) cost incurred outside of the ordinary course of business or inconsistent with past practices under any cost allocation methodology or (y) change to any cost allocation methodology results in any material costs being disallowed under any applicable regulatory revenue requirement of the Subsidiaries of the Company and the incurrence of such cost or such cost allocation methodology change is not otherwise required under applicable Law or necessary to avoid an Affiliate Transaction Default, the prior written consent of the Investor Member shall be required for such cost incurrence or change. (b) Subject to the Investor Member’s approval rights under Sections 2.14(a), 8.1, 8.2, 8.4 and 8.6, the Members acknowledge and agree that (i) the Company Group and the FE Outside Group have, prior to the Effective Date, engaged in Affiliate Transactions, and will, pursuant to and in accordance with the provisions of Section 2.14(a), from and after the Effective Date, engage in Affiliate Transactions, and (ii) services provided by any member of the FE Outside Group to any member of the Company Group as of the Effective Date pursuant to (A) that certain Service Agreement among FirstEnergy Service Company, certain other members of the FE Outside Group and the Company, dated February 25, 2011, (B) that certain Service Agreement among certain members of the FE Outside Group and certain Subsidiaries of the Company, dated January 31, 2017, and (C) that certain Revised Amended and Restated Mutual Assistance Agreement among certain members of the FE Outside Group and certain Subsidiaries of the Company, dated January 31, 2017, in each case, will continue in the ordinary course of business consistent with past practice (provided that the agreements described in clauses (B) or (C) may be amended, supplemented or replaced from time to time; provided, further, that, in any such case, any required consent, vote or other approval of the Investor Member or Investor Directors (as applicable hereunder) has been obtained in respect thereof). (c) To ensure corporate separateness from the FE Member and other members of the FE Outside Group, the Company, together with its Directors and officers, shall take or refrain from taking, as the case may be, and cause the Company’s Subsidiaries and the Joint Ventures to take or refrain from taking, as the case may be, the following actions (in each case, in a manner and to the extent consistent with the Company Group’s and the FE Outside Group’s respective past practices and to the extent consistent with applicable Law): (i) at all times hold itself out to the public and other Persons as a legal entity separate from the FE Member and the other members of the FE Outside Group; (ii) correct any known material misunderstanding regarding its identity as an entity separate from any FE Outside Group member; (iii) observe appropriate organizational procedures and formalities; (iv) maintain accurate books, financial records and accounts, including checking and other bank accounts and custodian and other securities safekeeping accounts, that are separate and distinct from those of the FE Member and the other members of the FE Outside Group;

14 (v) maintain its books, financial records and accounts in a manner such that it would not be difficult or costly to segregate, ascertain or otherwise identify the Company Group’s assets and liabilities from those of the FE Outside Group; (vi) not enter into any pledge, encumbrance or guaranty, or otherwise become intentionally liable for, or pledge or encumber its assets to secure the liability, debts or obligations of the FE Member or any other member of the FE Outside Group; (vii) not hold out its credit as being available to satisfy the debts or obligations of the FE Member or any other member of the FE Outside Group; (viii) (A) pay its own liabilities, expenses and losses only from its own assets, and (B) compensate all Advisors and other agents from its own funds for services provided to it by such Advisors and other agents; (ix) cause its Representatives to (A) hold themselves out to Third Parties as being the Representatives, as the case may be, of the Company or the applicable member of the Company Group (it being understood that the Company Group need not have its own dedicated employees), and (B) refrain from holding themselves out as Representatives of any member of the FE Outside Group (in connection with any duties performed for, or otherwise in relation to, any member of the Company Group); (x) maintain separate annual financial statements for the Company Group, showing the Company Group’s (or its respective members’) assets and liabilities separate and distinct from those of any member of the FE Outside Group (it being understood that nothing herein shall prohibit the consolidation of such financial statements with the “affiliated group” (as defined in Section 1504(a) of the Code) of which the FE Member is the common parent); and (xi) pay or bear the cost of the preparation of its financial statements, and have such financial statements audited by an independent certified public accounting firm. (d) In the event the Company and/or the FE Member becomes aware of any material breach or material default (it being understood that, for purposes of this clause (d), a breach or default will be deemed to be “material” if (i) the reasonably expected amount of damages that would be sustained by the Company and its Affiliates and Joint Ventures as a result of such breach or default, or series of related breaches or defaults, would exceed $20,000,000 in the aggregate or (ii) the breach or default would otherwise be material to the Company or any of its Subsidiaries or Joint Ventures, by any member of the Company Group or FE Outside Group under any Affiliate Transaction (an “Affiliate Transaction Default”)), the Company and/or the FE Member, as applicable, shall promptly, but in any event within five (5) Business Days after becoming aware of such Affiliate Transaction Default, send a written notice (a “Default Notice”) to the Company and the Investor Member setting forth in reasonable detail the nature of such Affiliate Transaction Default and the reasonable estimate of the current and future anticipated losses associated with such Affiliate Transaction Default with supporting calculations (to the extent feasible to make a reasonable estimate at such time). After delivery of such Default

15 Notice to the Investor Member, the Company (and, if the Company did not provide the Default Notice, the FE Member) shall promptly provide the Investor Member with any additional information reasonably requested by the Investor Member relating to such Affiliate Transaction Default. The defaulting party under such Affiliate Transaction shall have until the expiration of the applicable cure period in respect of such Affiliate Transaction to fully cure any monetary or non-monetary Affiliate Transaction Default, subject to and consistent with applicable Law. In the event that any material alleged Affiliate Transaction Default is not timely cured in accordance with the preceding sentence, the Investor Member shall have the sole right to cause the Company and its Subsidiaries to take, or refrain from taking, any actions in connection with the enforcement of or compliance with the rights or obligations of the Company or any of its Subsidiaries under the terms of the applicable Affiliate Transaction, including the commencement of any litigation, proceeding or other action on behalf of the Company or any of its Subsidiaries against the applicable member(s) of the FE Outside Group. ARTICLE III OFFICERS Section 3.1 Appointment and Tenure. (a) The Board may, from time to time, designate officers of the Company to carry out the day-to-day business of the Company; provided, that, for so long as the Investor Member holds at least a 30.0% Common Percentage Interest, any Board determination of any officer designation or removal pursuant to this Section 3.1 shall require the approval of each Investor Director. (b) The officers of the Company shall be comprised of one or more individuals designated from time to time by the Board. Each officer shall hold his or her office for such term and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the Board. Any number of offices may be held by the same individual. The salaries or other compensation, if any, of the officers shall be fixed from time to time by the Directors. (c) The officers of the Company may consist of a president, a secretary and a treasurer. The Board may also designate one or more vice presidents, assistant secretaries and assistant treasurers. The Board may designate such other officers and assistant officers and agents as the Board may deem necessary or appropriate. Section 3.2 Removal. Any officer may be removed as such at any time by the Board, either with or without cause, in its discretion. Section 3.3 President. The president, if one is designated, shall be the chief executive officer of the Company, shall have general and active management of the day-to-day business and affairs of the Company as authorized from time to time by the Board, and shall be authorized and directed to implement all actions, resolutions, initiatives and business plans adopted by the Board. Section 3.4 Vice Presidents. The vice presidents, if any are designated, in the order of their election, unless otherwise determined by the Board, shall, in the absence or disability of the

16 president, perform the duties and have the authority and exercise the powers of the president. They shall perform such other duties and have such other authority and powers as the Board may from time to time prescribe. Section 3.5 Secretary; Assistant Secretaries. The secretary, if one is designated, shall perform such duties and have such powers as the Board may from time to time prescribe. The assistant secretaries, if any are designated, and unless otherwise determined by the Board, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board may from time to time prescribe. Section 3.6 Treasurer; Assistant Treasurers. The treasurer, if one is designated, shall have custody of the Company’s funds and securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated from time to time by the Board. The treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render the president and the Board, when so directed, an account of all of his or her transactions as treasurer and of the financial condition of the Company. The treasurer shall perform such other duties and have such other powers as the Board may from time to time prescribe. If required by the Board, the treasurer shall give the Company a bond of such type, character and amount as the Board may require. The assistant treasurers, if any are designated, unless otherwise determined by the Board, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the Board may from time to time prescribe. ARTICLE IV DEFAULT; DISSOLUTION Section 4.1 Events of Default. The following shall constitute events of default (each, an “Event of Default”) by the applicable Member under this Agreement: (a) any material breach of this Agreement by such Member; (b) any failure by any Member that is a holder of Common Membership Interests (acting in its capacity as such) to make any Additional Funding Requirement pursuant to and in accordance with a Capital Request Notice issued pursuant to Section 5.1 if such Member indicated it would do so in its Response To Capital Call but then failed to do so within the time period specified in Section 5.1; (c) any purported Transfer by such Member made other than pursuant to and in accordance with the terms and conditions of this Agreement; and (d) the filing of a petition seeking relief, or the consent to the entry of a decree or Order for relief in an involuntary case, under the bankruptcy, rearrangement, reorganization or other debtor relief Laws of the United States or any state or any other competent jurisdiction or a

17 general assignment for the benefit of its creditors by such Member or by any of its controlling Affiliates. Section 4.2 Default Notice. If an Event of Default occurs, then any Member (other than the Member subject to the Event of Default (the “Defaulting Member”)) may deliver to the Company and to the Defaulting Member a notice of the occurrence of such Event of Default, setting forth the circumstances of such Event of Default. The provisions of this Agreement applicable to a “Defaulting Member” shall apply to such Defaulting Member from and after the delivery of such notice until the Event of Default and the material effects thereof have been cured (if capable of being so cured). Section 4.3 Dissolution. (a) Subject to obtaining the requisite authorization, approval or consent of any Governmental Body, the Company shall dissolve, and its affairs shall be wound up, upon either (i) the approval by the Board and the written consent of all of the Members or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act (each, an “Event of Dissolution”). (b) Upon the occurrence of an Event of Dissolution, the Company will continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Members. No Member, acting in its capacity as such, will take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs. All covenants contained and obligations provided for in this Agreement will continue to be fully binding upon the Members until such time as the property of the Company has been distributed pursuant to Section 5.3 and the certificate of formation of the Company has been canceled pursuant to the Act. (c) After the occurrence of an Event of Dissolution, and after all of the Company’s debts, liabilities and obligations have been paid and discharged or adequate reserves have been made therefor and all of the remaining assets of the Company have been distributed to the Members, the Company shall make necessary resolutions and filings to dissolve the Company under the Act. ARTICLE V CAPITAL CONTRIBUTIONS; DISTRIBUTIONS Section 5.1 Capital Contributions. (a) (i) For as long as the Investor Member’s Common Percentage Interest is 30.0% or greater, if the Board determines that it is in the best interests of the Company to obtain additional equity capital for purposes of (x) funding payments required to be made within the succeeding ninety (90) day period for expenditures as contemplated in the Annual Approved Budget and to the extent making such payments is not otherwise covered on commercially reasonable terms by the Company’s available liquidity, (y) complying with applicable Law, or (z) funding any Emergency Expenditures, then the Board may direct the Company to submit to the Members that are holders of Common

18 Membership Interests (in their capacity as such) a written capital funding request notice (a “Capital Request Notice”). (ii) In the event that the Investor Member’s Common Percentage Interest falls below 30.0%, if the Board determines that it is in the best interests of the Company to obtain additional equity capital for purposes of (w) developing, acquiring or maintaining Qualifying Core Assets or funding ordinary course operations of the Company Business, (x) satisfying the Company’s obligations to Third Parties (including in respect of the Indebtedness of the Company Group and the Joint Ventures), (y) complying with applicable Law or (z) funding any Emergency Expenditures, then the Board may direct the Company to submit to the Members that are holders of Common Membership Interests (in their capacity as such) a Capital Request Notice. (iii) Notwithstanding the foregoing, if the Board determines that it is in the best interests of the Company to obtain additional equity capital for any other purpose, the Board may direct the Company to submit to the Members that are holders of the Common Membership Interests (in their capacity as such) a Capital Request Notice; provided that, for so long as the Investor Member is entitled to designate a Director for appointment to the Board pursuant to Section 2.2(b), any such determination of the Board shall require the approval of each Investor Director(s). (iv) Any such determination by the Board to submit a Capital Request Notice pursuant to this Section 5.1(a) shall be referred to herein as an “Additional Funding Requirement.” (b) Any Capital Request Notice shall set forth (A) the anticipated amount of, and the reason for, such Additional Funding Requirement, (B) each Member’s requested share of such Additional Funding Requirement, which with respect to each Member shall equal such Member’s Common Percentage Interest multiplied by the aggregate amount of the Additional Funding Requirement (such share, the “Pro Rata Request Amount”) and (C) the funding date for such Additional Funding Requirement (the “Capital Request Funding Date”), which Capital Request Funding Date shall not be earlier than thirty (30) days following the date on which such Capital Request Notice is delivered to the Members that are holders of Common Membership Interests (in their capacity as such). Subject to the express provisions of this Article V, each Member may, but shall not be obligated to, contribute its Pro Rata Request Amount as called for in the applicable Capital Request Notice (which contribution will be on account of, and credited in the books and records of the Company as a capital contribution made by, such Member as the holder of its Common Membership Interests). Upon the receipt of a Capital Request Notice, each Member shall, within fifteen (15) days of such receipt, provide written notice to the Company and the other Members as to the extent to which such Member intends to fund its Pro Rata Request Amount, whether in whole, in part or not at all (a “Response To Capital Call”). If one Member indicates in its Response To Capital Call that it does not intend to fund its Pro Rata Request Amount in full, and any other Member had, prior thereto, submitted a Response To Capital Call indicating that it intends to fund a greater percentage of its Pro Rata Request Amount, then such other Member will be entitled to amend its Response To Capital Call to reduce its percentage funding to an amount representing a percentage of its Pro Rata Request Amount not less than the lower percentage indicated in the other Member’s Response To Capital

19 Call. For the avoidance of doubt, (X) no Member shall have any obligation to fund any Additional Funding Requirement pursuant to this Section 5.1 unless such Member indicates that it will do so in its Response To Capital Call and (Y) a Member shall only have an obligation to, and may only, fund any Additional Funding Requirement pursuant to this Section 5.1 in such Member’s capacity as a holder of Common Membership Interests. (c) If any Member refuses or fails to make all or any portion of its Pro Rata Request Amount pursuant to this Section 5.1 on or prior to the applicable Capital Request Funding Date (such Member, the “Non-Contributing Member”, and the unfunded amount, the “Unfunded Amount”), then the Company shall provide written notice thereof to the Members that are holders of the Common Membership Interests (in their capacity as such) (the “Contribution Unfunded Amount Notice”), and: (i) Excess Contribution. To the extent that the Non-Contributing Member contributes a portion (but less than all) of its Pro Rata Request Amount, and another Member (the “Over-Contributing Member”) has contributed a greater percentage of its Pro Rata Request Amount than the Non-Contributing Member, the Over- Contributing Member shall have the right to elect (which election shall be made by written notice to the Company and the other Members no later than ten (10) Business Days following the date of the Contribution Unfunded Amount Notice) to (A) receive a special distribution of the amount of such excess (the “Excess Contribution”), such that the Excess Contribution is returned to the Over-Contributing Member (and the Company shall cause such special distribution to be made as promptly as practicable), (B) have the portion of such Excess Contribution that would have been the Non-Contributing Member’s share thereof treated as a loan to the Company (consistent with the methodology in clause (ii)(A), below), or (C) have the portion of such Excess Contribution that would have been the Non-Contributing Member’s share thereof treated as a contribution to capital (consistent with the methodology in clause (ii)(B) below). (ii) Top-Up Right. A Member that has paid its full Pro Rata Request Amount (the “Contributing Member”) shall have the right (but not the obligation) to elect (which election shall be made by written notice to the Company and the other Members no later than ten (10) Business Days following the receipt of the Contribution Unfunded Amount Notice) to contribute any portion of the Unfunded Amount in accordance with this Section 5.1(c) either (A) as a loan to the Company, or (B) as a capital contribution to the Company (or as any combination thereof as the Contributing Member elects) in accordance with the following procedures: (A) Loan. The Contributing Member may elect to advance all or a portion of the Unfunded Amount to the Company on behalf of the Non-Contributing Member, which advance shall be treated as a loan by the Contributing Member to the Company (an “Unfunded Amount Loan”) at an interest rate equal to the highest interest rate payable on any subordinated third- party debt of any member of the Company Group then outstanding. Subject to the terms of this Agreement, each Unfunded Amount Loan shall be repaid out of any subsequent distributions made pursuant to Section 5.2 to which the Non- Contributing Member would otherwise be entitled under this Agreement, and

20 such payments shall be applied first to the payment of accrued but unpaid interest on each such Unfunded Amount Loan and then to the payment of the outstanding principal, until such Unfunded Amount Loan is paid in full. (B) Capital Contribution. The Contributing Member may elect to contribute an amount equal to all or a portion of the Unfunded Amount to the Company. If the Contributing Member elects to contribute to the Company all or a portion of the Unfunded Amount, then, on or after the earlier of the date that the Non-Contributing Member indicates it will not cure the failure to fund its full Pro Rata Request Amount and the thirtieth (30th) day following the date of the Contribution Unfunded Amount Notice, the Company shall issue to the Contributing Member the amount of additional Common Membership Interests that can be purchased for such funded amount at a price per Common Membership Interest equal to 90.0% of the Fair Market Value of a Common Membership Interest (measured as of the date that such contribution is to be made, with the Fair Market Value of a Common Membership Interest determined based on dividing the Fair Market Value of the Company by the number of Common Membership Interests outstanding as of immediately prior to such issuance), and the Contributing Member’s and the Non-Contributing Member’s respective Common Percentage Interests will be adjusted accordingly. (C) Cure Right. Notwithstanding anything to the contrary in this Section 5.1, on or before the thirtieth (30th) day following the date of the Contribution Unfunded Amount Notice, a Non-Contributing Member may make a contribution to the Company equal to the sum of the Unfunded Amount plus, if the Contributing Member already made an Unfunded Amount Loan in respect of such Unfunded Amount, any interest accrued on the Unfunded Amount Loan, following which (1) the Unfunded Amount advanced by the Contributing Member to the Company together with any such interest shall be paid to the Contributing Member, and (2) the former Non-Contributing Member shall be deemed to have cured its failure to pay the Pro Rata Request Amount prior to the Capital Request Funding Date with respect to the applicable Capital Request Notice. (d) If the Non-Contributing Member refuses or fails to make its full Pro Rata Request Amount pursuant to this Section 5.1 on or prior to the applicable Capital Request Funding Date and the Contributing Member has not fully funded the Unfunded Amount in accordance with Section 5.1(c) then on or after the thirtieth (30th) day following the date of the applicable Contribution Unfunded Amount Notice, the Board may authorize (which, for so long as the Investor Member’s Common Percentage Interest is at least 30.0%, such authorization by the Board shall require the approval of each Investor Director if the Non-Contributing Member is the FE Member) the Company to seek additional equity funds on commercially reasonable terms from a Third Party in an amount up to the difference between the total Additional Funding Requirement requested and the total funds received by the Company from the Non-Contributing Member and the Contributing Member (including any additional funds that the Contributing Member may have contributed pursuant to Section 5.1(c)), and to issue Membership Interests to Third Parties in connection therewith pursuant to this Section 5.1(d). If the Board determines to

21 seek additional equity funds from and issue Common Membership Interests to a Third Party pursuant to this Section 5.1(d), then the Company must consummate such issuance within 180 days following the Capital Request Funding Date. If such issuance is not consummated within such 180-day period, then the Company’s right to so issue Common Membership Interests to a Third Party in connection with the applicable Additional Funding Requirement shall be lapsed, and the Company shall not thereafter issue any Common Membership Interests to a Third Party in connection with such Additional Funding Requirement; provided that, if a definitive agreement providing for such issuance is executed prior to the expiration of such 180-day period but the issuance has not been consummated at the expiration of such period solely as a result of a failure to receive the requisite authorization, approval or consent of any Governmental Body in respect of such issuance, then such period shall be extended solely to the extent necessary to permit the receipt of all such authorizations, approvals or consents which are in process but have not been received from the relevant Governmental Body as of such original expiration date and the consummation of the issuance provided for in such definitive agreement; provided, further, that the Company shall have used its reasonable best efforts in seeking such authorizations, approvals and consents. Upon the completion of such issuance of Common Membership Interests pursuant to this Section 5.1(d), the Company shall give written notice to the Members of such issuance, which notice shall specify (i) the total number of new Common Membership Interests issued, (ii) the price per Common Membership Interest at which the Company issued the Membership Interests, and (iii) any other material terms of the issuance. Upon the issuance of new Common Membership Interests pursuant to this Section 5.1(d), the Contributing Member’s and Non-Contributing Member’s respective Common Percentage Interests will be adjusted accordingly. For the avoidance of doubt, any issuance of Membership Interests to Third Parties pursuant to this Section 5.1(d) shall only be of Common Membership Interests, and no such issuance of Membership Interests to Third Parties in connection therewith may be made of Special Purpose Membership Interests. (e) In the event that the Investor Member refuses or fails to fund all or any portion of its share of an Additional Funding Requirement pursuant to this Section 5.1 on or prior to the applicable Capital Request Funding Date in respect of two (2) Additional Funding Requirements, subject to Section 5.1(c)(ii)(C), from and after the occurrence of the second such failure or refusal by the Investor Member, the FE Member may (but is not required to), at its option at any time, acquire all (but not less than all) of the Membership Interests held by the Investor Member (the “Call Right”) by giving written notice (the “Call Notice”) to the Investor Member of its election to exercise the Call Right; provided, that, the Investor Member shall have 60 days following the Call Notice to cure the most recent such failure to fund. The purchase price payable by the FE Member in connection with the exercise of the Call Right shall be equal to the product of (i) 90.0% of the Fair Market Value of the Company (measured as of the date of the delivery of the Call Notice to the Investor Member) multiplied (ii) by a fraction, (A) the numerator of which is the number of Membership Interests that the Investor Member owns at such time and (B) the denominator of which is the total number of Membership Interests then outstanding (the amount equal to such product, the “Call Exercise Price”). If the Call Right is exercised by the FE Member, each of the Parties shall take all actions as may be reasonably necessary to consummate the transactions contemplated by this Section 5.1(e) as promptly as practicable, but in any event not later than thirty (30) days after, or, if the Investor Member indicates its intent to cure its funding failure prior to such 30th day, 60 days after, the delivery of the Call Notice (such period, the “Call Consummation Period”), including entering into

22 agreements and delivering certificates and instruments and consents as may be deemed necessary. If the Investor Member fails to take all actions necessary to consummate the Transfer of the Membership Interests held by it in accordance with this Section 5.1(e) prior to the expiration of the Call Consummation Period, then the Investor Member shall be deemed to be in material breach of this Agreement for purposes of Article IV and for all other purposes hereunder, and shall be deemed to have granted (and hereby grants, contingent only on the occurrence of such failure) an irrevocable appointment of any Person nominated for the purpose by the FE Member to be the Investor Member’s agent and attorney to execute all necessary documentation and instruments on its behalf to Transfer the Investor Member’s Membership Interest to the Company as the holder thereof, in each case consistent with the provisions of this Section 5.1(e). At the consummation of any purchase and sale pursuant to this Section 5.1(e), the Investor Member shall sell to the FE Member all of the Membership Interests owned by the Investor Member in exchange for the Call Exercise Price. Contemporaneously with its receipt from the FE Member of the Call Exercise Price, the Investor Member shall Transfer to the FE Member all of the Membership Interests owned by the Investor Member, free and clear of all Liens. The Members and the Company acknowledge and agree that they shall cooperate reasonably to obtain any necessary authorization, approval or consent of any Governmental Body to consummate the transactions contemplated by this Section 5.1(e). (f) It is hereby acknowledged by the Parties that the FE Member made the MAIT Class B Contribution effective as of March 25, 2024 for the issuance from the Company of Special Purpose Membership Interests constituting a 100% Special Percentage Interest. Except for the MAIT Class B Contribution, no Member that is a holder of Special Purpose Membership Interests (acting in such capacity) has made or shall make, or shall be required or permitted to make, whether pursuant to a written capital funding request notice from the Company or otherwise, any additional capital contributions to the Company on account of its ownership of Special Purpose Membership Interests. Section 5.2 Distributions Generally; Support Payments. (a) Except as otherwise provided herein and subject to Section 5.2(c), Section 5.2(d) and the Act, no later than sixty (60) days after the end of each fiscal quarter, (i) for as long as the Investor Member’s Common Percentage Interest is 30.0% or greater, the Company shall make distributions in cash to the Members that are holders of the Common Membership Interests (in their capacity as such) of all of the Company’s Available Limited Discretion Cash in respect of such fiscal quarter, and (ii) in the event that the Investor Member’s Common Percentage Interest falls below 30.0%, the Company shall make distributions in cash to the Members that are holders of the Common Membership Interests (in their capacity as such) of all the Company’s Available Cash in respect of such fiscal quarter. The Company may make such other more frequent distributions (including interim distributions) to the Members that are holders of the Common Membership Interests (in their capacity as such) at such times and in such amounts as the Board may determine; provided, that, for so long as the Investor Member holds at least a 30.0% Common Percentage Interest, any such determination of the Board shall require the approval of each Investor Director; provided, further, that the Company shall only make distributions of any MAIT Class B Distributable Amounts (or any amounts that should be properly classified as MAIT Class B Distributable Amounts) in accordance with Section 5.2(b); provided, further, that except as set forth in Section 5.2(b) or in accordance with Section 5.3, no

23 Member in its capacity as a holder of Special Purpose Membership Interests shall be entitled to, and no Member in its capacity as a holder of Special Purpose Membership Interests shall receive, any distributions from the Company on account of such holder’s Special Purpose Membership Interests. (b) Except as otherwise provided herein and subject to Section 5.2(c), Section 5.2(d) and the Act, for so long as any Special Purpose Membership Interests remain outstanding, as promptly as practicable (and in any event no later than two (2) Business Days) after each time that MAIT has made a validly authorized distribution to its equity holders in accordance with MAIT’s Organizational Documents and applicable Law, the Company shall make distributions in cash to the Members that are holders of the Special Purpose Membership Interests (in their capacity as such) of all of the Company’s MAIT Class B Distributable Amounts. (c) Except as otherwise provided herein, all distributions shall be paid to the Members only in cash and in the same proportion as their respective Common Percentage Interest or Special Percentage Interest, as applicable; provided that, in the case of distributions to be paid in respect of any period during which the applicable Common Percentage Interest or Special Percentage Interest, as applicable, of the Members changed, such distributions shall be prorated to reflect the Percentage Interest of the Members on each day of such measurement period, and the Company and the Members shall take such action as necessary to effectuate such proration. (d) Notwithstanding the terms of this Section 5.2 and any other provision of this Agreement, (i) the Company shall not make any distribution to any Member on account of its Membership Interests to the extent such distribution would violate the Act or other applicable Law, and (ii) a Member may direct the payment of part or all of any distribution to another Person by providing written notice of such direction to the Company. Section 5.3 Distributions upon the Occurrence of an Event of Dissolution. Upon the occurrence of an Event of Dissolution, the Board will proceed, subject to the provisions herein, to wind up the affairs of the Company, liquidate and distribute the remaining assets of the Company (provided, however, that all distributions shall be paid to the Members only in cash) and apply the proceeds of such liquidation in the order of priority in accordance with Section 18- 804 of the Act or as may otherwise be agreed to by the Members, including, for the avoidance of doubt, the Investor Member; provided that, notwithstanding the foregoing (including the order of priority set forth in Section 18-804 of the Act to the extent it is contrary to the terms set forth in this proviso), to the extent permitted by applicable Law, the Members and the Company shall take all actions necessary to cause the Company to, before making any liquidating distributions to the Members as holders of the Common Membership Interests on account thereof, first make a liquidating distribution equal to the Fair Market Value of the MAIT Class B Interests then- owned by or for the benefit of the Company as of the date of the occurrence of an Event of Dissolution to the Members who are holders of the Special Purpose Membership Interest (on account thereof) in the same proportion as their respective Special Percentage Interests.

24 Section 5.4 Withdrawal of Capital; Interest. Except as expressly provided in this Agreement, (a) no Member may withdraw capital or receive any distributions from the Company and (b) no interest shall be paid by the Company on any capital contribution or distribution. ARTICLE VI TRANSFERS OF MEMBERSHIP INTERESTS Section 6.1 General Restrictions. (a) No Member shall Transfer any of its Membership Interests except pursuant to and in accordance with this Article VI. Any purported Transfer by any Member of its Membership Interests in violation of this Section 6.1(a), or without compliance in all respects with the provisions of this Article VI pertaining to such purported Transfer, shall be invalid and void ab initio, and such purported Transfer by such Member shall constitute a material breach of this Agreement for purposes of Article IV. (b) Subject to Section 6.2, neither the Investor Member nor the FE Member may Transfer any of its Membership Interests to any Person prior to the expiration of the Lock- Up Period, other than with the prior written consent of the FE Member or the Investor Member, as applicable. After the expiration of the Lock-Up Period, each of the Investor Member and the FE Member, as applicable, may Transfer its Membership Interests in accordance with this Article VI. Notwithstanding the foregoing, each of the Members may at any time Transfer Membership Interests in compliance with Section 6.5. Section 6.2 Transfers to Permitted Transferees; Liens by Members. (a) Notwithstanding Section 6.1(a) and Section 6.1(b), each of the Members may Transfer at any time all or any portion of the Membership Interests held by it to any one of its Permitted Transferees; provided that, in connection with any such Transfer, (i) such Permitted Transferee shall, (A) in writing, assume all of the rights and obligations of the Transferring Member as a Member under this Agreement and as a Party hereto with respect to the Transferred Membership Interests and (B) obtain all requisite authorizations, approvals and consents of any Governmental Body in respect of such Transfer (and no such requisite authorization, approval or consent shall have been rescinded), and (ii) effective provision shall be made whereby such Permitted Transferee shall be required, prior to the time when it shall cease to be a Permitted Transferee of the Transferring Member, to Transfer such Membership Interests to the Transferring Member or to another Person that would be a Permitted Transferee of the Transferring Member as of such applicable time. In the event that a Member (including, as the case may be, a Permitted Transferee) intends to Transfer its Membership Interests to a Permitted Transferee, such Transferring Member or the Permitted Transferee, as applicable, shall notify the other Member and the Company of the intended Transfer at least twenty (20) Business Days prior to the intended Transfer. (b) Each Member shall be permitted to directly or indirectly Encumber its Membership Interests or any equity interests in such Member in connection with any debt financing, the proceeds of which have been or will be used by such Member to finance its purchase of such Membership Interests (whether in respect of an issuance of new Membership

25 Interests by the Company or the purchase of existing Membership Interests from a Member or the refinancing of any such debt financing in the future), and neither such Lien nor any commencement or consummation of foreclosure proceedings or exercise of foreclosure remedies by a secured party on, or the subsequent direct or indirect sale of, a Member’s Membership Interests Encumbered in connection with any such debt financing shall, in either case, be considered a “Transfer” for any purpose under this Agreement; provided, that (i) such Member shall be obligated to promptly notify the other Member and the Company in writing following the commencement of any such foreclosure remedies or proceedings, (ii) in the event of the consummation of such a foreclosure, such Member will automatically cease to be deemed the owner of the Membership Interests so foreclosed and will cease to have any rights in respect thereof (with the financing source foreclosing on such Membership Interests succeeding to the rights and responsibilities of the Member hereunder), and (iii) the consummation of any such foreclosure will be subject to the receipt of any required authorization, approval or consent of all applicable Governmental Bodies. Section 6.3 Right of First Offer. (a) Prior to any Transfer by a Member (each, a “Transferring Member”) of any Membership Interests, other than to a Permitted Transferee of such Transferring Member, the Transferring Member must first offer to sell to the other Member (such other Member, the “Non-Transferring Member”) all of its Membership Interests that it desires to sell (such Membership Interests to be offered for sale to the Non-Transferring Member pursuant to this Section 6.3, the “Subject Membership Interests”), in each case, in accordance with the procedures set forth in the provisions of this Section 6.3. (i) The Transferring Member shall first deliver to the Non- Transferring Member a written notice (a “Sale Notice”) setting forth the cash price and all of the other material terms and conditions at which the Transferring Member is willing to sell the Subject Membership Interests to the Non-Transferring Member, which notice shall constitute an offer to the Non-Transferring Member to effect such purchase and sale on the terms set forth therein. Any such Sale Notice shall be firm, not subject to withdrawal and prepared and delivered in good faith. Within thirty (30) days following its receipt of a Sale Notice, the Non-Transferring Member may accept the Transferring Member’s offer and purchase the Subject Membership Interests at the cash price and upon the other material terms and conditions set forth in the Sale Notice, in which event the closing of the purchase and sale of the Subject Membership Interests will take place as promptly as practicable. The Sale Notice shall contain representations and warranties by the Transferring Member to the Non-Transferring Member that (A) the Transferring Member has full right, title and interest in and to the Subject Membership Interests, (B) the Transferring Member has all the necessary power and authority and has taken all necessary action to Transfer the Subject Membership Interests to the Non-Transferring Member as contemplated by this Section 6.3, and (C) the Subject Membership Interests are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement and those arising under securities Laws of general applicability pertaining to limitations on the transfer of unregistered securities.

26 (ii) If the Non-Transferring Member does not accept the Transferring Member’s offer within such thirty (30)-day period, then the Transferring Member will, for a period of one hundred twenty (120) days commencing on the earlier of (A) the expiration of such thirty (30)-day period and (B) the delivery of a written notice by the Non-Transferring Member to the Transferring Member rejecting the offer set forth in the Sale Notice (if any) (such one hundred twenty (120)-day period, the “Sale Period”), be entitled to sell the Subject Membership Interests to any one Third Party at the same or higher price and upon other terms and conditions (excluding price) that are not more favorable to the acquiror than those specified in the Sale Notice, subject to the other terms of this Section 6.3. If such sale to any Third Party is not completed prior to the expiration of the Sale Period, then the process initiated by the delivery of the Sale Notice shall be lapsed, and the Transferring Member will be required to repeat the process set forth in this Section 6.3 before entering into any agreement with respect to, or consummating, any sale of Membership Interests to any Third Party; provided that if a definitive agreement providing for the consummation of such sale is executed within the Sale Period but such sale has not been consummated at the expiration of the Sale Period solely as a result of a failure to receive the requisite authorization, approval or consent of any Governmental Body in respect of such sale, then the Sale Period shall be extended solely to the extent necessary to permit the receipt of all such authorizations, approvals or consents which are in process but have not been received from the relevant Governmental Body as of the original expiration date of the Sale Period and the consummation of the sale provided for in such definitive agreement; provided, further, that the Transferring Member shall have used its reasonable best efforts in seeking such authorizations, approvals and consents. (b) The Investor Member and its Permitted Transferees (if any) shall not be permitted to Transfer any of their Membership Interests to a Prohibited Competitor without the prior written consent of the FE Member. Within ten (10) Business Days of January 1st of each year, the FE Member shall have the right to update the list of Prohibited Competitors set forth on Schedule 2 (i) to replace no more than three (3) of the Prohibited Competitors with other Competitors designated by the FE Member, and (ii) in addition to any replacements pursuant to clause (i), to add up to two (2) additional Prohibited Competitors designated by the FE Member to such list. Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.3(b) and Schedule 2 (together with the definition of “Prohibited Competitor”) shall automatically terminate and have no further force and effect in the event that the FE Member and its Permitted Transferees, individually or collectively, no longer control the Company. For purposes of this Section 6.3 and Section 6.4, “control” means (x) the ownership of a majority of the issued and outstanding Common Membership Interests of the Company, or (y) the ability to elect, directly or indirectly, a majority of the Directors of the Company in accordance with this Agreement. (c) Prior to the consummation of any Transfer pursuant to Section 6.3(a)(ii), the Transferring Member shall have delivered to the Board and to the Non-Transferring Member evidence reasonably satisfactory to the Board (with the Directors appointed by the Transferring Member abstaining from any such determination) and to the Non-Transferring Member that (i) the transferee is financially capable of carrying out the obligations and promptly paying all liabilities of the Transferring Member pursuant to this Agreement with respect to the Subject

27 Membership Interests, and (ii) the Transfer complies with the provisions of Section 6.3(b) (if applicable). Section 6.4 Tag-Along Rights. (a) Other than with respect to a Transfer proposed and made in accordance with Section 6.5, in the event that the FE Member proposes to effect a Transfer to a Third Party transferee (the “Tag-Along Buyer”) of a number of its Membership Interests (i) constituting more than 5.0% of the total Common Membership Interests then outstanding (but which would not result in the Tag-Along Buyer acquiring control of the Company) or (ii) that would result in the Tag-Along Buyer acquiring control of the Company (in either case, a “Tag-Along Sale”), then the FE Member shall give the Investor Member written notice (a “Tag-Along Notice”) of such proposed Transfer at least thirty (30) days prior to the consummation of such Tag-Along Sale, setting forth (w) the number of Membership Interests (“Tag-Along Offered Membership Interests”) proposed to be Transferred to the Tag-Along Buyer and the purchase price, (x) the identity of the Tag-Along Buyer, (y) any other material terms and conditions of the proposed Transfer, and (z) the intended dates on which the FE Member will enter into a definitive agreement in respect of such proposed Transfer and consummate such proposed Transfer. (b) Upon delivery of a Tag-Along Notice, the Investor Member shall have the right, (i) in the case of a Tag-Along Sale described under Section 6.4(a)(i), to sell up to its Tag Portion, and (ii) in the case of a Tag-Along Sale described under Section 6.4(a)(ii), to sell all of the Common Membership Interests of the Company held by the Investor Member, in either case at the same price per Common Membership Interest, for the same form of consideration and pursuant to the same terms and conditions (including time of payment) as set forth in the Tag- Along Notice (or, if different, as such are applicable at the time of the entry into a definitive agreement in respect of, or at the time of the consummation of, the Tag-Along Sale). If the Investor Member wishes to participate in the Tag-Along Sale, then the Investor Member shall provide written notice to the FE Member no less than thirty (30) days after the date of the Tag- Along Notice, indicating such election. Such notice shall set forth the number of its Common Membership Interests that the Investor Member elects to include in the Tag-Along Sale (which number shall not exceed its Tag Portion solely in the case of a Tag-Along Sale described under Section 6.4(a)(i)), and such notice shall constitute the Investor Member’s binding agreement to sell such Common Membership Interests on the terms and subject to the conditions applicable to the Tag-Along Sale. (c) Any Transfer of the Investor Member’s Common Membership Interests in a Tag-Along Sale shall be on the same terms and conditions as the Transfer of the FE Member’s Common Membership Interests in such Tag-Along Sale, except as otherwise provided in this Section 6.4(c). The Investor Member shall be required to make customary representations and warranties in connection with the Transfer of the Investor Member’s Common Membership Interests, including as to its ownership and authority to Transfer, free and clear of all Liens, the Investor Member’s Common Membership Interests and shall indemnify and hold harmless, to the fullest extent permitted by applicable Law, the Tag-Along Buyer against all losses of whatever nature arising out of, in connection with or related to any material breach of any material representation or warranty made by, or agreements, understandings or covenants of the Investor Member, as the case may be, under the terms of the agreements relating to such Transfer

28 of Investor Member’s Common Membership Interests, in each case not to exceed the equivalent obligations to indemnify and hold harmless the Tag-Along Buyer provided by the FE Member; provided, that (i) liability for misrepresentation or indemnity shall (as between the FE Member and the Investor Member) be expressly stated to be several but not joint and the FE Member and the Investor Member shall not be liable for any breach of covenants or representations or warranties as to the Common Membership Interests of any other Member and shall not, in any event, be liable for more than its pro rata share (based on the proceeds to be received) of any liability for misrepresentation or indemnity, (ii) the Investor Member shall benefit from any releases of sellers or other provisions in the transaction documentation of general applicability to sellers to the same extent as the FE Member, (iii) the Investor Member shall not be obligated to agree to any non-customary administrative covenants (such as any non-compete covenants that would restrict its or its Affiliates’ business activities), and (iv) the Investor Member shall not be obligated to provide indemnification obligations that exceed its proceeds from the Tag-Along Sale. (d) Notwithstanding the foregoing, and for the avoidance of doubt, the Investor Member shall not be entitled to Transfer its Common Membership Interests pursuant to this Section 6.4 in the event that, notwithstanding delivery of a written notice of election to participate in such Tag-Along Sale pursuant to this Section 6.4, the Investor Member fails to consummate the Transfer of its Common Membership Interests (on the terms and conditions required by this Section 6.4) in the applicable Tag-Along Sale. (e) For the avoidance of doubt, (i) the terms of this Section 6.4 apply to any Transfers of any Common Membership Interests by a Permitted Transferee of the FE Member that would otherwise constitute a Tag-Along Sale, and (ii) the rights conferred to the Investor Member under this Section 6.4 do not apply in the event of (A) a Change in Control of the FE Member or (B) a sale of all or any portion of the FE Member’s Special Purpose Membership Interests. Section 6.5 Drag-Along Rights. (a) In the event that the FE Member intends to effect a sale of all of the Common Membership Interests owned by the FE Member and such Common Membership Interests constitute a majority of the issued and outstanding Common Membership Interests of the Company (a “Drag-Along Sale”), then the FE Member shall have the option (but not the obligation) to require the Investor Member to Transfer all of its Common Membership Interests to the Third Party buyer (the “Drag-Along Buyer”) (or to such other Party as the Drag-Along Buyer directs) in accordance with the provisions of this Section 6.5 (such right of the FE Member, the “Drag-Along Right”). (b) If the FE Member elects to exercise the Drag-Along Right pursuant to Section 6.5(a), then the FE Member shall send a written notice to the Investor Member (a “Drag- Along Notice”) specifying (i) that the Investor Member is required to Transfer all of its Common Membership Interests pursuant to this Section 6.5, (ii) the amount and form of consideration payable for the Investor Member’s Common Membership Interests, (iii) the name of the Third Party to which the Investor Member’s Common Membership Interests are to be Transferred (or which is otherwise entitled to direct the disposition thereof at the consummation of the Drag-

29 Along Sale), (iv) any other material terms and conditions of the proposed Transfer, and (v) the intended dates on which the FE Member will enter into a definitive agreement in respect of such proposed Transfer and consummate such proposed Transfer. (c) In the event that the FE Member elects to exercise the Drag-Along Right, then the Investor Member hereby agrees with respect to all Common Membership Interests it holds: (i) in the event such transaction requires the approval of Members, to vote (in person, by proxy or by action by written consent, as applicable) all of its voting Membership Interests in favor of such Drag-Along Sale; (ii) to execute and deliver all related documentation and take such other action reasonably necessary to enter into definitive agreements in respect of and to consummate the proposed Drag-Along Sale in accordance with, and subject to the terms of, this Section 6.5; and (iii) not to deposit its Common Membership Interests in a voting trust or subject any Common Membership Interests to any arrangement or agreement with respect to the voting of such Common Membership Interests, unless specifically requested to do so by the Drag-Along Buyer in connection with a Drag-Along Sale. (d) Subject to Section 6.5(e), any Transfer of the Investor Member’s Common Membership Interests in a Drag-Along Sale shall be on the same terms and conditions as the proposed Transfer of the FE Member’s Common Membership Interests in the Drag-Along Sale. Upon the request of the FE Member, the Investor Member shall be required to make customary representations and warranties in connection with the Transfer of the Investor Member’s Common Membership Interests, including as to its ownership and authority to Transfer, free and clear of all Liens, its Membership Interests, and shall indemnify and hold harmless, to the fullest extent permitted by applicable Law, the Drag-Along Buyer against all losses of whatever nature arising out of, in connection with or related to any material breach of any representation or warranty made by, or agreements, understandings or covenants of the Investor Member as the case may be, under the terms of the agreements relating to such Transfer of the Investor Member’s Common Membership Interests, in each case not to exceed the equivalent obligations to indemnify and hold harmless the Tag-Along Buyer provided by the FE Member; provided, that (i) liability for misrepresentation or indemnity shall (as between the FE Member and the Investor Member) be expressly stated to be several but not joint and the FE Member and the Investor Member shall not be liable for any breach of covenants or representations or warranties as to the Membership Interests of any other Member and shall not, in any event, be liable for more than its pro rata share (based on the proceeds to be received) of any liability for misrepresentation or indemnity, (ii) the Investor Member shall benefit from any releases of sellers or other provisions in the transaction documentation of general applicability to sellers to the same extent as the FE Member and (iii) the Investor Member shall not be obligated to provide indemnification obligations that exceed its proceeds from the Drag-Along Sale. (e) Any Transfer required to be made by the Investor Member pursuant to this Section 6.5 shall be for consideration consisting solely of cash. Without the consent of the

30 Investor Member, the Investor Member shall not be required in connection with such Drag- Along Sale to agree to any material non-customary administrative covenants (such as any non- compete covenants that would restrict its or its Affiliates’ business activities). (f) At the consummation of the Drag-Along Sale, the Investor Member shall Transfer all of its Common Membership Interests to the Drag-Along Buyer (or its designee), and the Drag-Along Buyer shall pay the consideration due for the Investor Member’s Common Membership Interest. If the Investor Member has, due to its own fault, failed, as of immediately prior to the time that the consummation of the Drag-Along Sale would otherwise have occurred, to have taken all actions necessary in accordance with this Agreement to consummate the Transfer of the Common Membership Interests held by it, then the Investor Member shall be deemed to be in material breach of this Agreement for purposes of Article IV, and shall be deemed to have granted (and hereby grants, contingent only on the occurrence of such failure) an irrevocable appointment of any Person nominated for the purpose by the FE Member to be the Investor Member’s agent and attorney to execute all necessary documentation and instruments on its behalf to Transfer the Investor Member’s Common Membership Interest to the Drag- Along Buyer (or as it may direct) as the holder thereof, in each case consistent with the terms set forth in this Section 6.5. (g) The FE Member shall have a period of 180 days commencing on the delivery of the Drag-Along Notice (such 180-day period, the “Drag Sale Period”) to consummate the Drag-Along Sale. If the Drag-Along Sale is not completed prior to the expiration of the Drag Sale Period, then the process initiated by the delivery of the Drag-Along Notice shall be lapsed, and the FE Member will be required to repeat the process set forth in this Section 6.5 to pursue any Drag-Along Sale; provided that if a definitive agreement providing for the consummation of such Drag-Along Sale is executed within the Drag Sale Period but such Drag-Along Sale has not been consummated at the expiration of the Drag Sale Period solely as a result of a failure to receive the requisite authorization, approval or consent of any Governmental Body in respect of such Drag-Along Sale, then the Drag Sale Period shall be extended solely to the extent necessary to permit the receipt of all such authorizations, approvals or consents which are in process but have not been received from the relevant Governmental Body as of the original expiration date of the Drag Sale Period and the consummation of the Drag-Along Sale provided for in such definitive agreement; provided, further, that the FE Member shall have used efforts in seeking such authorizations, approvals and consents consistent with its obligations under such definitive agreement(s) in respect thereof. (h) Notwithstanding the foregoing, the FE Member may not exercise the Drag-Along Right or consummate any Drag-Along Sale without the prior written consent of the Investor Member unless the applicable Drag-Along Sale would result in the Investor Member receiving net cash proceeds that result in the achievement of at least (x) an IRR of 10.0% and (y) an amount equal to 250.0% of the Investor Member’s total capital contributions as of the exercise date of the Drag-Along Right plus the Purchase Price (as defined in the Initial PSA) plus the Purchase Price (as defined in the Second PSA) (the “Investor Member Minimum Return”) and all outstanding loans (pursuant to Section 5.1 or otherwise) from the Investor Member to the FE Member, the Company or any of its Subsidiaries or Joint Ventures, including all accrued and unpaid interest thereon, are repaid in full at the closing of such contemplated Drag-Along Sale; provided, that any shortfall in the Investor Member receiving net cash proceeds that result in the

31 achievement of the Investor Member Minimum Return may be paid by the FE Member to the Investor Member in immediately available funds at the closing of the Drag-Along Sale, in which case the prior written consent of the Investor Member shall not be required to exercise the Drag- Along Right or consummate such Drag-Along Sale. (i) For the avoidance of doubt, the rights conferred to the FE Member under this Section 6.5 do not apply in the event of (A) a Change in Control of the FE Member or (B) a sale of all or any portion of the FE Member’s Special Purpose Membership Interests. Section 6.6 Cooperation. The Members and the Company acknowledge and agree that each of them shall cooperate reasonably to obtain the requisite authorization, approval or consent of any Governmental Body necessary to consummate (i) any Transfers contemplated or permitted by this Article VI or (ii) any indirect transfer of ownership interests of any direct or indirect member of the Investor Group (“Investor Group Transfer”) to the extent that such transfer necessitates the Company’s, any of its Subsidiaries’, any Joint Venture’s or the FE Member’s participation in order to obtain such authorization, approval or consent of an applicable Governmental Body. The Members shall have the right in connection with any Transfer of Membership Interests permitted by this Agreement or any Investor Group Transfer (or in connection with the investigation or consideration of any such potential Transfer or Investor Group Transfer) to require the Company to reasonably cooperate with potential purchasers in such prospective Transfer or Investor Group Transfer (at the sole cost and expense of the applicable Member or such potential purchasers) by taking such actions reasonably requested by the applicable Member or such potential purchasers, including (a) preparing or assisting in the preparation of due diligence materials, (b) providing access to the Company’s and each of its Subsidiaries’ and Joint Ventures’ books, records, properties and other materials (subject, in each case, to the execution of customary confidentiality and non-disclosure agreements) to potential purchasers, and (c) making the directors, officers, employees (if any) and other Representatives of the Company and its Subsidiaries and Joint Ventures available to potential purchasers for presentations and due diligence interviews; provided that no such cooperation by the Company shall be required (i) until the relevant potential purchaser executes and delivers to the Company a customary confidentiality agreement, (ii) to the extent such cooperation would unreasonably interfere with the normal business operations of the Company or any of its Subsidiaries or Joint Ventures, and (iii) to the extent the provision of any information would (A) conflict with, or constitute a violation of, any applicable Law or cause a loss of attorney-client privilege of the Company or any of its Subsidiaries or Joint Ventures, (B) other than as may be necessary for the purpose of any regulatory filings necessary to consummate any such Transfer or Investor Group Transfer, in the FE Member’s reasonable and good faith determination, require the disclosure of any information that is proprietary, confidential or sensitive to the FE Member or to any other member of the FE Outside Group, (C) other than as may be necessary for the purpose of any regulatory filings necessary to consummate any such Transfer or Investor Group Transfer, in the Investor Member’s reasonable and good faith determination, require the disclosure of any information that is proprietary, confidential or sensitive to the Investor Member, or (D) require the disclosure of any confidential information relating to any joint, combined, consolidated or unitary Tax Return that includes the FE Member or any other member of the FE Outside Group or any supporting work papers or other documentation related thereto. Notwithstanding anything herein to the contrary, the Company will not be required in connection with any Transfers contemplated or permitted by

32 this Article VI or any Investor Group Transfer to offer or grant any non-de minimis accommodation or concession (financial or otherwise) to any Third Party or to otherwise suffer any non-de minimis detriment in connection with obtaining any authorization, approval or consent of any Governmental Body in connection with such transfer (it being understood that costs and expenses incurred by the Company that are promptly reimbursed by the Member seeking to effect such transfer will not be considered a “detriment” for purposes of this sentence). Section 6.7 Contracts Inhibiting Transfer. The Company shall not, and shall cause its Subsidiaries and each Joint Venture not to, enter into any Contract (or modify the terms of any existing Contract of the Company or any of its Subsidiaries or Joint Ventures so as to provide) that includes a provision that, by its terms, is triggered by a Transfer of the Investor Member’s Membership Interests or an Investor Group Transfer and that the consequence of such triggering event under such Contract would have an effect that is materially adverse to the Company or any of its Subsidiaries or Joint Ventures. ARTICLE VII PREEMPTIVE RIGHTS Section 7.1 Preemptive Rights. The Company hereby grants to each Member the right to purchase such Member’s Preemptive Right Share of all (or any part) of any New Securities that the Company may from time to time issue after the date of this Agreement (the “Preemptive Right”). In the event the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), the Company shall give to each Member written notice of its intention to issue New Securities (the “Preemptive Right Participation Notice”), describing the amount and type of New Securities, the cash purchase price and the general terms upon which it proposes to issue such New Securities. Each Member shall have ten (10) Business Days from the date of receipt of any such Preemptive Right Participation Notice (the “Preemptive Right Notice Period”) to agree in writing to purchase for cash up to such Member’s Preemptive Right Share of such New Securities for the price and upon the terms and conditions specified in the Preemptive Right Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Member’s Preemptive Right Share). If any Member fails to so respond in writing within the Preemptive Right Notice Period, then such Member shall forfeit the right hereunder to purchase its Preemptive Right Share of such New Securities. Subject to obtaining the requisite authorization, approval or consent of any Governmental Body, the closing of any purchase by any Member pursuant to this Section 7.1 shall be consummated concurrently with the consummation of the issuance or sale described in the Preemptive Right Participation Notice. The Company shall be free to complete the proposed issuance or sale of New Securities described in the Preemptive Right Participation Notice with respect to any New Securities not elected to be purchased pursuant to this Section 7.1 in accordance with the terms and conditions set forth in the Preemptive Right Participation Notice (except that the amount of New Securities to be issued or sold by the Company may be reduced upon approval by the Board, which shall require the approval of each Investor Director so long as the Investor Member holds a Common Percentage Interest of at least 30.0%).

33 ARTICLE VIII PROTECTIVE PROVISIONS Section 8.1 Investor Member No Threshold Matters. The Company shall not cause or permit, in each case, without the prior written consent of the Investor Member (except that no such written consent shall be required to the extent that such matter is necessary to comply with applicable Law); provided, that the Investor Member may not unreasonably withhold its consent to the matters under clause (i) below (it being acknowledged and agreed that it shall be deemed unreasonable for the Investor Member to withhold its consent to any matter under clause (i) below solely on the basis of the pricing or other terms thereof if such pricing or other terms are provided for by, and are otherwise in accordance with, applicable Law): (a) the issuance of (i) any membership interests by the Company or (ii) any equity interests by any of the Company’s Subsidiaries to any Person that is not the Company or one of its Subsidiaries; (b) the taking of any action that would reasonably be expected to result in the Company not being classified as a corporation for U.S. federal income Tax purposes (or for the purposes of any applicable state and local Taxes, to the extent material); (c) causing the conversion of the Company or any of its Subsidiaries from its current legal business entity form to any other business entity form (e.g., the conversion of the Company from a Delaware limited liability company to a Delaware corporation); (d) any non-pro rata repurchase or redemption of any equity interests issued by the Company; (e) the transfer, sale or other disposition, whether by way of asset sale, stock sale, merger or otherwise, of all or substantially all of the assets of the Company and the Company’s Subsidiaries, taken as a whole on a consolidated basis (it being understood, for the avoidance of doubt, that this Section 8.1(e) shall not be deemed to restrict a transfer, sale or other disposition of the equity of the Company); (f) any amendment or modification to any Organizational Document of any Subsidiary of the Company, other than (i) ministerial amendments thereto or (ii) amendments thereto that would not reasonably be expected to have a material and adverse impact on the Investor Member; (g) any election that would cause the Company to be treated as a “real estate investment trust” (within the meaning of Section 856 of the Code); (h) (i) any amendment or modification to the Company Group Intercompany Income Tax Allocation Agreement dated as of March 25, 2024, among the Company and its Subsidiaries listed therein (or any replacement agreement thereof entered into among the Company and its Subsidiaries for the purpose of allocating consolidated tax liabilities, the “Company Group Tax Allocation Agreement”), or (ii) the entry by the Company into any Tax sharing or allocation agreement other than the Company Group Tax Allocation Agreement;

34 (i) the entry into, amendment or termination of, or waiver of any material right under, any Affiliate Transaction (which shall not be deemed to include any corporate allocations involving the Company or any of its Subsidiaries that are made in compliance with Section 2.14, other than those corporate allocations that relate to operating electric transmission assets and facilities (non-corporate support services) that are specific to the Company or its Subsidiaries) other than Affiliate Transactions that satisfy each of the following requirements: (i) any and all such Affiliate Transactions are entered into on terms that are no less favorable in the aggregate to the Company (or the relevant Subsidiary thereof party thereto) than reasonably would be obtainable by another similarly-situated utility company from an unaffiliated third party (it being agreed that any pricing or other terms required by applicable Law shall be deemed to constitute an arm’s length term for purposes of this clause (i)); and (ii) any and all such Affiliate Transactions involve revenues or expenditures of less than $10,000,000 per Contract, transaction or series of related transactions individually and less than $30,000,000 in the aggregate for any fiscal year for all such Affiliate Transactions (it being acknowledged and agreed that no prior written consent of the Investor Member will be required with respect to any amendments to any Affiliate Transaction made in the ordinary course of business unless and only to the extent such amendment would adversely affect the Company or its relevant Subsidiary party thereto in any material respect); provided, that with respect to any Affiliate Transaction contemplated by Section 8.2(b) or Section 8.1(h), Section 8.2(b) or Section 8.1(h) shall control over this Section 8.1(i); (j) the filing of a petition seeking relief, or the consent to the entry of a decree or order for relief in an involuntary case, under the bankruptcy, rearrangement, reorganization or other debtor relief Laws of the United States or any state or any other competent jurisdiction or a general assignment for the benefit of its creditors by the Company or any of its Subsidiaries; or (k) the entry into any binding agreement or arrangement by the Company or any of its Subsidiaries to effect any of the foregoing actions. Section 8.2 Investor Member Threshold Matters. The Company shall not cause or permit, in each case, without the prior written consent of the Investor Member, for so long as the Investor Member holds at least a 9.9% Common Percentage Interest (unless such matter is necessary (i) to comply with applicable Law, or (ii) with respect to clauses (b), (c), (d) or (f) or, to the extent related to the foregoing, (j), in response to an Emergency Situation): (a) any material change to any line or scope of the existing business of the Company or any of its Subsidiaries; (b) without limiting the requirements of Section 2.14, the direct or indirect acquisition by the Company or any of the Company’s Subsidiaries (whether by merger or consolidation, acquisition of assets or stock or by formation of a joint venture or otherwise), or any request for capital in connection therewith, (i) of any equity interests of any member of the FE Outside Group, or (ii) of any business, assets or operations of any member of the FE Outside Group, in either case having a Fair Market Value in excess of 2.5% of the Rate Base Amount in the aggregate in any calendar year, other than Qualifying Core Assets;

35 (c) the transfer, sale or other disposition, whether by way of asset sale, stock sale, merger or otherwise, of any business, assets or operations of one or more of the Company’s Subsidiaries having a Fair Market Value in excess of 2.5% of the Rate Base Amount in the aggregate in any single transaction or series of related transactions, other than Qualifying Core Assets; (d) other than in connection with capital expenditures (which are addressed in subparagraph (e) below), any acquisition of assets, including equity securities, or any request for capital in connection therewith, by the Company or any of its Subsidiaries from a Third Party the aggregate purchase price of which exceeds 2.5% of the Rate Base Amount in any calendar year, other than Qualifying Core Assets; (e) any capital expenditure by the Company or its Subsidiaries, or any request for capital in connection therewith, that exceeds in the aggregate 1.0% of the Rate Base Amount in any calendar year and that is not (i) made in connection with obtaining, constructing or otherwise acquiring a Qualifying Core Asset, or (ii) reasonably necessary to fund any Emergency Expenditures; (f) the incurrence of Indebtedness (other than the refinancing of existing Indebtedness on commercially reasonable terms reflecting then-current credit market conditions) by the Company or any of its Subsidiaries that would reasonably be expected to result in the Company’s Debt-to-Capital Ratio equaling or exceeding seventy percent (70%); provided, that the Company shall notify the Investor Member at least thirty (30) days prior to the Company or any of its Subsidiaries incurring any Indebtedness in excess of the annual budget; (g) the listing of any equity interests of the Company (or a successor to the Company, including by merger, conversion or other reorganization) on any stock exchange; (h) the entrance by the Company or any of its Subsidiaries into any joint venture, partnership or similar agreement, unless the aggregate amount of cash, property or other assets anticipated to be contributed by the Company or its applicable Subsidiary to such joint venture or partnership is less than 2.5% of the Rate Base Amount, or such joint venture, partnership or similar interests (or the cash, property or other assets so contributed to such joint venture or partnership) would continue to qualify as Qualifying Core Assets; (i) material decisions relating to the conduct (including the settlement) of any litigation, administrative, or criminal proceeding to which the Company or any of its Subsidiaries is a party where (i) it is reasonably expected that the liability of the Company and its Subsidiaries would exceed $30,000,000 in the aggregate and (ii) such proceeding would reasonably be expected to have an adverse effect on the Investor Member or any of its Affiliates (other than in its (or if applicable, their) capacity as an investor in the Company); provided, that, for the avoidance of doubt, the foregoing shall not be applicable to any ordinary course regulatory proceedings (including rate cases) that do not involve claims of criminal conduct or intentional violations of applicable Law; provided that, notwithstanding the foregoing, the prior written consent of the Investor Member shall not be required in any litigation, administrative or criminal proceeding between one or more members of the Company Group, on the one hand, and one or more of the Investor Member and any of its Affiliates, on the other hand; or

36 (j) the entry into any binding agreement or arrangement by the Company or any of its Subsidiaries to effect any of the foregoing actions. Section 8.3 Threshold Consultation Matters. For so long as (x) the Investor Member’s Common Percentage Interest is at least 9.9% and (y) the Investor Member is not a Defaulting Member, the Company (and, as applicable, the Board) shall use its reasonable best efforts to consult in good faith with the Investor Member (which consultation shall be deemed to include the participation of Investor Directors in the meetings of the Board with respect to such matters, and, to the extent requested by the Investor Member, reasonable discussions between Representatives of the Company, of the Investor Member and of the FE Member) prior to the Company undertaking, or causing or permitting any of its Subsidiaries to undertake, any of the following matters (except as would be impracticable in respect of a particular action that the Board reasonably believes to be necessary or appropriate to comply with applicable Law or in response to an Emergency Situation): (a) establishing or materially amending the annual budget and business plan of the Company and its Subsidiaries; (b) without limiting the Investor Member’s rights under Section 8.2(f), incurring long-term Indebtedness of the Company or any of its Subsidiaries if such incurrence would be subject to the authorization or approval of FERC or any state governmental authority (including any division, department, agency, commission or other regulatory body thereof) administering, regulating or having general oversight over electricity, power or the transmission or transportation thereof, except for (i) any refinancing of Indebtedness using similar instruments on substantially similar or more favorable terms relative to the existing Indebtedness being so refinanced and (ii) any such incurrence of Indebtedness made in the ordinary course of business consistent with the Company’s or the applicable Subsidiary’s established target regulatory capital structure consistent with the Company’s or the applicable Subsidiary’s historical practices; (c) without limiting the Investor Member’s rights under Section 8.2(i), initiating, settling or compromising any arbitration, lawsuit, proceeding or regulatory process (i) with a settlement or compromise amount in excess of 2.5% of the Rate Base Amount, or (ii) that has material non-monetary penalties or obligations on the Company and/or any of its Subsidiaries; (d) the appointment or replacement of any member of the Transmission Leadership Team; and (e) any material Tax election by or with respect to the Company or any Subsidiary that would reasonably be expected to have a material impact on the Investor Member. Section 8.4 Investor Member Enhanced Threshold Matters. For so long as (x) the Investor Member holds at least a 30.0% Common Percentage Interest and (y) the Investor Member is not a Defaulting Member (it being understood that if at any time the Investor Member holds at least a 30.0% Common Percentage Interest and is not a Defaulting Member, then Section 8.2 and Section 8.3(b) and (d) shall not apply), the Company shall not cause or permit, in

37 each case, without the prior written consent of the Investor Member (unless such matter is necessary (i) to comply with applicable Law, or (ii) with respect to clauses (e), (f), or, to the extent related to the foregoing, (t), in response to an Emergency Situation): (a) any material change to any line or scope of the existing business of the Company or any of its Subsidiaries; (b) without limiting the requirements of Section 2.14, the direct or indirect acquisition by the Company or any of the Company’s Subsidiaries (whether by merger or consolidation, acquisition of assets or stock or by formation of a joint venture or otherwise), or any request for capital in connection therewith, (i) of any equity interests of any member of the FE Outside Group, or (ii) of any business, assets or operations of any member of the FE Outside Group, in either case having a Fair Market Value in excess of 1.5% of the Rate Base Amount in the aggregate in any calendar year; (c) the transfer, sale or other disposition, whether by way of asset sale, stock sale, merger or otherwise, of any business, assets or operations of one or more of the Company’s Subsidiaries having a Fair Market Value in excess of 1.5% of the Rate Base Amount in the aggregate in any single transaction or series of related transactions; (d) other than in connection with capital expenditures that are included in the Annual Approved Budget, any (i) acquisition of assets, including equity securities, or any request for capital in connection therewith, by the Company or any of its Subsidiaries from a Third Party the aggregate purchase price of which exceeds 1.5% of the Rate Base Amount in any calendar year or (ii) any loans to or investments in a Third Party; (e) (i) any capital expenditure (A) made in connection with a Material Project by the Company or its Subsidiaries, or any request for capital in connection therewith, that varies from the amount for such Material Project as set forth for such project in the project listing provided by the FE Member to the Investor Member in connection with approval of the Annual Approved Budget by more than 10.0% or (B) made in connection with obtaining, constructing or otherwise acquiring any asset that is not a Qualifying Core Asset by any Subsidiary by the Company or its Subsidiaries, or any request for capital in connection therewith, that exceeds the amount set forth for such project in the project listing provided by the FE Member to the Investor Member in connection with the approval of the Annual Approved Budget for such capital expense item by more than 5.0%, or (ii) any increase in the capital expenditures of the Subsidiaries of the Company, such that the aggregate amount of capital expenditures for the current fiscal year would reasonably be expected to exceed by 10.0% or more the aggregate capital expenditures set forth in the Annual Approved Budget; provided that the Investor Member may not unreasonably withhold its consent to capital expenditures reasonably necessary to fund any Emergency Expenditures; (f) (i) the incurrence or refinancing of Indebtedness of the Company or (ii) the incurrence or refinancing of Indebtedness of any Subsidiary of the Company if such incurrence or refinancing would reasonably be expected to cause such Subsidiary to deviate from its Targeted Capital Structure;

38 (g) the entry into, modification, amendment or termination of, or waiver of any material right under, any Affiliate Transaction (which shall not be deemed to include any corporate allocations involving the Company or any of its Subsidiaries that are made in compliance with Section 2.14), other than Affiliate Transactions that satisfy each of the following requirements: (i) any and all such Affiliate Transactions are entered into on terms that are no less favorable in the aggregate to the Company (or the relevant Subsidiary thereof party thereto) than reasonably would be obtainable by another similarly-situated utility company from an unaffiliated third party (it being agreed that any pricing or other terms required by applicable Law shall be deemed to constitute an arm’s length term for purposes of this clause (i)); and (ii) any and all such Affiliate Transactions involve revenues or expenditures of less than $10,000,000 per Contract, transaction or series of related transactions individually and less than $20,000,000 in the aggregate for any fiscal year for all such Affiliate Transactions (it being acknowledged and agreed that no prior written consent of the Investor Member will be required with respect to (1) intercompany interconnection service agreements entered into in the ordinary course of business as required by Law or any Governmental Body in connection with services provided to or within the PJM Region or (2) any amendments to any Affiliate Transaction made in the ordinary course of business unless and only to the extent such amendment would adversely affect the Investor Member, the Company, or any Subsidiary of the Company in any non-de minimis respect); (h) the filing of a petition seeking relief, or the consent to the entry of a decree or order for relief in an involuntary case, under the bankruptcy, rearrangement, reorganization or other debtor relief Laws of the United States or any state or any other competent jurisdiction or a general assignment for the benefit of its creditors by the Company or any of its Subsidiaries; (i) the listing of any equity interests of the Company (or a successor to the Company, including by merger, conversion or other reorganization) on any stock exchange; (j) the entrance by the Company or any of its Subsidiaries into any joint venture, partnership or similar agreement; (k) material decisions relating to the initiation or conduct (including the settlement) of any litigation, administrative or criminal proceeding (other than regulatory matters, which are addressed below in clause (o)) to which the Company or any of its Subsidiaries is a party where (i) it is reasonably expected that the liability of the Company and its Subsidiaries would exceed $20,000,000 in the aggregate or (ii) such proceeding would reasonably be expected to have an adverse effect on the Investor Member or any of its Affiliates or the Company or any of its Subsidiaries; provided that, notwithstanding the foregoing, the prior written consent of the Investor Member shall not be required in any litigation, administrative or criminal proceeding between one or more members of the Company Group, on the one hand, and one or more of the Investor Member and any of its Affiliates, on the other hand; (l) establishing or amending the Annual Approved Budget; provided, that, if the Investor Member has previously consented to the Company’s approval of, or approval of any amendment or adjustment to, any Approved Joint Venture Budget, the Investor Member shall not be entitled to withhold, condition or delay its consent with respect to the establishment or

39 amendment of the Annual Approved Budget on the basis of the inclusion of such Approved Joint Venture Budget in the proposed Annual Approved Budget; (m) (i) the Company or any of its Subsidiaries employing any individual or entering into or amending the terms of such employment, (ii) compensation decisions with respect to any employees or officers of the Company or any of its Subsidiaries (but not, for the avoidance of doubt, independent contractors) and (iii) the appointment or replacement of any member of the Transmission Leadership Team; (n) if the FE Member is no longer directly or indirectly the beneficial owner of at least a majority of the Common Membership Interests of the Company, any adoption, amendment or modification of accounting policies of the Company or any Subsidiary; (o) any (i) filings made pursuant to FPA Section 205 by any of the Company’s Subsidiaries that have a material effect on the rates or terms and conditions of service, (ii) responses to FPA Section 206 proceedings, in which the Company’s Subsidiaries are named parties, that are material, (iii) responses on behalf of the Company and/or its Subsidiaries to FERC enforcement proceedings involving matters material to the Company and/or its Subsidiaries, (iv) filings made with any state Governmental Body on behalf of the Company and/or its Subsidiaries involving matters material to the Company and/or its Subsidiaries, and (v) in each of the above cases, any settlement filings with respect thereto; provided, however, that all of the above rights will not apply to the extent that any member of the FE Outside Group other than the FE Member is a party to the relevant proceeding unless the filing, response, or proceeding as a whole (x) is likely to have a material adverse impact on the Company and its Subsidiaries or the Investor Member that is disproportionate to the relative impact on the FE Outside Group (it being understood that any such filing whose impact is proportionate to the relative impact on the FE Outside Group will not be subject to this approval right, but that the FE Member will reasonably consult with the Investor Member in respect of such filing) or (y) presents a conflict of interest between the Company and/or its Subsidiaries, on the one hand, and one or more members of the FE Outside Group, on the other hand (in each case as reasonably determined by either Member in good faith based on the facts and circumstances, and it being understood that the FE Member will provide information as reasonably requested by the Investor Member for the purpose of determining whether such a conflict exists), it being understood that in the event of a Deadlock in respect of these filings, the applicable provisions of Schedule 4 will apply (it being acknowledged that, without limiting the foregoing, in no event shall the Investor Member have a consent right over a filing, response or proceeding of a member to the extent relating to the FE Outside Group); (p) any execution of, termination of, material amendment to, material modification of, or waiver of any material rights under, any material contract of the Company or any of its Subsidiaries that relates to a subject matter that is different from the other subject matters addressed by the other clauses of this Section 8.4; (q) any action reasonably expected to cause a default or breach of a material contract of the Company or any Subsidiary;

40 (r) the creation by the Company or any of its Subsidiaries of any material Lien, other than a Permitted Lien; (s) causing (i) any reorganization of the Company or any of its Subsidiaries or (ii) the conversion of the Company or any of its Subsidiaries from its current legal business entity form to any other business entity form (e.g., the conversion of the Company from a Delaware limited liability company to a Delaware corporation); or (t) the entry into any binding agreement or arrangement by the Company or any of its Subsidiaries to effect any of the foregoing actions. Notwithstanding anything in this Agreement to the contrary, for so long as the Investor Member holds at least a 30.0% Common Percentage Interest, the Investor Member may make recommendations concerning the removal of any member of the Transmission Leadership Team, which recommendation the FE Directors must consider and discuss in good faith with the Investor Directors. Section 8.5 Enhanced Consultation Matters. Notwithstanding anything to the contrary in this Agreement, for so long as (a) the Investor Member’s Common Percentage Interest is at least 25.0% but is less than 30.0% and (b) the Investor Member is not a Defaulting Member, the Company (and, as applicable, the Board) shall use its reasonable best efforts to consult in good faith with the Investor Member (which consultation shall be deemed to include the participation of Investor Directors in the meetings of the Board with respect to such matters, and, to the extent requested by the Investor Member, reasonable discussions between Representatives of the Company, of the Investor Member and of the FE Member) prior to the Company undertaking, or causing or permitting any of its Subsidiaries to undertake, any of the matters listed in Section 8.4 (except as would be impracticable in respect of a particular action that the Board reasonably believes to be necessary or appropriate to comply with applicable Law or in response to an Emergency Situation). For the avoidance of doubt, nothing in this Section 8.5 shall affect the Investor Member’s rights under Sections 8.1, 8.2 and 8.6. Section 8.6 Joint Ventures. Notwithstanding anything to the contrary in this Agreement, for so long as the Investor Member is not a Defaulting Member, the Company and the Members shall comply in all respects with Schedule 7, Schedule 7.1, and any similar schedule, agreement or document with respect to any Joint Venture that is entered into or otherwise agreed to by each Member (Schedule 7, Schedule 7.1 and any other such schedule, agreement, or document, each, a “JV Governance Schedule”). Section 8.7 Actions by the Investor Director(s) on behalf of the Investor Member. Where any action requires the consent of the Investor Member pursuant to Section 8.1, Section 8.2, Section 8.4 or the applicable JV Governance Schedule, the Investor Director(s) shall, unless the Investor Member indicates in writing to the FE Member otherwise, have the authority to provide such consent on behalf of the Investor Member at any meeting of the Board called to discuss such matters, and the Company, the other Members, the other Directors, and any Joint Venture and any member or director thereof, as applicable, shall be entitled to rely on such action of the Investor Director(s) as an action of the Investor Member with such action being binding upon the Investor Member.

41 ARTICLE IX OTHER COVENANTS AND AGREEMENTS Section 9.1 Books and Records. (a) The Company shall keep and maintain, or cause to be kept and maintained, books and records of accounts, taxes, financial information and all matters pertaining to the Company and its Subsidiaries at the principal offices and place of business of the Company in a commercially reasonable manner consistent with the manner in which similar books and records are kept and maintained by other members of the FE Outside Group. Each Member (other than any Defaulting Member) and its duly authorized Representatives shall have the right to, at reasonable times during normal business hours, upon reasonable notice, under supervision of the Company’s personnel and in such a manner as to not unreasonably interfere with the normal operations of any member of the Company Group: (i) visit and inspect the books and records of the Company Group, and, at its expense, make copies of and take extracts from any books and records of the Company Group, (ii) meet and consult with officers, other managers of the Company Group and Representatives of the Company Group regarding their businesses and activities, and (iii) in the case of the Investor Member, for so long as the Investor Member holds at least a 30.0% Common Percentage Interest, (A) to the extent the Company is permitted to request any books and records of accounts, taxes, financial information or any other matters pertaining to any Joint Venture or Subsidiary thereof in accordance with such Joint Venture or Subsidiary’s Organizational Documents, cause the Company to request any such books and records as the Investor Member may reasonably request and (B) inspect and, at its expense, make copies of and take extracts from any written reports made available to the FE Member concerning the Company Group or any Joint Venture or Subsidiary thereof (provided that the Company may redact or omit any portions thereof not solely related to the Company Group or the applicable Joint Venture or Subsidiary thereof) or any other written information regarding the Company Group or the applicable Joint Venture or Subsidiary thereof as may reasonably be requested by the Investor Member (it being acknowledged that, for the avoidance of doubt, the obligations in this clause (iii) shall not require the disclosure of emails and other non-recurring informal correspondence, and shall not unreasonably require the creation of data or information that is not already in existence); provided that, in the case of the Investor Member, any Person gaining access to such information regarding the Company Group or any Joint Venture or Subsidiary thereof pursuant to this Section 9.1 and Section 9.2 shall agree to hold in strict confidence, not make any disclosure of, and not use for purposes other than good faith administration of the Investor Member’s continuing investment, all information regarding any member of the Company Group, any Joint Venture or any Subsidiary thereof that is not otherwise publicly available. (b) Notwithstanding the foregoing or anything in Section 9.2(f), the Company shall not be obligated to provide to the Investor Member any record or information (i) relating to the negotiation and consummation of the transactions contemplated by this Agreement, the Initial PSA and the Second PSA, including confidential communications with Representatives or Advisors, including legal counsel, representing the Company or any of its Affiliates, (ii) that is subject to an attorney-client or other legal privilege, (iii) that, in the FE Member’s reasonable and good faith determination are proprietary, confidential or competitively sensitive to the FE Member or to any other member of the FE Outside Group, (iv) relating to any joint, combined,

42 consolidated or unitary Tax Return that includes the FE Member or any other member of the FE Outside Group or any supporting work papers or other documentation related thereto, or (v) the provision of which would violate any applicable Law. (c) Each Member shall reimburse the Company for all documented out-of- pocket costs and expenses incurred by the Company in connection with such Member’s exercise of its inspection and information rights pursuant to this Section 9.1 and Section 9.2(f). Section 9.2 Financial Reports. The Company shall provide, or otherwise make available, to any Member (unless such Member is a Defaulting Member): (a) for so long as the Investor Member holds at least a 30.0% Common Percentage Interest, on a monthly basis, operating and financial reports and any periodic updates made to financial forecasts (provided that the obligation to do so may be satisfied by delivering such information to the Board); (b) on an annual basis, within 105 days after the end of each fiscal year, an audited consolidated balance sheet, statement of operations and statement of cash flow of each member of the Company Group; (c) on a quarterly basis, within 60 days after the end of each fiscal quarter, an unaudited quarterly and year-to-date consolidated balance sheet and related statement of operation and statement of cash flow of each member of the Company Group; (d) on an annual basis, as soon as reasonably practicable after the approval thereof by the Board, the annual budget and business plan (if applicable) for each member of the Company Group; (e) on an annual basis, as soon as reasonably practicable after the approval thereof by the Board, financial forecasts for each member of the Company Group for the fiscal year, which shall be in such manner and form as approved by the Board, and which shall include a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year; and (f) to the Investor Member, any other financial information regarding the Company Group reasonably requested by the Investor Member; provided, however, that the Company shall not be unreasonably required pursuant to this clause (f) to create data or information that is not already in existence. To the extent that any Joint Venture provides to the Company (or is required to provide to the Company) information or reports that is substantially similar to the information and reports referred to in the foregoing clauses (a) to (f), the Company shall provide such information or otherwise make it available to any Member (unless such Member is a Defaulting Member). Section 9.3 Other Business; Corporate Opportunities. (a) To the extent permitted by applicable Law and, in the case of the FE Member, subject to its compliance with its obligations under Section 9.3(b), any Member and

43 any Affiliate of any Member may engage in, possess an interest in or otherwise be involved in other business ventures of any nature or description, independently or with others, similar or dissimilar to the businesses of the Company Group or any Joint Venture, and neither the Company nor any other Member shall have any rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the businesses of the Company Group, shall be deemed not to be wrongful or improper so long as it is consistent with all Laws applicable to the Company and its Subsidiaries. (b) (i) In the event that the FE Member identifies an acquisition, “greenfield” development, expansion or upgrade opportunity primarily involving, related to or in furtherance of the activities described in clauses (i) and (iii) of the definition of the Company Business within the PJM Transmission Zones within the PJM Region in which the Company and its Subsidiaries then currently operate or, to the extent permitted by applicable Law, in any other area not then-covered by an existing member of the FE Outside Group (excluding the JCP&L PJM Transmission Zone) (a “Company Business Opportunity”), if and to the extent it would be permissible by the relevant Governmental Body for the Company or one of its Subsidiaries to pursue such Company Business Opportunity, then such Company Business Opportunity shall be presented by the FE Member to the Board for pursuit by the Company (subject to Article VIII) prior to any members of the FE Outside Group undertaking such opportunity; provided, however, that a “Company Business Opportunity” shall, subject to Sections 9.3(b)(ii) and 9.3(b)(iii), exclude any business activities conducted by the FE Outside Group as of the Effective Date, including direct or indirect investments in, or directly or indirectly developing, constructing, commercializing, operating, maintaining or owning, electric transmission assets and facilities in the Allegheny Power Systems Transmission Zone (but only to the extent such activities are otherwise not permitted to be undertaken by the Company) and JCP&L PJM Transmission Zone. If the Company declines the Company Business Opportunity, then the FE Outside Group will have the right to pursue the Company Business Opportunity without further involvement of the Company. (ii) For so long as the Investor Member holds at least a 30.0% Common Percentage Interest, if the FE Member receives a bona fide third party offer to acquire any or all of the KATCo Interests, which such offer the FE Member wishes to accept, then the FE Member shall promptly notify the Company and the Investor Member in writing of such offer (such notice, the “KATCo ROFR Notice”), setting forth the name and address of the prospective purchaser, the price or method of determining such price (the “KATCo ROFR Price”), and the material terms and conditions of such proposed sale. (1) The Investor Member shall have a period of up to forty-five (45) days (the “KATCo ROFR Option Period”) after receipt of the KATCo ROFR Notice within which to notify the FE Member in writing that it wishes for the Company to acquire all (but not less than all) of the KATCo Interests at a price equal to the KATCo ROFR Price and upon the same terms and conditions set

44 forth in the KATCo ROFR Notice. Subject to such terms and conditions, the FE Member and Investor Member shall cooperate in good faith to obtain any necessary consents or approvals and enter into any definitive agreements to consummate the sale of the KATCo Interests to the Company. If such consents or approvals are obtained, then the FE Member shall be obligated to sell to the Company, and the Company shall be obligated to acquire from the FE Member, the KATCo Interests at the price and on the terms and conditions set forth in the KATCo ROFR Notice. (2) If the Investor Member does not give such notice to the FE Member within such KATCo ROFR Option Period or if, having given such notice, the Investor Member and FE Member do not obtain the necessary consents or regulatory approvals despite the parties’ good faith cooperation to do so, then the FE Member shall be free to sell the KATCo Interests to the Third Party named in its notice; provided that such sale is consummated at a price equal to or greater than the KATCo ROFR Price and upon substantially the same terms and conditions (other than the price, which may be higher than the KATCo ROFR Price) as are set forth in the KATCo ROFR Notice. If such sale to any Third Party is not completed prior a period of 120 days commencing on the earlier of (A) the expiration of the KATCo ROFR Option Period and (B) the delivery of a written notice by the Investor Member to the FE Member rejecting the offer set forth in the KATCo ROFR Notice (such 120-day period, the “KATCo ROFR Sale Period”), then the process initiated by the delivery of the KATCo ROFR Notice shall be lapsed, and the FE Member will be required to repeat the process set forth in this Section 9.3(b)(ii) before entering into any agreement with respect to, or consummating, any sale of KATCo Interests to such Third Party; provided, that if a definitive agreement providing for the consummation of such sale is executed within the KATCo ROFR Sale Period but such sale has not been consummated at the expiration of the KATCo ROFR Sale Period solely as a result of a failure to receive the requisite authorization, approval or consent of any Governmental Body in respect of such sale, then the KATCo ROFR Sale Period shall be extended solely to the extent necessary to permit the receipt of all such authorizations, approvals or consents which are in process but have not been received from the relevant Governmental Body as of the original expiration date of the KATCo ROFR Sale Period and the consummation of the sale provided for in such definitive agreement; provided, further, that the FE Member shall have used its reasonable best efforts in seeking such authorizations, approvals and consents. (iii) In connection with the sale of any KATCo Interests, the FE Member shall promptly provide any due diligence materials that were provided to the Third Party making the relevant bona fide third party offer or any other due diligence materials that are in the FE Member’s possession or control or are otherwise reasonably available to the FE Member that are reasonably requested by the Investor Member in furtherance of the Investor Member’s exercise of its rights under Section 9.3(b)(ii).

45 (c) The Company and each Member expressly acknowledge and agree, that, except as set forth in Section 9.3(b), (i) neither the Members nor any of their respective Affiliates or Representatives shall have any duty to communicate or present an investment or business opportunity to the Company in which the Company may, but for the provisions of this Section 9.3, have an interest or expectancy (a “Corporate Opportunity”), and (ii) neither of the Members nor any of their respective Affiliates or Representatives (even if such Person is also an officer or Director of the Company) shall be deemed to have breached any duty or obligation to the Company by reason of the fact that such Person pursues or acquires a Corporate Opportunity for itself or directs, sells, assigns or transfers such Corporate Opportunity to another Person or does not communicate information regarding such Corporate Opportunity to the Company. The Company and each Member expressly renounce any interest in Corporate Opportunities and any expectancy that a Corporate Opportunity will be offered to the Company. (d) For so long as the Investor Member is a Member, the Company shall not, and shall cause its Subsidiaries not to, seek approval from the applicable Governmental Body to permit the members of the FE Outside Group that directly own equity interests in MAIT to make any capital contributions to MAIT; provided that, for so long as the Investor Member is a Member and the Company directly owns the MAIT Class B Interests, the Company shall not make any capital contributions to MAIT on account of the Company’s ownership of its MAIT Class B Interests. Section 9.4 Compliance with Laws. (a) The Company shall not, and shall cause its Subsidiaries and the Joint Ventures not to, and shall use its commercially reasonable efforts to procure that the Company Group’s respective Representatives shall not in the course of their actions for, or on behalf of, any member of the Company Group: (i) offer promise, provide or authorize the provision of any money, property, contribution, gift, entertainment or other thing of value, directly or knowingly indirectly, to any government official, to unlawfully influence official action or secure an improper advantage, or to unlawfully encourage the recipient to improperly influence or affect any act or decision of any Governmental Body, in each case, in order to assist any member of the Company Group or any Joint Venture in obtaining or retaining business, or otherwise act in violation of any applicable Anti-Corruption Laws; (ii) violate any applicable Anti-Money Laundering Laws; (iii) engage in any unlawful dealings or transactions with or for the benefit of any Sanctioned Person or otherwise violate Sanctions; or (iv) violate any applicable FDI Law. (b) The Company shall promptly notify the Members of (i) any allegations of misconduct by any member of the Company Group or a Joint Venture or any actions, suits or proceedings by or before any Governmental Body to which any member of the Company Group or a Joint Venture becomes a party, or to which the Company becomes aware that any Representative of the Company Group or a Joint Venture (in relation to such Representative’s

46 actions for, or on behalf of, any member of the Company Group or a Joint Venture) is a party, in each case, relating to any material breach or suspected material breach of any applicable Anti- Corruption Laws, Anti-Money Laundering Laws, Sanctions or FDI Laws or (ii) any fact or circumstances of which it becomes aware that would reasonably be expected to result in a breach of this Section 9.4. (c) The Company and its Subsidiaries and Joint Ventures have implemented and maintain, and will continue to implement and maintain, policies and procedures and a system of internal controls to ensure compliance by the Company, its Subsidiaries and Joint Ventures, their respective directors, officers, employees and agents (in their capacity as such) and Affiliates with Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions and FDI Laws. (d) The Company and its Affiliates shall comply in all respects with all relevant terms of the Deferred Prosecution Agreement with the Southern District of Ohio entered into on July 22, 2021. (e) Each Director and Board Observer may confer with the Member that appointed such Director and/or Board Observer regarding any allegations of misconduct by any member of the Company Group or Joint Venture relating to any breach or suspected breach of any applicable anti-terrorism Laws, Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions or FDI Laws. (f) Each Member shall, and shall use its commercially reasonable efforts to procure that its Representatives in the course of their actions for, or on behalf of, such Member or its Affiliates, comply in all respects with all Anti-Corruption Laws, Anti-Money Laundering Laws and FDI Laws applicable to such Persons. (g) All Persons serving as Directors, Board Observers, Designated Alternates or members of the Advisory Committee (or any other committee of the Board) shall at all times comply with and be bound by the obligations of the members of the Company Group under the Standards of Conduct. Each Member shall cause each of its Directors, Board Observers, Designated Alternates and members of the Advisory Committee (or any other committee of the Board) to complete training on the Standards of Conduct within the first thirty (30) days of their appointment to their position as a Director, Board Observer, Designated Alternate or Member of the Advisory Committee (or any other committee of the Board if necessary) and then, thereafter, ensures on an annual basis that each such Person maintains full compliance with the Standards of Conduct compliance obligations for so long as such Person remains a Director, Board Observer, Designated Alternate or member of the Advisory Committee (or any other committee of the Board) (as applicable). Notwithstanding anything in this Agreement to the contrary, each Member and the Company acknowledges and agrees that: (i) the Company and/or the Board may withhold access to (including by excluding him or her from the relevant portion of any Board or committee meeting regarding) material non-public transmission function information subject to FERC’s Standards of Conduct until the applicable Person has satisfied the Standards of Conduct compliance obligations set forth in this Section 9.4(g); and (ii) no member of the Company Group shall be required to disclose or otherwise provide any information or materials to any Person to the extent such information is required to be kept confidential by the Standards of Conduct in accordance with applicable Law.

47 Section 9.5 Non-Solicit. Without the prior written consent of the Company, the members of the Investor Group shall not solicit for employment, hire or engage as a consultant any individual who is serving in any position within the Transmission Leadership Team or an FE Director; provided that this Section 9.5 shall not prohibit any Person from issuing general public solicitations not specifically targeted at the Transmission Leadership Team or from hiring any Person responding to such general solicitations. Section 9.6 Confidentiality. (a) Each Member shall, and shall cause its Representatives to, keep confidential and not divulge any information (including all budgets, business plans and analyses) concerning the Company, its Subsidiaries or the Joint Ventures, including their respective assets, business, operations, financial condition and prospects (“Confidential Information”), and to use such Confidential Information only in connection with the operation of the Company and its Subsidiaries and Joint Ventures, or such Member’s administration of its investment in the Company; provided that nothing herein shall prevent any Member from disclosing such Confidential Information (i) upon the Order of any court or administrative agency, (ii) upon the request or demand of any Governmental Body having jurisdiction over such party, (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (iv) to the other Parties, (v) to such party’s Representatives that in the reasonable judgment of such party need to know such Confidential Information, (vi) to any potential Permitted Transferee in connection with a proposed Transfer of Membership Interests from a Member so long as such transferee agrees to be bound by the provisions of this Section 9.6 as if a Member or (vii) in the case of the Investor Member, to its limited partners, its and its Affiliates’ direct or indirect co-investors, and the respective Affiliates of any of the foregoing (each, an “Investor Related Person” and, collectively, the “Investor Related Persons”); provided that such Confidential Information may also be disclosed by the Investor Member or any Investor Related Person to such Person’s current or prospective financing sources, Governmental Bodies (including regulatory authorities), the National Association of Insurance Commissioners, and any nationally recognized rating agency, but only to the extent such Confidential Information is customarily disclosed, or reasonably necessary to be disclosed, to such Persons in connection with ordinary course evaluations, financing activities, the sale or resale of notes, or ratings, in each case relating to such Person’s investment in the Investor Member or its Affiliates; provided, further, that any disclosure pursuant to this clause (vii) is subject to and shall be made in accordance with the guidelines and restrictions set forth on Schedule 3. In the case of clauses (i), (ii) or (iii), such Member shall, to the extent legally permissible, notify the other Parties of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment, when and if available. (b) The restrictions in Section 9.6(a) shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Member or any of its Representatives in violation of this Agreement, (ii) is or becomes available to a Member or any of its Representatives on a non-confidential basis prior to its disclosure to the receiving Member and any of its Representatives, (iii) is or has been independently developed or conceived by such Member or its Affiliates without use of the Company’s or any of its Subsidiaries’ or Joint Ventures’ Confidential Information or (iv) becomes available to the

48 receiving Member or any of its Representatives on a non-confidential basis from a source other than the Company or any of its Subsidiaries or Joint Ventures, any other Party or any of their respective Representatives; provided that such source is not known by the recipient of the information to be bound by a confidentiality agreement with the disclosing party or any of its Representatives. (c) Each Party shall inform any Representatives to whom it provides Confidential Information that such information is confidential and instruct them (i) to keep such Confidential Information confidential and (ii) not to disclose Confidential Information to any Third Party (other than those Persons to whom such Confidential Information has already been disclosed in accordance with the terms of this Agreement). The disclosing Party shall be responsible for any breach of this Section 9.6 by the Person to whom the Confidential Information is disclosed. (d) The restrictions in Section 9.6(a) shall not restrict any Member and its Affiliates from disclosing any Confidential Information required to be disclosed under applicable securities Laws or the rules of any stock exchange on which any of their securities are traded. (e) Notwithstanding anything herein to the contrary, the provisions of this Section 9.6 shall survive the termination of this Agreement for a period of three (3) years and, with respect to each Member, shall survive for a period of three (3) years following the date on which such Member is no longer a Member. The provisions of this Section 9.6 shall supersede the provisions of any non-disclosure agreements entered into by the Company (or its Affiliates, including the FE Member) and any of the Members (or their respective Affiliates) with respect to the transactions contemplated hereby, by the Initial PSA or by the Second PSA prior to the Effective Date. Section 9.7 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of Representatives and other Advisors, incurred in connection with this Agreement and with the continuing relationship between the Company and its Members, and among any of them, shall be paid by the Party incurring such costs and expenses. Section 9.8 Commitment to the Company Business. In furtherance of the Company’s commitment to engaging only in activities and conduct consistent with the Company Business or any reasonable extension thereof, other than any transaction or series of transactions approved unanimously by the Board or as otherwise agreed in writing by the Members, the Company shall not, during any ten (10) year period, transfer, sell or otherwise dispose, or permit the Company’s Subsidiaries to or otherwise cause the transfer, sale or other disposition, whether by way of asset sale, stock sale, merger or otherwise, of Qualifying Core Assets of the Company or one or more of its Subsidiaries or Joint Ventures having a Fair Market Value in excess of 20.0% of the Fair Market Value of the Company and its Subsidiaries’ and Joint Ventures’ aggregate Qualifying Core Assets (such percentage to be measured immediately prior to such transfer, sale or disposition, and in the case of multiple transactions, the percentages will be added to determine if such 20.0% threshold has been exceeded) in any single transaction or series of transactions unless the proceeds from such transactions are reinvested (or committed to be reinvested) in other Qualifying Core Assets or other capital expenditure projects set forth in the Annual

49 Approved Budget; provided that the foregoing shall not apply to any transfer, sale or other disposition of any of the Company’s or its Subsidiaries’ or Joint Ventures’ Qualifying Core Assets that is required by any Governmental Body or otherwise required under applicable Law. Section 9.9 Budget; Business and Capital Plans. The (a) Annual Approved Budget shall be approved and (b) each of the Business Plan and the Capital Plan shall be established, in each case in accordance with Schedule 5 hereto. ARTICLE X TAX MATTERS Section 10.1 Tax Classification. The Parties intend that the Company be classified as a corporation for U.S. federal income (and applicable state and local) Tax purposes, and Internal Revenue Service Form 8832 was filed on May 10, 2022. Section 10.2 Tax Matters Shareholder. The FE Member is hereby designated the “Tax Matters Shareholder” of the Company and its Subsidiaries. Except as otherwise provided in this Agreement, the Tax Matters Shareholder may, in its reasonable discretion, make or refrain from making any Tax elections allowed under applicable Law for the Company or any of its Subsidiaries. The Tax Matters Shareholder shall prepare and file or cause to be prepared and filed any Tax Return required to be filed by or with respect to the Company or its Subsidiaries. Notwithstanding any other provision of this Agreement, the Tax Matters Shareholder shall be entitled to control in all respects, and neither the Investor Member nor its Affiliates shall have the right to participate in, any Tax audits, examinations or other proceedings by any taxing authority of any Governmental Body with respect to any Tax Return of the Company or any of its Subsidiaries. Section 10.3 Cooperation. The Investor Member shall, and shall cause its Affiliates to, provide to the FE Member and its Subsidiaries (including the Company and its Subsidiaries) and any Joint Venture, and the FE Member and the Company shall, and shall cause their Affiliates to, provide to the Investor Member, in each case, such cooperation, documentation and information as any of them reasonably may request in connection with (a) filing any Tax Return, amended Tax Return or claim for refund, (b) determining a liability for Taxes or (c) preparing for or conducting any Tax audits, examinations or other proceedings by any taxing authority of any Governmental Body. Section 10.4 Withholding. The Company may withhold and pay over to the United States Internal Revenue Service (or any other relevant Tax authority) such amounts as it is required to withhold or pay over, pursuant to the Code or any other applicable Law, on account of a Member, including in respect of distributions made pursuant to Section 5.2 or Section 5.3, and, for the avoidance of doubt, the amount of any such distribution or other payment to a Member shall be net of any such withholding. To the extent that any amounts are so withheld and paid over, such amounts shall be treated as paid to the Person(s) in respect of which such withholding was made. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding Tax pursuant to an applicable income Tax treaty, or otherwise, such Member shall furnish the Company with such information and forms as such Member may be required to complete where necessary to comply with any and all Laws and regulations

50 governing the obligations of withholding Tax agents, and the Company shall apply such reduced rate of, or exemption from, withholding Tax as reflected on such information and forms that have been provided by such Member. Each Member agrees that if any information or form provided pursuant to this Section 10.4 expires or becomes obsolete or inaccurate in any respect, such Member shall update such form or information. Section 10.5 Certain Representations and Warranties. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding Taxes. ARTICLE XI LIABILITY; EXCULPATION; INDEMNIFICATION Section 11.1 Liability; Member Duties. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person. Each Member acknowledges and agrees that each Member, in its capacity as a Member, may decide or determine any matter subject to the approval of such Member pursuant to any provision of this Agreement in the sole and absolute discretion of such Member, and in making such decision or determination such Member shall have no duty, fiduciary or otherwise, to any other Member or to the Company Group or to any Joint Venture, it being the intent of all Members that such Member, in its capacity as a Member, has the right to make such determination solely on the basis of its own interests. Section 11.2 Exculpation. To the fullest extent permitted by applicable Law, no Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s fraud, gross negligence or willful misconduct. Section 11.3 Indemnification. The Company shall indemnify, defend and hold harmless any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed actions, suits or proceedings by reason of the fact that such Person is or was a Director or officer of the Company, or is or was a Director or officer of the Company serving at the request of the Company as a director, officer or agent of another limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, settlements, penalties and fines actually and reasonably incurred by him or her in connection with the defense or settlement of such, action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; and, with respect to any criminal action or proceeding, either he or she had reasonable cause to believe such conduct was lawful or no reasonable cause to believe such conduct was unlawful.

51 Section 11.4 Authorization. To the extent that such present or former Director or officer of the Company has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in Section 11.3, or in the defense of any claim, issue or matter therein, the Company shall indemnify him or her against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. Any other indemnification under Section 11.3 shall be made by the Company only as authorized in the specific case, upon a determination that indemnification of the present or former Director or officer is permissible in the circumstances because such present or former Director or officer has met the applicable standard of conduct. Such determination shall be made, with respect to a Person who is a Director or officer at the time of such determination, (a) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even with less than a quorum, or (b) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (c) by the Members. Such determination shall be made, with respect to former Directors and officers, by any Person or Persons having the authority to act on the matter on behalf of the Company. Section 11.5 Reliance on Information. For purposes of any determination under Section 11.3, a present or former Director or officer of the Company shall be deemed to have acted in good faith and have otherwise met the applicable standard of conduct set forth in Section 11.3 if his or her action is based on the records or books of account of the Company or on information supplied to him or her by the officers of the Company in the course of his or her duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this Section 11.5 shall not be deemed to be exclusive or to limit in any way the circumstances in which a present or former Director or officer of the Company may be deemed to have met the applicable standard of conduct set forth in Section 11.3. Section 11.6 Advancement of Expenses. Expenses (including reasonable attorneys’ fees) incurred by the present or former Director or officer of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Company as authorized in the specific case in the same manner described in Section 11.4, upon receipt of a written affirmation of the present or former Director or officer that he or she has met the standard of conduct described in Section 11.3 and upon receipt of a written undertaking by or on behalf of him or her to repay such amount if it shall ultimately be determined that he or she did not meet the standard of conduct, and a determination is made that the facts then known to those making the determination shall not preclude indemnification under this Article XI. Section 11.7 Non-Exclusive Provisions. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled. Section 11.8 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XI shall, unless otherwise provided when authorized or ratified, continue as to a Person

52 who has ceased to be a Director or officer of the Company and shall inure to the benefit of his or her heirs, executors and administrators. Section 11.9 Limitations. Notwithstanding anything contained in this Article XI to the contrary, the Company shall not be obligated to indemnify any Director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such Person unless such proceeding (or part thereof) was authorized or consented to by the Board. ARTICLE XII REPRESENTATIONS AND WARRANTIES Section 12.1 Members Representations and Warranties. Each Member hereby represents and warrants, severally and not jointly, to the Company and to the other Member as follows: (a) Such Member is a company duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation, as applicable, with full power and authority to enter into this Agreement and perform all of its obligations hereunder. (b) The execution and delivery of this Agreement by such Member, and the performance by such Member of its obligations hereunder, have been duly and validly authorized by all requisite action by such Member, and no other proceedings on the part of such Member are necessary to authorize the execution, delivery or performance of this Agreement by such Member. (c) This Agreement has been duly and validly executed and delivered by such Member, and, assuming that this Agreement is a valid and binding obligation of the other Parties, this Agreement constitutes a valid and binding obligation of such Member, enforceable against such Member in accordance with its terms, except as limited by the application of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws relating to or affecting creditors’ rights or general principles of equity. (d) The execution and delivery by such Member of this Agreement, and the performance by such Member of its obligations hereunder, does not (i) violate or breach its Organizational Documents, (ii) violate any applicable Law to which such Member is subject or by which any of its assets are bound, or (iii) result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under any Contract to which such Member is a party or by which any of its assets are bound. ARTICLE XIII MISCELLANEOUS Section 13.1 Notices. Except as otherwise expressly provided herein, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted by electronic mail (unless if transmitted after 5:00 p.m. Eastern time or other than on a Business Day, then on the next Business Day) to the address

53 specified below in which case such notice shall be deemed to have been given when the recipient transmits manual written acknowledgment of successful receipt, which the recipient shall have an affirmative duty to furnish promptly after successful receipt, (c) when sent by internationally- recognized courier in which case it shall be deemed to have been given at the time of actual recorded delivery, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, to the respective Party at the number, electronic mail address or street address, as applicable, set forth below, or at such other number, electronic mail address or street address as such Party may specify by written notice to the other Parties. Notices to the Investor Member: North American Transmission Company II L.P. c/o Brookfield Infrastructure Group 1200 Smith Street, Suite 640 Houston, Texas 77002 Attention: Fred Day Email: fred.day@brookfield.com with copies to (which shall not constitute notice): Skadden, Arps, Slate, Meagher & Flom LLP 1000 Louisiana Street Houston, Texas 77002 Attention: Eric Otness Email: eric.otness@skadden.com and Skadden, Arps, Slate, Meagher & Flom LLP 1440 New York Avenue, N.W. Washington, D.C. 20005 Attention: Aryan Moniri Email: aryan.moniri@skadden.com Notices to the FE Member and to the Company: FirstEnergy Transmission, LLC c/o FirstEnergy Corp. 76 South Main Street Akron, Ohio 44308 Attention: Steven R. Staub Email: sstaub@firstenergycorp.com

54 with a copy to (which shall not constitute notice): Sidley Austin LLP 787 7th Avenue New York, NY 10019 Attention: George Hunter Email: george.hunter@sidley.com Section 13.2 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided that no Member, nor the Company, shall purport to assign or Transfer all or any of its rights or obligations under this Agreement nor grant, declare, create or dispose of any right or interest in this Agreement in whole or in part except with respect to a Transfer in accordance with the terms of this Agreement, and any attempted or purported assignment hereof not in accordance with the terms hereof shall be void ab initio. Section 13.3 Waiver of Partition. Each Member hereby waives any right to partition of the Company property. Section 13.4 Further Assurances. From and after the Effective Date, from time to time, as and when requested by any Party and at such Party’s expense, any other Party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such requesting Party may reasonably deem necessary or desirable to carry out the purposes and intent of this Agreement. Section 13.5 Third Party Beneficiaries. Except as otherwise expressly provided herein, nothing expressed or referred to in this Agreement shall be construed to give any Person other than the Parties any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement; provided, that Covered Persons are express third party beneficiaries of Article XI. Section 13.6 Parties in Interest. This Agreement shall inure to the benefit of, and be binding upon, the Parties and their respective successors, legal representatives and permitted assigns. Section 13.7 Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and, to the extent permitted and possible, any invalid, void or unenforceable term shall be deemed replaced by a term that is valid and enforceable and that comes closest to expressing the intention of such invalid, void or unenforceable term. Section 13.8 Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

55 Section 13.9 Complete Agreement. This Agreement (including any schedules thereto), constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and thereof and supersedes any prior understandings, agreements or representations by or among the Parties hereto or Affiliates thereof, written or oral, to the extent they relate in any way to the subject matter hereof. Section 13.10 Amendment; Waiver. Subject to Article VIII, neither this Agreement nor any other Organizational Document of the Company may be amended (whether by merger or otherwise) except in a written instrument signed by the FE Member and the Investor Member; provided, however, that any modification, alteration, supplement or amendment to this Agreement that would have a disproportionately adverse impact on the Members that are holders of the Special Purpose Membership Interests (in such holders’ capacity as such) as compared to holders of any other Membership Interests shall require the approval of the Members who are holders of the Special Purpose Membership Interests, voting in their capacity as such holders as a separate class. In the event that (a) the Company issues Membership Interests to one or more Third Parties pursuant to Section 5.1(d) or Section 7.1, (b) if the FE Member is no longer directly or indirectly the beneficial owner of a majority of the Company, or (c) if the Investor Member Transfers Membership Interests to another Person, the Members and the Company shall negotiate in good faith to amend this Agreement to the extent reasonably necessary to reflect such additional Members or changes appropriate to reflect the new respective Percentage Interests of the Members. For the avoidance of doubt, any transferee of the Investor Member shall be entitled to the same protective provisions set forth in this Agreement (including Article VIII) for so long as such transferee’s Percentage Interest is at least equal to the Percentage Interest at which such right is afforded to the Investor Member, and any such amendment to this Agreement made in accordance with this Section 13.10 shall reflect as much. Any amendment or revision to Schedule 1 that is made by an officer solely to reflect information regarding Members or the Transfer or issuance of Membership Interests made in accordance with the terms of this Agreement shall not be considered an amendment to this Agreement and shall not require any Board or Member approval. Any failure or delay on the part of any Party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity. Section 13.11 Governing Law. This Agreement, and any claim, action, suit, investigation or proceeding of any kind whatsoever, including a counterclaim, cross-claim or defense, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, that may be based upon, arising out of or related to this Agreement or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State without regards to conflicts of law principles of the State of Delaware or any other jurisdiction that would cause the Laws of any jurisdiction other than the State of Delaware to apply. Section 13.12 Specific Performance. The Parties agree that irreparable damage, for which monetary relief, even if available, shall not be an adequate remedy, would occur in the

56 event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. It is accordingly agreed that (a) the Parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific performance and other equitable relief is an integral part of this Agreement and the business and legal understandings between the Members with respect to the Company, and without that right, none of the Members would have entered into this Agreement. The Parties acknowledge and agree that any Party pursuing an injunction or injunctions or other Order to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13.12 shall not be required to provide any bond or other security in connection with any such Order. The remedies available to the Parties pursuant to this Section 13.12 shall be in addition to any other remedy to which they may be entitled at law or in equity, and the election to pursue an injunction or specific performance shall not restrict, impair or otherwise limit any Party from seeking to collect or collecting damages. Each of the Parties agrees that it shall not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Section 13.13 Arbitration. (a) With the exception only of any proceeding seeking interim or provisional relief in order to protect the rights or property of a Party which a Party may elect to pursue in court, all claims or disputes arising out of or relating to this Agreement, not amicably resolved between the Parties shall be determined by binding arbitration upon demand by a Party. Such arbitration shall be administered by the American Arbitration Association (“AAA”) utilizing its Commercial Arbitration Rules in effect as of the date the arbitration is commenced. The arbitration shall be conducted before a single arbitrator, if the Parties can agree on the one arbitrator. If the Parties cannot agree on a single arbitrator, there shall be a panel of three arbitrators with one chosen by each Member and the third arbitrator selected by the two Members-appointed arbitrators. If a Party fails to appoint an arbitrator within thirty (30) days following a written request by another Party to do so or if the two party-appointed arbitrators fail to agree upon the selection of a third arbitrator, as applicable, within thirty (30) days following their appointment, the additional arbitrator shall be selected by the AAA pursuant to its applicable procedures. Each arbitrator shall be disinterested and have at least twenty (20) years of experience with commercial matters. The arbitrator(s) shall have the power to award any appropriate remedy consistent with the objectives of the arbitration and subject to, and consistent with, all Laws applicable to the Company, its Subsidiaries and any Joint Venture (including, for the avoidance of doubt, the necessity of obtaining any requisite authorization, approval or consent of any Governmental Body necessary to implement the appropriate remedy). The decision of the one arbitrator or, if applicable, the majority of the three arbitrators shall be final and binding upon the Parties (subject only to limited review as required by applicable Law). Judgment upon the award of the arbitrator(s) may be entered in any court of competent jurisdiction or otherwise enforced in any jurisdiction in any manner provided by applicable Law. The losing Party shall pay the prevailing Party’s attorney’s fees and costs and the costs associated with the arbitration, including expert fees and costs and the arbitrators’ fees and costs;

57 provided, however, that each Party shall bear its own fees and costs until the arbitrator(s) determine which, if any, Party is the prevailing Party and the amount that is due to such prevailing Party. The arbitration proceedings shall take place in Akron, Ohio and, for the avoidance of doubt, the arbitration proceedings shall be conducted in the English language. (b) All discussions, negotiations and proceedings under this Section 13.13, and all evidence given or discovered pursuant hereto, will be maintained in strict confidence by all Parties, except where disclosure is required by applicable Law, necessary to comply with any legal requirements of such Party or necessary or advisable in order for a Party to assert any legal rights or remedies, including the filing of a complaint with a court or, based on the advice of counsel, such disclosure is determined to be necessary or advisable under applicable securities Laws or the rules of any stock exchange on which any of such Party’s securities are traded. Disclosure of the existence of any arbitration or of any award rendered therein may be made as part of any action in court for interim or provisional relief or to confirm or enforce such award. (c) Any settlement discussions occurring and negotiating positions taken by any Party in connection with the procedures under this Section 13.13 will be subject to Rule 408 of the Federal Rules of Civil Procedure and shall not be admissible as evidence in any proceeding relating to the subject matter of this Agreement. (d) The fact that the dispute resolution procedure specified in this Section 13.13 has been or may be invoked will not excuse any Party from performing its obligations under this Agreement, and during the pendency of any such procedure, all Parties must continue to perform their respective obligations in good faith. Section 13.14 Counterparts. This Agreement may be executed in counterparts, and any Party may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Parties. The Parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile or electronically transmitted signatures. Section 13.15 Fair Market Value Determination. Upon request by any Member, so long as such Member holds a Common Percentage Interest greater than 5.0%, or, to the extent necessary for purposes of determining Fair Market Value of the outstanding Special Purpose Membership Interests pursuant to Section 5.3, any Member that is the owner of a majority of the issued and outstanding Special Purpose Membership Interests, within five (5) Business Days after receiving written notice of the Board’s determination in connection with any determination of Fair Market Value of Membership Interests or other assets under this Agreement (which determination shall be provided by the Company to each Member promptly following the making thereof), the Company shall select a nationally recognized independent valuation firm with no existing or prior business or personal relationship with any Member or any of its Affiliates in the five (5)-year period immediately preceding the date of engagement pursuant to this Section 13.15 (the “Independent Evaluator”) to determine such Fair Market Value. Each of the Company and the requesting Member shall submit their view of the Fair Market Value of the Membership Interests or the relevant asset(s) to the Independent Evaluator, and each party will

58 receive copies of all information provided to the Independent Evaluator by the other party. The final Independent Evaluator’s determination of the Fair Market Value of such Membership Interests or asset(s) shall be set forth in a detailed written report addressed to the Company and the requesting Member within thirty (30) days following the Company’s selection of such Independent Evaluator and such determination shall be final, conclusive and binding. In rendering its decision, the Independent Evaluator shall determine which of the positions of the Company and the requesting Member submitted to the Independent Evaluator is, in the aggregate, more accurate (which report shall include a worksheet setting forth the material calculations used in arriving at such determination), and, based on such determination, adopt either the Fair Market Value determined by the Company or the requesting Member. Any fees and expenses of the Independent Evaluator incurred in resolving the disputed matter(s) will be borne by the party whose positions were not adopted by the Independent Evaluator. Section 13.16 Joint Venture Control. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Parties acknowledge that the Company does not exercise unilateral “control” (as such term is used in the definition of “Affiliate”) over any Joint Venture (other than with respect to Joint Ventures that constitute Subsidiaries) and therefore, with respect to the obligations set forth in Sections 2.14, 6.6, 6.7, 9.2, 9.4, 9.8, 10.3, and any other provision of this Agreement that would purport to require that the Company or the FE Member procure the compliance or cooperation of any Joint Venture (other than any Joint Venture that constitutes a Subsidiary), the Company and the FE Member shall only be obligated to take, or not to take, as applicable, any actions solely to the extent of its control over or rights with respect to the applicable Joint Venture (including through the exercise of any applicable approval, consent, vote, appointment or other exercise of decision-making power), and in no event shall the taking of, or failure to take or prevent any applicable action constitute a breach or default hereunder if the Company has exercised its available power under the constituent documents of the applicable Joint Venture. Section 13.17 Certain Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below: “Act” means the Delaware Limited Liability Company Act, as amended from time to time. “Advisors” means, with respect to any Person, the accountants, attorneys, consultants, advisors, investment bankers, or other representatives of such Person. “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, Contract or otherwise. “Annual Approved Budget” means an annual approved budget, which will be in the form attached to Schedule 5 hereto.

59 “Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other Law concerning or relating to bribery or corruption imposed, administered or enforced by any Governmental Body. “Anti-Money Laundering Laws” means any Law concerning or relating to money laundering, any predicate crime to money laundering or any record keeping, disclosure or reporting requirements related to money laundering imposed, administered or enforced by any Governmental Body. “Approved Joint Venture Budget” means a budget of any Joint Venture that is approved in accordance with such Joint Venture’s Organizational Documents and the applicable JV Governance Schedule. “Available Cash” means, for any applicable fiscal quarter, the cash flow generated from the business operations of the Company and its Subsidiaries in such fiscal quarter (but excluding any MAIT Class B Distributable Amounts), less any amounts that the Board reasonably determines are necessary and appropriate to be retained in order to (a) permit the Company and its Subsidiaries to pay their obligations as they become due in the ordinary course of business, (b) maintain the Company’s and its Subsidiaries’ target regulatory capital structure and investment-grade credit metrics, (c) fund planned capital expenditures, (d) maintain an adequate level of working capital, (e) maintain prudent reserves for future obligations (including contingent obligations of the Company and its Subsidiaries), (f) comply with the terms of the Company’s and its Subsidiaries’ Indebtedness (including making any required payments of principal or interest in satisfaction of Indebtedness) or (g) comply with applicable Law or respond to an Emergency Situation; provided that, notwithstanding the foregoing, for purposes of the calculation of Available Cash hereunder, the aggregate amount of all distributions the Company actually received from any Joint Venture during such fiscal quarter shall be included for the purpose of calculating the cash flow generated from the business operations of the Company during such fiscal quarter. For the avoidance of doubt, the proceeds of the issuance of the Investor Member’s Membership Interests shall be excluded from the calculation of Available Cash (and may be held in a segregated sub-account in the money pool of the FE Member). “Available Limited Discretion Cash” means, for any applicable fiscal quarter, the cash flow generated from the business operations of the Company and its Subsidiaries in such fiscal quarter (but excluding any MAIT Class B Distributable Amounts), less any amounts that the Board, based on the recommendation of the Transmission Leadership Team as substantiated by written financial reports and forecasts included therewith, reasonably determines (which such determination shall include the approval of the Investor Director(s) for so long as the Investor Member holds at least a 30.0% Common Percentage Interest) in good faith are necessary to be retained in order to (a) permit the Company and its Subsidiaries to pay their obligations due as of such date or that are expected to become due in the next ninety (90) days in the ordinary course of business (including making any required payments of principal or interest in satisfaction of Indebtedness) that cannot be satisfied on commercially reasonable terms by the Company’s available liquidity, or (b) comply with applicable Law or respond to an Emergency Situation; provided that, notwithstanding the foregoing, for purposes of the calculation of Available Limited Discretion Cash hereunder, the aggregate amount of all distributions the Company actually received from any Joint Venture during such fiscal quarter shall be included for the

60 purpose of calculating the cash flow generated from the business operations of the Company during such fiscal quarter. “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions located in New York, New York are authorized by applicable Law to be closed. “Business Plan” has the meaning set forth on Schedule 5 hereto. “Capital Plan” has the meaning set forth on Schedule 5 hereto. “Change in Control” means with respect to the applicable Party, any person or group (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) at any time becoming the beneficial owner of 50.0% or more of the combined voting power of the voting securities of such Party. “Code” means the Internal Revenue Code of 1986, as amended. “Common Percentage Interest” means, in respect of any Member, their relative ownership in the outstanding Common Membership Interests at the relevant time, expressed as a percentage, which shall be deemed to be equal to the number of outstanding Common Membership Interests that such Member owns at the relevant time divided by the total number of Common Membership Interests then outstanding. “Company Group” means the Company and each of its Subsidiaries, collectively. “Competitor” means any Person that is, or through its Subsidiaries is, directly involved in the transmission of electricity in the United States; provided that no Financial Investor shall be considered a “Competitor” as defined herein. “Contract” means any written agreement, arrangement, commitment, indenture, instrument, purchase order, license or other binding agreement. “Covered Person” means any (a) Member, any Affiliate of a Member or any officers, directors, shareholders, partners, members, employees, representatives or agents of a Member or their respective Affiliates, (b) Director, or (c) employee, officer or agent of the Company or its Affiliates. “Debt-to-Capital Ratio” means, with respect to any Person, the ratio of (a) the Indebtedness of such Person and its Subsidiaries to (b) the sum of (i) the Indebtedness of such Person and its Subsidiaries, plus (ii) Member equity (including, if applicable, noncontrolling interest of MAIT Class B membership equity), capital stock (but excluding treasury stock and capital stock subscribed and unissued) and other equity accounts (including retained earnings and paid in capital but excluding accumulated other comprehensive income and loss) of such Person and its Subsidiaries, determined in accordance with GAAP. “Emergency Expenditure” means amounts required to be incurred in order to respond to an Emergency Situation or to avoid an Emergency Situation in a manner that is consistent with general practices applicable to facilities used in the Company Business, but only to the extent

61 such expenditures are reasonably designed to ameliorate the consequences, or an immediate threat of any of the consequences, of the issues set forth in the definition of “Emergency Situation.” “Emergency Situation” means, with respect to the business of the Company, its Subsidiaries and any Joint Venture, (a) any abnormal system condition or abnormal situation requiring immediate action to maintain system frequency, loading within acceptable limits or voltage or to prevent loss of firm load, material equipment damage or tripping of system elements that is reasonably likely to materially and adversely affect reliability of an electric system, (b) any other occurrence or condition that otherwise requires immediate action to prevent an immediate and material threat to the safety of Persons or the operational integrity of, or material damage to, any material assets of, or the business of the Company or its Subsidiaries or Joint Ventures, or (c) any other condition or occurrence requiring immediate implementation of emergency procedures as defined by the applicable transmission grid operator or transmitting utility. “Encumber” means to place a Lien against. “Excluded Membership Interests” means any Membership Interests or other equity interests in the Company issued in connection with: (a) any arrangement approved unanimously by the Board for the return of income or capital to the Members; (b) any equity split, equity dividend or any similar recapitalization; or (c) the commencement of any offering of Membership Interests or other equity interests of the Company or any of its Subsidiaries, pursuant to a registration statement filed in accordance with the United States Securities Act of 1933. “Fair Market Value” means, with respect to any asset (including equity interest), the price at which the asset would change hands between a willing buyer and a willing seller that are not affiliated parties, neither being under any compulsion to buy or to sell, and both having knowledge of the relevant facts and taking into account the full useful life of the asset. In valuing Membership Interests, no consideration of any control, liquidity or minority discount or premium shall be taken into account. The Company’s proportionate ownership of the Joint Ventures at any given time shall be used for purposes of calculating “Fair Market Value” under this Agreement at such time. Fair Market Value shall be determined by the Board in accordance with the foregoing, subject to Section 13.15. “FDI Law” means any Law concerning or relating to foreign investment or national security imposed, administered or enforced by any Governmental Body. “FE Outside Group” means the FE Member and its Subsidiaries, other than the Company and its Subsidiaries. “FERC” means the U.S. Federal Energy Regulatory Commission or any successor agency thereto.

62 “Financial Investor” means any non-strategic financial investor such as a retirement fund, pension fund, exchange traded fund, sovereign wealth fund, private equity fund, asset management fund, hedge fund or similar institutional investor, including any Subsidiary of such Person, whose principal business activity is acquiring, holding and selling investments (including controlling interests) in other Persons. “FPA” means the Federal Power Act. “GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved. “Governmental Body” means any national, foreign, federal, regional, state, local, municipal or other governmental authority of any nature (including any division, department, agency, commission or other regulatory body thereof) and any court or arbitral tribunal, including any governmental, quasi-governmental or non-governmental body administering, regulating or having general oversight over electricity, power or the transmission or transportation thereof (including, for the avoidance of doubt, FERC, PJM, NERC, the Pennsylvania Public Utility Commission, the Public Utilities Commission of Ohio and the Virginia State Corporation Commission), including any regional transmission operator or independent system operator. “Indebtedness” means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money or in respect of any loans or advances, (b) all other indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments or debt securities (excluding trade accounts payables constituting short term liabilities under GAAP), (c) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all guarantees of the obligations of any other Person, (e) net obligations of such Person under any hedging arrangement, and (f) any accrued interest, premiums and penalties. “Initial PSA” means the Purchase and Sale Agreement, dated November 6, 2021, by and among the Company, the FE Member, the Investor Member, and, solely for the purposes of Sections 5.5, 5.6(c) and 8.1(a) and Article X thereof, the Guarantors (as defined therein). “Investor Group” means Brookfield Super-Core Infrastructure Partners L.P., together with its controlled investment vehicles. “IRR” means, with respect to the Investor Member, as of the consummation of a Drag- Along Sale, the actual pre-Tax annual rate of return of the Investor Member (specified as a percentage) taking into account only the following, on a cash-in, cash-out basis: (a) all capital contributions actually made to the Company by or on behalf of the Investor Member or any of its Permitted Transferees with respect to their Membership Interests on or before such date plus the Purchase Price (as defined in the Initial PSA) plus the Purchase Price (as defined in the Second PSA), and (b) all cash distributions to the Investor Member or any of its Permitted Transferees on or before such date. The IRR will be calculated using the XIRR function in the most recent version of Microsoft Excel (or if such program is no longer available, such other software

63 program for calculating the IRR as is reasonably determined by the Board), and will be based on the actual dates of funding of such capital contributions and the actual dates of receipt of such cash distributions and proceeds. “JCP&L” means Jersey Central Power & Light. “Joint Venture” means the joint ventures set forth on Schedule 8 hereto (as such schedule may be amended by the Parties hereto by unanimous written consent from time to time), in which the Company directly or indirectly owns an equity interest. “KATCo Interests” means the equity interests in Keystone Appalachian Transmission Company. “Law” means any (a) law (statutory, common, or otherwise), rule, regulation, code or ordinance enacted, adopted, promulgated or applied by any Governmental Body, including the Federal Power Act, as amended, and FERC’s implementing regulations thereunder and all other regulatory requirements or Orders emanating from state and federal regulators of the Company Group’s or the Joint Ventures’ businesses and operations or the ownership of the Membership Interests and (b) any other Order. “Liens” means all liens, mortgages, deeds of trust, pledges, security interests, charges, claims, proxy, voting trust or transfer restriction under any stockholder or similar agreement. “Lock-Up Period” means the period from March 25, 2024 through (and expiring at 11:59 p.m. on) March 25, 2027. “MAIT” means Mid-Atlantic Interstate Transmission, LLC. “MAIT Class B Distributable Amounts” means any amount of distributions received by the Company on account of the Company’s MAIT Class B Interests from MAIT in accordance with its Organizational Documents. “MAIT Class B Interests” means an interest in MAIT designated as a “Class B Interest” in the Second Amended and Restated Limited Liability Company Operating Agreement of MAIT. “Material Project” means any acquisition, construction, expansion, improvement, alteration, replacement or significant repair activity or series of related activities with respect to any of the Company’s or its Subsidiaries’ Qualifying Core Assets that exceeds in the aggregate the lower of: (i) 0.75% of the Rate Base Amount, or (ii) $75 million adjusted annually by the Consumer Price Index, in any calendar year. “Member” means each of FE Member and Investor Member, and any Person admitted as an additional member of the Company or a substitute member of the Company pursuant to the provisions of this Agreement, each in its capacity as a member of the Company that owns Membership Interests. “Membership Interests” means membership interests of the Company.

64 “NERC” means the North American Electric Reliability Corporation (including any of the eight (8) designated regional entities) or any successor electric reliability organization certified by FERC. “New Securities” means any Membership Interests or other equity interests in the Company, other than any Excluded Membership Interests; provided that no New Securities that are issued shall be issued as Special Purpose Membership Interests. “OFAC” means the U.S. Office of Foreign Assets Control. “Order” means any judgment, order, injunction, decree, ruling, writ or arbitration award of any Governmental Body or any arbitrator. “Organizational Documents” means, with respect to any corporation, its articles or certificate of incorporation, memorandum or articles of association and by-laws or documents of similar substance; with respect to any limited liability company, its articles of association, articles of organization or certificate of organization, formation or association and its operating agreement or limited liability company agreement or documents of similar substance; with respect to any limited partnership, its certificate of limited partnership and partnership agreement or documents of similar substance; and with respect to any other entity, documents of similar substance to any of the foregoing. “Percentage Interest” means, in respect of any Member, their relative ownership in the outstanding Membership Interests at the relevant time, expressed as a percentage, which shall be deemed to be equal to the number of outstanding Membership Interests that such Member owns at the relevant time divided by the total number of Membership Interests then outstanding. “Permitted Lien” means (a) Liens for Taxes not yet delinquent or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings so long as adequate reserves are maintained in accordance with GAAP, (b) Liens of lessors, lessees, sublessors, sublessees, licensors or licensees to the extent arising under and in accordance with the terms of the disclosed leases arising or incurred in the ordinary course of business, (c) Liens arising under the Indebtedness set forth on Schedule 10.17(b) to the Second PSA, (d) mechanics Liens and similar Liens for labor, materials, or supplies relating to obligations as to which there is no breach or default on the part of the Company or any of its Subsidiaries, as the case may be, or the validity or amount of which is being contested in good faith through appropriate proceedings so long as adequate reserves are maintained on the financial statements in accordance with GAAP, (e) zoning, building codes, and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon that are imposed by any Governmental Body having jurisdiction over such real property, in each case that do not adversely impact in any material respect the current use, occupancy or operation of the owned or leased real property of the Company and its Subsidiaries, and are not violated by the then-current use, occupancy or activity conducted thereon by the Company or any of its Subsidiaries, as applicable, which does not in any material respect affect the value or current use thereof, (f) easements, servitudes, covenants, conditions, restrictions, and other similar matters of record affecting title to any assets of the Company or any of its Subsidiaries and other title defects that do not or would not reasonably be expected to, individually or in the aggregate, materially impair the use or occupancy of such

65 assets in the operation of the business of the Company and its Subsidiaries, (g) all matters set forth on title policies or surveys made available by or on behalf of the FE Outside Group to the Investor Member prior to the date of the Second PSA other than those Liens that, individually or in the aggregate, impair in any material respect the current use or occupancy of the subject real property to which they relate, and (h) Liens arising under Laws of general applicability, other than to the extent such Liens arise from or relate to any applicable Person’s failure to comply with any such Law. “Permitted Transferee” means, with respect to the FE Member or the Investor Member, (i) a directly or indirectly wholly owned Subsidiary of such Member, (ii) an Affiliate of such Member of which such Member is, directly or indirectly, a wholly owned Subsidiary (an “Affiliate Parent”), or (iii) an Affiliate of such Member that is a wholly owned Subsidiary of an Affiliate Parent. “Persons” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Body. “PJM” means PJM Interconnection L.L.C., a regional transmission organization, or any designated successor thereto. “PJM Market Rules” refers collectively to the PJM Open Access Transmission Tariff and the Amended and Restated PJM Operating Agreement, and all schedules, appendices, or exhibits attached thereto to each, on file with FERC as may be amended from time to time (or any successor tariff, agreement, or rules governing the operations of PJM). “PJM Region” has the meaning set forth under the PJM Market Rules. “PJM Transmission Zone” means Zone as such terms are defined under the PJM Market Rules. “Preemptive Right Share” means a ratio of (a) the number of Membership Interests (excluding Special Purpose Membership Interests) held by such Member with Preemptive Rights, to (b) the total number of Membership Interests (excluding Special Purpose Membership Interests) then outstanding immediately prior to the issuance of New Securities giving rise to the Preemptive Rights. “Prohibited Competitor” means any Competitor listed on Schedule 2, as may be updated from time to time in accordance with Section 6.3(b). “Qualified Designee” means either (a) an employee of any Affiliate of the Investor Member (an “Investor Employee”) or (b) an individual with at least ten (10) years of management-level experience in the private sector electricity transmission, distribution and generation business; provided, that a “Qualified Designee” shall not include (i) any director, officer, employee or other Person affiliated with a Competitor; provided, further, that this clause (i) shall not be deemed to apply to an Investor Employee solely because such Person serves on an investment committee or is otherwise employed at any Affiliate of the Investor Group that is an investment fund and (A) such investment fund holds investments in a Competitor, or (B) such

66 Person serves on the board of directors of a Competitor that does not conduct any non-de minimis operations in the PJM Region or in any regional transmission organization or independent system transmission operator interconnected with PJM (provided, further, in the case of this clause (B), that such Person’s service on such board of directors and on the Board would not constitute a prohibited director interlock, or otherwise be prohibited, under any applicable Law), (ii) any Person that is, or within the past ten (10) years from the date of such determination was, an employee or consultant of FERC or any other Governmental Body, a public official or a candidate for public office (it being agreed that any individual affiliated with the Investor Member shall not be considered a public official as a result of such affiliation), (iii) any Person convicted by a court or equivalent tribunal of any felony (or equivalent crime in the applicable jurisdiction) or of any misdemeanor (or equivalent crime in the applicable jurisdiction) that involves financial dishonesty or moral turpitude, or (iv) solely in the case of an individual that is not an Investor Employee, any Person that would create a material regulatory or reputational risk to the Company based on a good-faith determination by the Board. “Qualifying Core Assets” means assets utilized in connection with the conduct of the Company’s and its Subsidiaries’ and Joint Ventures’ business on which the Company reasonably expects (a) that it or its Subsidiaries or Joint Ventures will be eligible to include in the applicable rate base, and (b) to earn a return through rates approved by FERC (or such other Governmental Body that may then be applicable) that are commercially reasonable (to be determined by the Board in good faith) and are not otherwise inconsistent with applicable FERC (or such other Governmental Body, as the case may be) rate precedent. For the avoidance of doubt, “Qualifying Core Assets” shall also include necessary or ancillary expenses to support such assets (including working capital). “Rate Base Amount” means an amount equal to the net utility plant of the Company and its Subsidiaries, taken as a whole, as determined based on the most recently filed FERC Form 1s for the Company and each of its Subsidiaries. For the avoidance of doubt, the Company’s proportionate ownership of the Joint Ventures at any given time shall be used for the purposes of calculating “Rate Base Amount” under this Agreement at such time. “Representatives” means the directors, officers, employees, agents, and Advisors of a Party. “Sanctioned Person” means a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time or any other Sanctions-related list of designated Persons maintained by an applicable Governmental Body described in the definition of “Sanctions.” “Sanctions” means any sanctions imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, Her Majesty’s Treasury, the United Nations, the European Union or any agency or subdivision of any of the foregoing, including any regulations, rules and executive orders issued in connection therewith. “Special Percentage Interest” means, in respect of any Member, their relative ownership in the outstanding Special Purpose Membership Interests at the relevant time, expressed as a

67 percentage, which shall be deemed to be equal to the number of outstanding Special Purpose Membership Interests that such Member owns at the relevant time divided by the total number of Special Purpose Membership Interests then outstanding. “Standards of Conduct” means (a) (i) FERC’s standards of conduct for transmission providers codified at 18 C.F.R. Part 358 and the rules, regulations, and Orders issued by FERC pertaining thereto, and (ii) any applicable or relevant requirements under NERC standards, including, but not limited to, protection of Critical Energy/Electric Infrastructure Information (as such terms are defined under FERC rules and regulations), CIP requirements, and receipt and storage of other non-public information containing sensitive information regarding the Company Group’s transmission system and the safety and reliability of the bulk-electric system (as that term is defined under the Federal Power Act, as amended, and FERC); and (b) the policies, procedures and internal compliance practices of any member of the Company Group, or its Subsidiaries governing internal compliance regarding part (a) of this definition or as may be designated by the chief compliance officer(s) (as such term is defined by under 18 CFR 358.8(c)(2)) for the Company Group. “Subsidiary” means, with respect to any Person, any entity of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other entity or is or controls the managing director or general partner of such partnership, limited liability company, association or other business entity. “Tag Portion” means an amount of Membership Interests equal to the specified quantity of Tag-Along Offered Membership Interests multiplied by Investor Member’s Percentage Interest. “Targeted Capital Structure” means the targeted regulatory capital structure of an applicable Subsidiary of the Company as it appears in the applicable attachment H of the PJM Open Access Transmission Tariff, which amount shall comply with all applicable Laws and shall otherwise be determined by the Board (which determination shall include the approval of the Investor Directors as long as the Investor Member holds at least a 30.0% Common Percentage Interest). “Tax” or “Taxes” means any federal, state, local, foreign or other income, gross receipts, capital stock, capital gains, franchise, profits, withholding, payroll, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, excise, escheat, unclaimed property, transfer, value added, import, export,

68 alternative minimum, estimated or other tax, duty, assessment or governmental charge of any kind whatsoever, including any interest, penalty or addition thereto. “Tax Return” means any return, claim for refund, report, election, form, statement or information return relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof. “Third Party” means, with respect to a Member, another Person that is not another Member or an Affiliate of a Member. “Transfer” shall mean, with respect to the legal or beneficial ownership of any of a Member’s Membership Interests, any sale, assignment, transfer, pledge, encumbrance, hypothecation or other similar arrangement or disposal, directly or indirectly, whether voluntarily, involuntarily or by operation of applicable Law including by the entry into any contract, option or other arrangement, or the granting or imposition of any Lien, that gives any Person other than the Member, whether or not upon the occurrence or nonoccurrence of an event, the right to acquire any Membership Interests or any interest therein, to vote any Membership Interest, or to require that any Membership Interests be transferred, directly or indirectly, whether voluntarily, involuntarily or by operation of applicable Law, except in any such case as expressly set forth in Section 6.2(b). For the avoidance of doubt and notwithstanding the foregoing, (a) any sale, assignment, transfer, or other disposition of equity interests in any Member or any direct or indirect parent of such Member in which the Membership Interests held by such Member represent more than 50.0% of the Fair Market Value of all of the assets directly or indirectly held by such Member or direct or indirect parent the equity interests of which are being disposed shall constitute a “Transfer” for all purposes of this Agreement, except in any such case as expressly set forth in Section 6.2(b) or the following clause (b), (b) any direct or indirect transfer of equity interests in any Member that does not result in a Change in Control of such Member shall not constitute a “Transfer” for any purpose under this Agreement so long as any required authorization, approval or consent of all applicable Governmental Bodies in respect of such transfer has been received, and (c) a Change in Control of the FE Member shall not constitute a “Transfer” for any purpose under this Agreement. “Transmission Leadership Team” means the individuals serving in the following positions (or any successor positions thereof, however titled or restyled) at FE Member: (a) President of the Company, (b) Vice President of Transmission, (c) Vice President of Construction and Design Services, (d) Vice President of Compliance and Regulated Services, and (e) Director of Transmission Rates and Regulatory Affairs. Section 13.18 Terms Defined Elsewhere in this Agreement. As used in this Agreement, the following terms shall have the meanings ascribed to them in the sections indicated: Term ............................................................................................................................... Section AAA ................................................................................................................................13.13(a) Additional Funding Requirement ................................................................................... 5.1(a)(iv) Advisory Committee ......................................................................................................... 2.12(b) Affiliate Transaction Default ............................................................................................. 2.14(d) Affiliate Transactions ........................................................................................................ 2.14(a)

69 Agreement ..................................................................................................................... Preamble Board ....................................................................................................................................... 2.1 Board Observer ................................................................................................................. 2.13(a) Call Consummation Period .................................................................................................. 5.1(e) Call Exercise Price .............................................................................................................. 5.1(e) Call Notice .......................................................................................................................... 5.1(e) Call Right............................................................................................................................ 5.1(e) Capital Request Funding Date ............................................................................................. 5.1(b) Capital Request Notice ..................................................................................................... 5.1(a)(i) Common Membership Interests ........................................................................................... 1.6(a) Company........................................................................................................................ Preamble Company Business .............................................................................................................. 1.3(a) Company Business Opportunity .......................................................................................9.3(b)(i) Company Group Tax Allocation Agreement........................................................................ 8.1(h) Confidential Information ..................................................................................................... 9.6(a) Contributing Member ...................................................................................................... 5.1(c)(ii) Contribution Unfunded Amount Notice ............................................................................... 5.1(c) Corporate Opportunity ........................................................................................................ 9.3(c) Deadlock ........................................................................................................................... 1.11(a) Default Notice ................................................................................................................... 2.14(d) Defaulting Member .................................................................................................................. 4.2 Designated Alternate ............................................................................................................ 2.2(f) Director .................................................................................................................................... 2.1 Drag Sale Period ................................................................................................................. 6.5(g) Drag-Along Buyer............................................................................................................... 6.5(a) Drag-Along Notice .............................................................................................................. 6.5(b) Drag-Along Right ............................................................................................................... 6.5(a) Drag-Along Sale ................................................................................................................. 6.5(a) Effective Date ................................................................................................................ Preamble Event of Default ....................................................................................................................... 4.1 Event of Dissolution ............................................................................................................ 4.3(a) Excess Contribution ......................................................................................................... 5.1(c)(i) FE Directors ........................................................................................................................ 2.2(d) FE Member .................................................................................................................... Preamble Fourth A&R LLC Agreement ........................................................................................... Recitals Grid Growth ..................................................................................................................... Recitals Grid Growth Operating Agreement .................................................................................. Recitals Independent Evaluator.......................................................................................................... 13.15 Investor Directors ................................................................................................................ 2.2(b) Investor Group Transfer ........................................................................................................... 6.6 Investor Member ............................................................................................................ Preamble Investor Member Minimum Return ..................................................................................... 6.5(h) Investor Related Persons ......................................................................................................9.6(a) JV Governance Schedule .......................................................................................................... 8.6 KATCo ROFR Notice .................................................................................................... 9.3(b)(ii) KATCo ROFR Option Period .................................................................................... 9.3(b)(ii)(1)

70 KATCo ROFR Price ...................................................................................................... 9.3(b)(ii) KATCo ROFR Sale Period ........................................................................................ 9.3(b)(ii)(2) MAIT Class B Contribution ............................................................................................. Recitals Member Executives ........................................................................................................... 1.11(b) Member Managers ............................................................................................................ 1.11(b) Non-Contributing Member .................................................................................................. 5.1(c) Non-Transferring Member .................................................................................................. 6.3(a) Over-Contributing Member .............................................................................................. 5.1(c)(i) Parties ............................................................................................................................ Preamble Party .............................................................................................................................. Preamble Preemptive Right ..................................................................................................................... 7.1 Preemptive Right Notice Period ............................................................................................... 7.1 Preemptive Right Participation Notice ...................................................................................... 7.1 Pro Rata Request Amount ................................................................................................... 5.1(b) Response To Capital Call .................................................................................................... 5.1(b) Sale Notice ....................................................................................................................... 6.3(a)(i) Sale Period ...................................................................................................................... 6.3(a)(ii) Second PSA ..................................................................................................................... Recitals Special Purpose Membership Interests ................................................................................ 1.6(a) Subject Membership Interests.............................................................................................. 6.3(a) Tag-Along Buyer ................................................................................................................ 6.4(a) Tag-Along Notice ............................................................................................................... 6.4(a) Tag-Along Offered Membership Interests ........................................................................... 6.4(a) Tag-Along Sale ................................................................................................................... 6.4(a) Tax Matters Shareholder ........................................................................................................ 10.2 Third A&R LLC Agreement ............................................................................................ Recitals Transfer .............................................................................................................................. 6.2(b) Transferring Member .......................................................................................................... 6.3(a) Unfunded Amount............................................................................................................... 5.1(c) Unfunded Amount Loan .................................................................................................. 5.1(c)(ii) Valley Link ...................................................................................................................... Recitals Valley Link Operating Agreement .................................................................................... Recitals Section 13.19 Other Definitional Provisions. The following shall apply to this Agreement: (a) Accounting terms which are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement shall control. (b) The terms “hereof,” “herein” and “hereunder” and terms of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement. Section, clause, schedule and exhibit references contained in this Agreement are references to sections, clauses, schedules and exhibits in or to this Agreement, unless otherwise specified.

71 (c) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Where the context permits, the use of the term “or” shall be equivalent to the use of the term “and/or.” (d) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a day other than a Business Day, the period in question shall end on the next succeeding Business Day. In addition, notwithstanding any deadline for payment, performance, notice or election under this Agreement, if such deadline falls on a date that is not a Business Day, then the deadline for such payment, performance, notice or election will be extended to the next succeeding Business Day. (e) Words denoting any gender shall include all genders, including the neutral gender. Where a word is defined herein, references to the singular shall include references to the plural and vice versa. (f) The word “will” will be construed to have the same meaning and effect as the word “shall”. The words “shall,” “will,” or “agree(s)” are mandatory, and “may” is permissive. (g) All references to “$” and dollars shall be deemed to refer to United States currency unless otherwise specifically provided. (h) All references to a day or days shall be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided. (i) Any reference to any Contract shall be a reference to such agreement or Contract, as amended, amended and restated, modified, supplemented or waived. (j) Any reference to any particular Code section or any Law shall be interpreted to include any amendment to, revision of or successor to that section or Law regardless of how it is numbered or classified; provided, that, for the purposes of the representations and warranties contained herein, with respect to any violation of or non- compliance with, or alleged violation of or non-compliance, with any Code section or Law, the reference to such Code section or Law means such Code section or Law as in effect at the time of such violation or non-compliance or alleged violation or non-compliance. (k) For all purposes of this Agreement (including the determination of a Member’s Percentage Interest and its entitlement, if applicable, to designate one or more Directors), such Member and its Permitted Transferees shall be deemed to be, and shall be treated as, one and the same Member. [Remainder of Page Intentionally Left Blank]

[Signature Page to FET A&R Operating Agreement] IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above. The Company: FirstEnergy Transmission, LLC, a Delaware limited liability company By: /s/ Mark Mroczynski Name: Mark Mroczynski Title: President

[Signature Page to FET A&R Operating Agreement] IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above. FE Member: FirstEnergy Corp., an Ohio corporation By: /s/ Steven R. Staub Name: Steven R. Staub Title: Vice President and Treasurer

[Signature Page to FET A&R Operating Agreement] IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above. Investor Member: North American Transmission Company II L.P., a Delaware limited liability company By: Brookfield Super-Core Infrastructure Partners GP LLC, its general partner By: Brookfield Super-Core Infrastructure Partners GP of GP LLC, its manager By: /s/ Matthew Gross Name: Matthew Gross Title: Senior Vice President

Schedule 1 Schedule of Members Name Address Common Percentage Interest Special Percentage Interest FirstEnergy Corp. 341 White Pond Drive, FEHQ- B3, Akron, Ohio 44320 50.1% 100% North American Transmission Company II L.P. 1200 Smith Street, Suite 640 Houston, Texas 77002 49.9% -

Schedule 2 Prohibited Competitors 1. American Electric Power 2. American Municipal Power 3. AES 4. Dominion Energy 5. Duke Energy 6. Duquesne Light Company 7. Exelon 8. ITC 9. LS Power 10. PSE&G 11. PPL 12. NextEra Energy

Schedule 3 Investors Guidelines and Restrictions for Disclosures to Co-Investors See attached.

CONFIDENTIAL Schedule 3 Investor Guidelines and Restrictions for Disclosures to Co-Investors1 1. For purposes of this Schedule 3, “Co-Investor” has the same meaning as that term is defined in the Second PSA. Any other capitalized terms used, but not defined herein, shall have the meanings set forth in the Agreement. 2. The Investor Member may only provide or disclose Confidential Information to any Co-Investor or its Representatives to the extent such disclosure does not violate applicable Law or Order. 3. Any Co-Investor and its Representatives shall be bound by all applicable Laws in their receipt and use of Confidential Information, including but not limited to, all antitrust Laws, Standards of Conduct, including CIP, CEII, and NERC rules and regulations, and Governmental Body Laws and Orders. 4. The Investor Member (as set forth in Section 9.4(g) of the Agreement), the Co-Investors and their respective Representatives shall be bound by the Standards of Conduct. Prior to receiving any utility operations information, and on an annual basis, the Investor Member, Co-Investors and their respective Representatives shall complete Standards of Conduct training. 5. For the avoidance of doubt, any Co-Investor and its Representatives shall be bound by confidentiality requirements no less restrictive in the aggregate than the requirements by which the Investor Member is bound pursuant to Section 9.6 of the Agreement. 1 Any disclosure of CEII shall be in accordance with all applicable Laws, including, but not limited to, the CFIUS Regulations (Section 721 of Title VII of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all applicable rules and regulations issued and effective thereunder) and in accordance with any commitments made in any notice to CFIUS, or as set forth in the CFIUS Clearance, as such terms are defined in the Second PSA.

Schedule 4 Specific Deadlock Resolution Procedures See attached.

CONFIDENTIAL Schedule 4 Specific Deadlock Resolution Procedures Resolution for Deadlocks over Annual Approved Budget (other than Capital Expenditures) • Annual Approved Budget (excluding capital expenditures, which are addressed in the next row below). In the event that the FE Member and Investor Member continue to be unable to agree on line items in the Annual Approved Budget after the senior executive discussions contemplated by the second sentence of Section 1.11(b), then such line items in the Annual Approved Budget for the relevant fiscal year will be deemed to be the same as the Annual Approved Budget for the preceding fiscal year with the following modifications: o Adjustments to reflect the consumer price index and increases in costs pursuant to documented then-current contractual and compliance obligations; and o The values resulting from the preceding bullet may be adjusted by the Company to reflect the need to account for the occurrence of events beyond the reasonable control of the Company and its Subsidiaries. ▪ If the Investor Member believes that the FE Member’s adjustments are not commercially reasonable, then such dispute may be submitted to binding arbitration as contemplated by Section 13.13. Resolution for Deadlocks Over the Aggregate Capital Expenditures in the Annual Approved Budget • In the event that the FE Member and Investor Member continue to be unable to agree on a line item (either “Regulatory Required” or “Reliability Enhancements”) in the capital expenditure budget in the Annual Approved Budget after the senior executive discussions contemplated by the second sentence of Section 1.11(b), then the aggregate Annual Capital Expenditure Budget for such line item in the relevant fiscal year will be deemed to be the same as the aggregate Annual Capital Expenditure Budget for such line item in the prior fiscal year, increased by the greater of a percentage equal to (i) the implied annual investment growth rate for the FET utilities in the applicable year, as presented in the FE Member’s most recent publicly announced Factbook as found on the FE Member’s website and (ii) CPI plus 2.5%. • If the Investor Member believes that the calculation is not commercially reasonable, then such dispute may be submitted to binding arbitration as contemplated by Section 13.13.

2 Resolution for Officer and/or Transmission Leadership Team Deadlocks • In the event that the FE Member and Investor Member continue to be unable to agree on the appointment of an officer and/or the Transmission Leadership Team after the senior executive discussions contemplated by the second sentence of Section 1.11(b), then FE Member, on the one hand, and the Investor Member, on the other hand, will each prepare in good faith a list of five appropriately qualified individuals (each person so listed at least satisfying the qualifications set forth in the below sub bullets) for any deadlocked officer position or member of the Transmission Leadership Team, as applicable. o Each individual proposed must (i) have at least 10 years of management-level experience in the private sector, (ii) not have been an employee or consultant of FERC or any other Governmental Body, a public official or a candidate for public office (it being agreed that any individual affiliated with the Investor Member shall not be considered a public official as a result of such affiliation), and (iii) not have been convicted by a court or equivalent tribunal of any felony (or equivalent crime in the applicable jurisdiction) or of any misdemeanor (or equivalent crime in the applicable jurisdiction) that involves financial dishonesty or moral turpitude. o In the case of the Investor Member’s proposed appointees, such individuals must also not create a material regulatory or reputational risk to the Company based on a good-faith determination by the Board. • Following receipt of the lists, if one or more individuals are listed on both the FE Member’s list and the Investor Member’s list, then the FE Member will have the right to designate one of those individuals to the deadlocked officer or Transmission Leadership Team position, as applicable, and the parties will take all necessary actions to cause such appointment as promptly as practicable. • If there are no individuals included on both lists, then the FE Member and the Investor Members will take turns striking an individual from the other’s list. o The FE Member will go first in striking from the Investor Members’ list. Whichever individual is the last person remaining on the list will be selected for the position (and if such individual is unable or unwilling to serve, then the next-last individual on the list will be selected, and so on).

3 Resolution for “Available Limited Discretion Cash” Deadlocks • In the event that the FE Member and Investor Member continue to be unable to agree on the determination of the “Available Limited Discretion Cash” amount for any fiscal quarter after the senior executive discussions contemplated by the second sentence of Section 1.11(b), then the “Available Limited Discretion Cash” for such fiscal quarter shall be deemed to be equal to: o The cash flow generated from the business operations of the Company and its Subsidiaries in such fiscal quarter (including the aggregate amount of all distributions the Company actually received from any Joint Venture during such fiscal quarter); less o An amount equal to 50% of the aggregate payment obligations that are then due or scheduled to be due during the next succeeding fiscal quarter in the ordinary course of business (including making any required payments of principal or interest in satisfaction of Indebtedness), provided that the Company has then-available liquidity that is sufficient to pay the other 50% of such aggregate payment obligations (and if the Company does not have such then-available liquidity, then the amount reserved pursuant to this bullet will be increased by such shortfall in then- available liquidity); less o An amount equal to the amount reasonably recommended by the Transmission Leadership Team for such fiscal quarter in order to enable the Company and its Subsidiaries to comply with applicable Law or Order or respond to an ongoing Emergency Situation. ▪ If the Investor Member believes that the Transmission Leadership Team’s recommendation is not reasonable, then such dispute may be submitted to binding arbitration as contemplated by Section 13.13. Resolution for “Targeted Capital Structure” Deadlocks • In the event that the FE Member and Investor Member continue to be unable to agree on the determination of the Company’s “Targeted Capital Structure” after the senior executive discussions contemplated by the second sentence of Section 1.11(b), then the Targeted Capital Structure of the applicable Subsidiary will be equal to the Targeted Capital Structure of such for the preceding fiscal year, subject to compliance with applicable Law.

4 Resolution for Regulatory Filing Deadlocks • To the extent that any regulatory filing that is subject to the consent rights in Section 8.4(o) has a deadline by which the regulatory filing must be made, such that there is not sufficient time for the fifteen (15) Business Day and twenty (20) Business Day discussion periods contemplated by Section 1.11(b) to take place, the Investor Member and the FE Member will agree in good faith on shorter time periods such that the filing will be made by such deadline. • In the event that the FE Member and Investor Member continue to be unable to agree on the content of such regulatory filing after these discussion periods: o In respect of filings made pursuant to FPA Section 205 that are voluntary, the filing will not be made unless and until the FE Member and Investor Member are able to agree on the filing. o In respect of all other filings covered by Section 8.4(o), the Company will retain independent qualified regulatory counsel that is mutually acceptable to FE Member and Investor Member (negotiating in good faith). The Company will direct its internal and applicable external counsel to cooperate with this independent counsel, and the independent counsel will be responsible for preparing the filing. After consultation with the FE Member and Investor Member, which shall equally have the right to participate in the consultation and preparation of any such filings, the independent counsel will be instructed to prepare a commercially reasonable filing that is in the best interests of the Company.

Schedule 5 Annual Approved Budget, Business Plan, and Capital Plan Procedures See attached.

CONFIDENTIAL Schedule 5 Budget, Business Plan and Capital Plan Process Defined Terms: • “Annual Budget” means a one-year budget for the Company, its Subsidiaries and Joint Ventures, presented on both a consolidated basis and a by-subsidiary and by-joint venture basis, including an income statement, balance sheet, cash flow statement, and aggregate capital expenditure budget, consistent with the forms of the relevant worksheets in Attachment 1 to this Schedule 5. The aggregate capital expenditure budget in an Annual Budget will include two line items (“Regulatory Required” and “Reliability Enhancements”). • “Business Plan” means the five-year financial forecast (covering the next five full fiscal years, commencing with the fiscal year starting in the following January) for the Company and its Subsidiaries, presented on both a consolidated basis and a by-subsidiary basis, including an income statement, balance sheet and cash flow statement, consistent with the forms of the relevant worksheets in Attachment 1 to this Schedule 5. • “Capital Plan” means the five-year capital expenditure forecast for the Company (on an aggregate total Company basis), in the form of the relevant worksheet in Attachment 1 to this Schedule 5 and, for the avoidance of doubt, is specifically row 9 of the worksheet titled “Form: Financial Forecast – Consolidated”. Process Steps • FE Member and Investor Member will cooperate and work together in good faith to jointly establish the date by which the Board shall each year approve the Annual Budget for the following fiscal year and the Capital Plan (such date, as may be subsequently adjusted from time to time by the written agreement of the FE Member and the Investor Member, the “Approval Date”), provided, however, that the Approval Date shall be no later than December 31st of a year for the Annual Budget and Capital Plan for the following calendar year. • The Company shall commit to present to the Board no later than 45 days prior to the Approval Date, a draft Annual Budget and a Business Plan, which will include the draft Capital Plan, for the following period, and the FE Member and the Investor Member will direct their respective Directors to discuss in good faith and seek to approve such Annual Budget and Capital Plan no later than Approval Date or as promptly as reasonably practicable thereafter. Upon the Board’s approval, such draft Annual Budget and draft Capital Plan (in each case, with such amendments or modifications thereto as authorized by the Board) shall become the Annual Approved Budget and the Capital Plan, respectively; provided that, in the case of the Annual Budget, the draft Annual Budget’s approval as the Annual Approved Budget is, for so long as the Investor Member’s Common Percentage

2 Interest is at least 30.0%, subject to the Investor Member’s approval rights in Section 8.4(l) and the deadlock provisions in Section 1.11. • In addition, as supporting information to and in conjunction with the Annual Budget, Business Plan and Capital Plan, the Company will provide to the Board a list of the capital projects consistent with the worksheet titled “Form Ill. Capex Project List”, it being understood that the specific list of capital projects is subject to change over the course of the fiscal year. • On a periodic basis throughout the year, the Company will also provide to the Board any forecast updates to the Annual Approved Budget.

Attachment 1 Annual Budget, Business Plan, and Capital Plan Worksheets See attached.

Form: Annual Budget - Consolidated Year = Annual Budget year [Year Q1] [Year Q2] [Year Q3] [Year Q4] [Year] Capital Expenditures Regulatory Required [$mm] Reliability Enhancements [$mm] Total [$mm] Regulatory Target Capital Structure (Equity/Total Capital) [%] Beginning rate base [$mm] (+) Net Plant Adds [$mm] (-) Depreciation [$mm] (+) Averaging [$mm] (-) Change in ADIT [$mm] Ending rate base [$mm] (+) NWC (Based on 1/8 O&M Rule) [$mm] Adj. ending rate base [$mm] Income statement Total revenue [$mm] O&M Expenses [$mm] Other O&M [$mm] Other taxes [$mm] Total operating expenses [$mm] EBITDA [$mm] Depreciation & Amortization [$mm] EBIT [$mm] Other income [$mm] Pre-tax interest expense [$mm] Cash Interest [$mm] Def. Financing, Premium, Discount Amortization [$mm] Capitalized interest [$mm] Pre-tax debt AFUDC earnings [$mm] EBT [$mm] Income taxes [$mm] Current Taxes [$mm] Deferred Taxes [$mm] Other adjustments [$mm] Net Income [$mm] Income attributable to non-controlling interest [$mm] Net income available to parent [$mm] Cash flow statement Operations Net income [$mm] Provision for Depreciation [$mm] Allowance for Funds Used During Construction [$mm] Amortization (Deferral) of Regulatory Assets, Net [$mm] Deferred Income Taxes and Investment Tax Credits, Net [$mm] Transmission Revenue Collections, Net [$mm] Changes in Current Assets and Liabilities [$mm] Other Operating [$mm] Cash flow from operations [$mm] Investing This worksheet is the form to be used for the Annual Budget, which is a one-year budget for FirstEnergy Transmission, LLC and its subsidiaries on a consolidated basis, including an income statement (which begins with row 25), balance sheet (which begins with row 84), cash flow statement (which begins with row 52), and aggregate capital expenditure budget (which, for the avoidance of doubt, is the total reflected in Cell M9).

Property Additions [$mm] Cost of Removal & Adjustments [$mm] Notes Receivable from Associated Companies, Net [$mm] Other Investing [$mm] Cash flow from investing activities [$mm] Financing Short-term Debt [$mm] Money-pool [$mm] Long-term Debt [$mm] Dividends [$mm] Equity Contributions [$mm] Non-Controlling Dividends / Equity [$mm] Other [$mm] Cash flow from financing activities [$mm] Net Increase (Decrease) in Cash [$mm] Balance sheet Assets Beginning electric utility plant [$mm] Additions [$mm] Accumulated depreciation [$mm] Total electric plant [$mm] AFUDC [$mm] CWIP [$mm] Total utility plant [$mm] Cash [$mm] Current assets [$mm] Notes receivable from affiliates [$mm] Goodwill [$mm] Other deferred charges [$mm] Other assets [$mm] Total assets [$mm] Capitalization Proprietary capital / members' equity [$mm] Noncontrolling Interest [$mm] Total equity [$mm] Long-term debt [$mm] Total capitalization [$mm] Current liabilities Short-term debt [$mm] Accounts payable [$mm] Accrued interest [$mm] Other [$mm] Total [$mm] Non-current liabilities Accumulated deferred income taxes [$mm] Regulatory liabilities [$mm] Other liabilities [$mm] Total [$mm] Total other liabilities [$mm] Total liabilities and capitalization [$mm] New issuance cost of debt [%]

Form: Annual Budget - By-Subsidiary Basis (for each of ATSI, MAIT and TrAILCo)

Year = Annual Budget year

		[Year Q1]	[Year Q2]	[Year Q3]	[Year Q4]	[Year]
Capital Expenditures						
Regulatory Required	[$mm]					
Reliability Enhancements	[$mm]					
Total	[$mm]					
Regulatory						
Target Capital Structure (Equity/Total Capital)	[%]					
Beginning rate base	[$mm]					
(+) Net Plant Adds	[$mm]					
(-) Depreciation	[$mm]					
(+) Averaging	[$mm]					
(-) Change in ADIT	[$mm]					
Ending rate base	[$mm]					
(+) NWC (Based on 1/8 O&M Rule)	[$mm]					
Adj. ending rate base	[$mm]					
Income statement						
Total revenue	[$mm]					
O&M Expenses	[$mm]					
Other O&M	[$mm]					
Other taxes	[$mm]					
Total operating expenses	[$mm]					
EBITDA	[$mm]					
Depreciation & Amortization	[$mm]					
EBIT	[$mm]					
Other income	[$mm]					
Pre-tax interest expense	[$mm]					
Cash Interest	[$mm]					
Def. Financing, Premium, Discount Amortization	[$mm]					
Capitalized interest	[$mm]					
Pre-tax debt AFUDC earnings	[$mm]					
EBT	[$mm]					
Income taxes	[$mm]					
Current Taxes	[$mm]					
Deferred Taxes	[$mm]					
Other adjustments	[$mm]					
Net Income	[$mm]					
Income attributable to non-controlling interest	[$mm]					
Net income available to parent	[$mm]					
Cash flow statement						
Operations						
Net income	[$mm]					
Provision for Depreciation	[$mm]					
Allowance for Funds Used During Construction	[$mm]					
Amortization (Deferral) of Regulatory Assets, Net	[$mm]					
Deferred Income Taxes and Investment Tax Credits, Net	[$mm]					
Transmission Revenue Collections, Net	[$mm]					
Changes in Current Assets and Liabilities	[$mm]					
Other Operating	[$mm]					
Cash flow from operations	[$mm]					
Investing						

This worksheet is the form to be used for the Annual Budget, which is a one-year budget for FirstEnergy Transmission, LLC and its subsidiaries on a by-subsidiary basis, including an income statement (which begins with row 25), balance sheet (which begins with row 84), cash flow statement (which begins with row 52).

For the avoidance of doubt, this same worksheet wil be used for the Annual Budget on a by-subsidiary basis for each of American Transmission Systems, Incorporated (ATSI); Mid-Atlantic Interstate Transmission, LLC (MAIT); and Trans-Allegheny Interstate Line Company (TrAILCo).

Property Additions [$mm] Cost of Removal & Adjustments [$mm] Notes Receivable from Associated Companies, Net [$mm] Other Investing [$mm] Cash flow from investing activities [$mm] Financing Short-term Debt [$mm] Money-pool [$mm] Long-term Debt [$mm] Dividends [$mm] Equity Contributions [$mm] Non-Controlling Dividends / Equity [$mm] Other [$mm] Cash flow from financing activities [$mm] Net Increase (Decrease) in Cash [$mm] Balance sheet Assets Beginning electric utility plant [$mm] Additions [$mm] Accumulated depreciation [$mm] Total electric plant [$mm] AFUDC [$mm] CWIP [$mm] Total utility plant [$mm] Cash [$mm] Current assets [$mm] Notes receivable from affiliates [$mm] Goodwill [$mm] Other deferred charges [$mm] Other assets [$mm] Total assets [$mm] Capitalization Proprietary capital / members' equity [$mm] Noncontrolling Interest [$mm] Total equity [$mm] Long-term debt [$mm] Total capitalization [$mm] Current liabilities Short-term debt [$mm] Accounts payable [$mm] Accrued interest [$mm] Other [$mm] Total [$mm] Non-current liabilities Accumulated deferred income taxes [$mm] Regulatory liabilities [$mm] Other liabilities [$mm] Total [$mm] Total other liabilities [$mm] Total liabilities and capitalization [$mm] New issuance cost of debt [%]

Form: Financial Forecast - Consolidated

Year = Annual Budget year

This worksheet is the form to be used for five-year financial forecast (covering the next five full fiscal years, commencing with the fiscal year starting in the following January) for FirstEnergy Transmissions, LLC and its subsidiaries, presented on a consolidated basis, including an income statement (which begins with row 25), balance sheet (which begins with row 84), cash flow statement (which begins with row 52)

This worksheet is also the form to be used for the five-year capital expenditure forecast for for FirstEnergy Transmissions, LLC and its subsidiaries (i.e., the Capital Plan) (on an aggregate total Company basis) (which is reflected in row 9)

		[Year]	[Year+1]	[Year+2]	[Year+3]	[Year+4]
Capital Expenditures						
Regulatory Required	[$mm]					
Reliability Enhancements	[$mm]					
Total	[$mm]					
Regulatory						
Target Capital Structure (Equity/Total Capital)	[%]					
Beginning rate base	[$mm]					
(+) Net Plant Adds	[$mm]					
(-) Depreciation	[$mm]					
(+) Averaging	[$mm]					
(-) Change in ADIT	[$mm]					
Ending rate base	**[$mm]**					
(+) NWC (Based on 1/8 O&M Rule)	[$mm]					
Adj. ending rate base	**[$mm]**					
Income statement						
Total revenue	**[$mm]**					
O&M Expenses	[$mm]					
Other O&M	[$mm]					
Other taxes	[$mm]					
Total operating expenses	[$mm]					
EBITDA	**[$mm]**					
Depreciation & Amortization	[$mm]					
EBIT	**[$mm]**					
Other income	[$mm]					
Pre-tax interest expense	[$mm]					
Cash Interest	[$mm]					
Def. Financing, Premium, Discount Amortization	[$mm]					
Capitalized interest	[$mm]					
Pre-tax debt AFUDC earnings	[$mm]					
EBT	**[$mm]**					
Income taxes	[$mm]					
Current Taxes	[$mm]					
Deferred Taxes	[$mm]					
Other adjustments	[$mm]					
Net Income	**[$mm]**					
Income attributable to non-controlling interest	[$mm]					
Net income available to parent	**[$mm]**					
Cash flow statement						
Operations						
Net income	[$mm]					
Provision for Depreciation	[$mm]					
Allowance for Funds Used During Construction	[$mm]					
Amortization (Deferral) of Regulatory Assets, Net	[$mm]					
Deferred Income Taxes and Investment Tax Credits, Net						
Transmission Revenue Collections, Net	[$mm]					
Changes in Current Assets and Liabilities	[$mm]					
Other Operating	[$mm]					
Cash flow from operations	**[$mm]**					
Investing						
Property Additions	[$mm]					
Cost of Removal & Adjustments	[$mm]					
Notes Receivable from Associated Companies, Net	[$mm]

Other Investing [$mm] Cash flow from investing activities [$mm] Financing Short-term Debt [$mm] Money-pool [$mm] Long-term Debt [$mm] Dividends [$mm] Equity Contributions [$mm] Non-Controlling Dividends / Equity [$mm] Other [$mm] Cash flow from financing activities [$mm] Net Increase (Decrease) in Cash [$mm] Balance sheet Assets Beginning electric utility plant [$mm] Additions [$mm] Accumulated depreciation [$mm] Total electric plant [$mm] AFUDC [$mm] CWIP [$mm] Total utility plant [$mm] Cash [$mm] Current assets [$mm] Notes receivable from affiliates [$mm] Goodwill [$mm] Other deferred charges [$mm] Other assets [$mm] Total assets [$mm] Capitalization Proprietary capital / members' equity [$mm] Noncontrolling Interest [$mm] Total equity [$mm] Long-term debt [$mm] Total capitalization [$mm] Current liabilities Short-term debt [$mm] Accounts payable [$mm] Accrued interest [$mm] Other [$mm] Total [$mm] Non-current liabilities Accumulated deferred income taxes [$mm] Regulatory liabilities [$mm] Other liabilities [$mm] Total [$mm] Total other liabilities [$mm] Total liabilities and capitalization [$mm] New issuance cost of debt [%]

Form: Financial Forecast - By-Subsidiary Basis (for each of ATSI and MAIT) Year = Annual Budget year [Year] [Year+1] [Year+2] [Year+3] [Year+4] Capital Expenditures Regulatory Required [$mm] Reliability Enhancements [$mm] Total [$mm] Regulatory Target Capital Structure (Equity/Total Capital) [%] Beginning rate base [$mm] (+) Net Plant Adds [$mm] (-) Depreciation [$mm] (+) Averaging [$mm] (-) Change in ADIT [$mm] Ending rate base [$mm] (+) NWC (Based on 1/8 O&M Rule) [$mm] Adj. ending rate base [$mm] Income statement Total revenue [$mm] O&M Expenses [$mm] Other O&M [$mm] Other taxes [$mm] Total operating expenses [$mm] EBITDA [$mm] Depreciation & Amortization [$mm] EBIT [$mm] Other income [$mm] Pre-tax interest expense [$mm] Cash Interest [$mm] Def. Financing, Premium, Discount Amortization [$mm] Capitalized interest [$mm] Pre-tax debt AFUDC earnings [$mm] EBT [$mm] Income taxes [$mm] Current Taxes [$mm] Deferred Taxes [$mm] Other adjustments [$mm] Net Income [$mm] Income attributable to non-controlling interest [$mm] Net income available to parent [$mm] Cash flow statement Operations Net income [$mm] Provision for Depreciation [$mm] Allowance for Funds Used During Construction [$mm] Amortization (Deferral) of Regulatory Assets, Net [$mm] Deferred Income Taxes and Investment Tax Credits, Net Transmission Revenue Collections, Net [$mm] Changes in Current Assets and Liabilities [$mm] Other Operating [$mm] Cash flow from operations [$mm] Investing Property Additions [$mm] Cost of Removal & Adjustments [$mm] Notes Receivable from Associated Companies, Net [$mm] Other Investing [$mm] Cash flow from investing activities [$mm] This worksheet is the form to be used for five-year financial forecast (covering the next five full fiscal years, commencing with the fiscal year starting in the following January) for FirstEnergy Transmissions, LLC and its subsidiaries, presented on a by-subsidiary basis for ATSI and MAIT, including an income statement (which begins with row 25), balance sheet (which begins with row 84), cash flow statement (which begins with row 52)

Financing Short-term Debt [$mm] Money-pool [$mm] Long-term Debt [$mm] Dividends [$mm] Equity Contributions [$mm] Non-Controlling Dividends / Equity [$mm] Other [$mm] Cash flow from financing activities [$mm] Net Increase (Decrease) in Cash [$mm] Balance sheet Assets Beginning electric utility plant [$mm] Additions [$mm] Accumulated depreciation [$mm] Total electric plant [$mm] AFUDC [$mm] CWIP [$mm] Total utility plant [$mm] Cash [$mm] Current assets [$mm] Notes receivable from affiliates [$mm] Goodwill [$mm] Other deferred charges [$mm] Other assets [$mm] Total assets [$mm] Capitalization Proprietary capital / members' equity [$mm] Noncontrolling Interest [$mm] Total equity [$mm] Long-term debt [$mm] Total capitalization [$mm] Current liabilities Short-term debt [$mm] Accounts payable [$mm] Accrued interest [$mm] Other [$mm] Total [$mm] Non-current liabilities Accumulated deferred income taxes [$mm] Regulatory liabilities [$mm] Other liabilities [$mm] Total [$mm] Total other liabilities [$mm] Total liabilities and capitalization [$mm] New issuance cost of debt [%]

Form: Financial Forecast - By-Subsidiary Basis (TrAILCo) Year = Annual Budget year [Year] [Year+1] [Year+2] [Year+3] [Year+4] Capital Expenditures Regulatory Required [$mm] Reliability Enhancements [$mm] Total [$mm] Regulatory Target Capital Structure (Equity/Total Capital) [%] RAB for incentive projects (current authorized ROE of 12.7%) Beginning rate base [$mm] (+) Net Plant Adds [$mm] (-) Depreciation [$mm] (+) Averaging [$mm] (-) Change in ADIT [$mm] Ending rate base [$mm] (+) NWC (Based on 1/8 O&M Rule) [$mm] Adj. ending rate base [$mm] RAB for non-incentive projects (current authorized ROE of 11.7%) Beginning rate base [$mm] (+) Net Plant Adds [$mm] (-) Depreciation [$mm] (+) Averaging [$mm] (-) Change in ADIT [$mm] Ending rate base [$mm] (+) NWC (Based on 1/8 O&M Rule) [$mm] Adj. ending rate base [$mm] Income statement Total revenue [$mm] O&M Expenses [$mm] Other O&M [$mm] Other taxes [$mm] Total operating expenses [$mm] EBITDA [$mm] Depreciation & Amortization [$mm] EBIT [$mm] Other income [$mm] Pre-tax interest expense [$mm] Cash Interest [$mm] Def. Financing, Premium, Discount Amortization [$mm] Capitalized interest [$mm] Pre-tax debt AFUDC earnings [$mm] EBT [$mm] Income taxes [$mm] Current Taxes [$mm] Deferred Taxes [$mm] Other adjustments [$mm] Net Income [$mm] Income attributable to non-controlling interest [$mm] Net income available to parent [$mm] Cash flow statement Operations Net income [$mm] Provision for Depreciation [$mm] Allowance for Funds Used During Construction [$mm] Amortization (Deferral) of Regulatory Assets, Net [$mm] Deferred Income Taxes and Investment Tax Credits, Net This worksheet is the form to be used for the five-year financial forecast (covering the next five full fiscal years, commencing with the fiscal year starting in the following January) on a by-subsidiary basis for TrAILCo, including an income statement (which begins with row 37), balance sheet (which begins with row 96), cash flow statement (which begins with row 64)

Transmission Revenue Collections, Net [$mm] Changes in Current Assets and Liabilities [$mm] Other Operating [$mm] Cash flow from operations [$mm] Investing Property Additions [$mm] Cost of Removal & Adjustments [$mm] Notes Receivable from Associated Companies, Net [$mm] Other Investing [$mm] Cash flow from investing activities [$mm] Financing Short-term Debt [$mm] Money-pool [$mm] Long-term Debt [$mm] Dividends [$mm] Equity Contributions [$mm] Non-Controlling Dividends / Equity [$mm] Other [$mm] Cash flow from financing activities [$mm] Net Increase (Decrease) in Cash [$mm] Balance sheet Assets Beginning electric utility plant [$mm] Additions [$mm] Accumulated depreciation [$mm] Total electric plant [$mm] AFUDC [$mm] CWIP [$mm] Total utility plant [$mm] Cash [$mm] Current assets [$mm] Notes receivable from affiliates [$mm] Goodwill [$mm] Other deferred charges [$mm] Other assets [$mm] Total assets [$mm] Capitalization Proprietary capital / members' equity [$mm] Noncontrolling Interest [$mm] Total equity [$mm] Long-term debt [$mm] Total capitalization [$mm] Current liabilities Short-term debt [$mm] Accounts payable [$mm] Accrued interest [$mm] Other [$mm] Total [$mm] Non-current liabilities Accumulated deferred income taxes [$mm] Regulatory liabilities [$mm] Other liabilities [$mm] Total [$mm] Total other liabilities [$mm] Total liabilities and capitalization [$mm] New issuance cost of debt [%]

Form: Illustrative Capital Projects List Year = Budget year Note: credits & small dollar projects are typically related to projects previously in-serviced and include: accounting adjustments, true up during unitization, reimbursements from customer/developers, accrual reversals, final project costs, etc. Data as of [date] Entity Rel Enh Reg Req Project Method RPA Project Name Description Voltage RTEP ISD [Year] [Year+1] [Year+2] [Year+3] [Year+4] [ ] Regulatory Required Duty to Serve [ ] [ ] [ ] [ ] Regulatory Required Failures [ ] [ ] [ ] [ ] Regulatory Required Mandatory Programs/Blankets [ ] [ ] [ ] [ ] Reliability Enhancement Operational Flexibility Projects [ ] [ ] [ ] [ ] Reliability Enhancement System Condition Projects [ ] [ ] [ ] [ ] Reliability Enhancement System Performance Projects [ ] [ ] [ ] [ ] Reliability Enhancement Value Added [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] etc. Grand Total This worksheet will serve as the form of a list of capital projects that are, at the time, included in the capital expenditure forecast.

Schedule 6 Voting Calculation Methodology for Special Purpose FE Director See attached.

CONFIDENTIAL Schedule 6 Voting Calculation Methodology for Special Purpose FE Director For purposes of the vote required to determine the FE Director jointly designated for appointment by FE Member’s Common Membership Interests and the Members that are holders of the Special Purpose Membership Interests, the following shall apply: • As of the Effective Date, the FE Member on account of its Common Membership Interests (in such capacity a “Common Voter”) shall have 86 votes (the “Common Votes”) and the Member(s) that are holders of the Special Purpose Membership Interests (in such capacity a “Special Purpose Voter”) shall have 9 votes (the “Special Purpose Votes”) in respect of voting to designate such FE Director as required by Section 2.2(d) of the Agreement. • At all times when such vote is required pursuant to Section 2.2(d) of the Agreement, such FE Director designee shall be the individual who receives a plurality of the Common Votes and Special Purpose Votes cast, voting together as a single class. • Both Common Voters and Special Purpose Voters may vote all of its or their votes for the same individual or multiple individuals for such FE Director position (for example, the Common Voter could elect to vote 45 of its Common Votes for “Individual A” and 43 of its Common Votes for “Individual B”, while the Special Purpose Voter may elect to likewise split its Special Purpose Votes amongst multiple individuals or vote all of its Special Purpose Votes for a single individual). • Until March 25, 2029, the total number of Special Purpose Votes shall be adjusted periodically to proportionally decrease as the Special Purpose Value declines. For this purpose, the “Special Purpose Value” shall mean the respective value of (i) the Special Purpose Membership Interests as compared to (ii) the FE Member’s Common Membership Interests and the Special Purpose Membership Interests collectively, which value is presumed to decrease proportionately as (i) the capital account balance maintained by MAIT pursuant to its Organizational Documents for its members on account of such member(s)’ MAIT Class B Interests decreases relative to (ii) the collective capital account balance of the holders of the FE Member’s Common Membership Interests and the holders of the Special Purpose Membership Interests in the Company; provided that such total number of Special Purpose Votes will in all circumstances (subject to the next bullet point) be rounded down to the next nearest whole number such that there are no fractional Special Purpose Votes. By way of examples, (i) if on the Effective Date, the relevant capital account balance (measured as a percentage) was 20% and subsequently decreases to 10%, then the total number of Special Purpose Votes would be automatically reduced to 7; (ii) assuming again an initial capital account balance of 20% but in this instance that decreases to 9%, the total number of Special Purpose Votes in such circumstance would automatically be reduced to 6. • Until March 25, 2029, for so long as any Special Purpose Membership Interests are outstanding and the MAIT Class B Interests are owned by the Company, in no event will there be less than 1 Special Purpose Vote in existence. Therefore, to the extent that a decrease required by the immediately preceding bullet would result in 0 Special Purpose Votes, such determination will be adjusted so that 1 Special Purpose Vote remains in existence.

2 • In the event that multiple Members are the holders of Special Purpose Membership Interests, the total number of Special Purpose Votes that each Member holds in respect of their Special Purpose Membership Interest will be based on such Member’s Special Percentage Interest (rounding as appropriate to the nearest whole number(s) so that no Member holds any fractional Special Purpose Votes).

Schedule 7 Valley Link Governance Matters See attached.

CONFIDENTIAL Schedule 7 Valley Link Governance Matters For purposes of this Schedule 7, the Company’s “approval,” “consent,” “exercise,” “appointment” or other similar language includes any applicable approval, consent, vote, appointment or other exercise of any decision-making power by the Company, any of its Subsidiaries or any manager or other individual appointed by the Company or any of its Subsidiaries to serve in a leadership position at Valley Link or any Subsidiary Company (as defined below). For the avoidance of doubt, nothing in this Schedule 7 shall be construed to limit the Investor Member’s rights under Sections 8.1 through 8.5. Notwithstanding the foregoing provisions or anything to the contrary in this Schedule 7 or in the Agreement, the Company shall be obligated to take, or not to take, as applicable, any applicable actions (including through the exercise of any applicable approval, consent, vote, appointment or other exercise of any decision- making power) solely to the extent of its control over or rights with respect to Valley Link as set forth in the Valley Link Operating Agreement, and in no event shall the taking of, or failure to take, as applicable, any applicable action by Valley Link or any Subsidiary Company constitute a breach or default hereunder if the Company has exercised its available approval, consent, vote, appointment or other decision-making power under the Valley Link Operating Agreement in accordance with this Schedule 7. “Subsidiary Company” shall have the meaning given to such term in the Valley Link Operating Agreement. Valley Link Governance Matters: (a) Certain Valley Link Governance Rights. (i) The spreadsheet entitled Attachment to Schedule 7 of FET 5th A&R LLCA.pdf attached hereto (the “Attachment”) sets forth certain rights contained in the Valley Link Operating Agreement. Capitalized terms in column C of the Attachment not otherwise defined in the Attachment shall have the meanings given to such terms in the Valley Link Operating Agreement. (ii) Notwithstanding anything to the contrary in this Agreement, with respect to the Company’s ownership in Valley Link, the Company shall not cause or, to the extent the Company has any approval or consent right pursuant to the Valley Link Operating Agreement, permit or approve the taking of any actions set forth in column C of the Attachment, in each case, without complying with the rights of the Investor Member referred to in column D (and column F, as applicable), so long as the Investor Member holds at least the requisite Common Percentage Interest applicable to such right as set forth in column E of the Attachment. For the avoidance of doubt, the Company shall not cause, approve or consent to the entry into any binding agreement or arrangement by Valley Link or any Subsidiary Company to effect any of the applicable actions set forth in column C over which the Investor Member has a consent right. (iii) Unless otherwise provided in this Schedule 7, the Company shall provide written notice to the Investor Member at least five (5) days prior to the earlier of

2 (A) the deadline for approval of any action requiring the consent of or the provisions of notice to the Investor Member pursuant to this Schedule 7 or (B) the date of any meeting of the Board of Managers (as defined in the Valley Link Operating Agreement) the agenda of which the Company reasonably expects to include the discussion of any such action (each of (A) and (B), a “Notice Event”); provided that, if it is not reasonably practicable (taking into account the materiality of the matter in question) for the Company to provide such notice at least five (5) days prior to a Notice Event, the Company shall provide notice to the Investor Member as far in advance of such Notice Event as reasonably practicable, but in no event later than the day prior to such Notice Event. (iv) The Company shall provide to each Member copies of all reports, records and any other information received from Valley Link that is (A) material to the Company in its capacity as a member of Valley Link or (B) otherwise includes information that is material and adverse to Valley Link and, upon request from any Member, request any information pertaining to Valley Link that is kept or maintained by Valley Link, or required to be kept or maintained, in accordance with the Valley Link Operating Agreement, including, for the avoidance of doubt, all items referenced in Article 21 of the Valley Link Operating Agreement. (b) Certain Definitions. For purposes of this Schedule 7 and the Attachment: (i) “Board Notification” means that the Board would receive notification of the applicable action prior to the Company causing, consenting to, permitting or approving such action, and the Investor Member would be afforded the opportunity to call a special meeting of the Board to consider the applicable action and to otherwise consult in good faith with the FE Member. (ii) “Consent” means the prior written consent of the Investor Member. (iii) “Consultation” and “Enhanced Consultation” each means the Company’s (and, as applicable, the Board’s) use of its reasonable best efforts to consult in good faith with the Investor Member (which consultation shall be deemed to include the participation of Investor Directors in the meetings of the Board with respect to such matters, and, to the extent requested by the Investor Member, reasonable discussions between Representatives of the Company, of the Investor Member and of the FE Member) prior to the Company consenting to or approving the applicable matter. (c) Enhanced Consultation. Enhanced Consultation, as set forth in column G of the Attachment, shall apply only for so long as any of the following subclauses (i) through (iii) apply: (i) the Investor Member’s Common Percentage Interest is at least 25.0% but is less than 30.0%; (ii) (A) the Company’s Percentage Interest (as defined in the Valley Link Operating Agreement) in Valley Link is at least 40.0% but is less than 60.1% and (B) the Investor Member’s Common Percentage Interest is at least 20.0%; or

3 (iii) (A) the Company’s Percentage Interest (as defined in the Valley Link Operating Agreement) in Valley Link is at least 60.1% and (B) the Investor Member’s Common Percentage Interest is at least 10.0%. (d) Certain Other Investor Member Consent Matters. Notwithstanding anything to the contrary in this Agreement: (i) The Company shall not, and the FE Member shall cause the Company not to (A) transfer, sell or otherwise dispose of any of the Company’s equity interests in Valley Link or (B) approve or consent to the transfer, sale or other disposition of any other member of Valley Link’s equity interests in Valley Link, in each case without the prior written consent of the Investor Member. (ii) For so long as (A) the Investor Member holds at least a 30.0% Common Percentage Interest and (B) the Investor Member is not a Defaulting Member, with respect to the Company’s ownership in Valley Link, the Company shall not, to the extent the Company has any approval or consent right pursuant to the Valley Link Operating Agreement, approve or permit any of the following, in each case, without the prior written consent of the Investor Member: (1) the Company’s exercise of any remedy or right as a non- Defaulting Member (as defined in the Valley Link Operating Agreement) of Valley Link (including, but not limited to, in connection with Articles 16, 17 and 19 of the Valley Link Operating Agreement); (2) the Company’s exercise of any right of first offer pursuant to Section 15.2.4 of the Valley Link Operating Agreement; provided, that, in the event that one of the FE Member or the Investor Member does not wish for the Company to exercise its right of first offer (such non-electing member, the “ROFO Non-Electing Member”), such ROFO Non-Electing Member shall provide written notice of such decision to the Company and the other Member (such member, the “ROFO Electing Member”) within fifteen (15) days of the Company’s receipt of the ROFO Notice (as such term is defined in the Valley Link Operating Agreement), and the Company shall, at the sole discretion of and upon written notice from the ROFO Electing Member, designate such ROFO Electing Member or such Member’s designated Affiliate to exercise the right of first offer in lieu of the Company pursuant to Section 15.2.4(e) of the Valley Link Operating Agreement; provided, further, that the Investor Member shall only be entitled to exercise its rights hereunder as a ROFO Electing Member after the expiration of the Lock-Up Date (as such term is defined in the Valley Link Operating Agreement); (3) the Company’s exercise of any preemptive rights pursuant to Article 16 of the Valley Link Operating Agreement; (4) the Company’s appointment, naming or removal of a Manager (as defined in the Valley Link Operating Agreement) to serve on behalf of the Company (including pursuant to Section 7.2 and 7.4); or

4 (5) the taking of any other action or entrance into any agreement that would adversely impact the Company’s governance rights with respect to Valley Link or any Subsidiary Company.

Attachment Attachment to Schedule 7 of FET 5th A&R LLCA.pdf See attached.

A	B	C	D	E	F	G
1						
2						
3	**Valley Link Operating Agreement Section**	**Valley Link Governance Rights**	**Investor Member Governance Rights Over FET's Actions at Valley Link**	**Common Percentage Interest Threshold**	**Additional Terms**	**Enhanced Consultation**
4	7.7.1	approving any Budget or any amendment or adjustment thereof (in accordance with the process described in Section 7.9)	Consent / Consultation	30% for Consent / 9.9% for Consultation	The Investor Member's prior written consent is required except to the limited extent an item or portion thereof in such Budget, amendment or adjustment is necessary to comply with applicable Law. For purposes of this cell F4, "applicable Law" shall include Valley Link's and its applicable subsidiaries' contractual obligations under (i) the Designated Entity Agreement, by and between PJM Interconnection, L.L.C and Valley Link Transmission Maryland, LLC ("Service Agreement No. 7737"), (ii) the Designated Entity Agreement, by and between PJM Interconnection, L.L.C and Valley Link Transmission Virginia, LLC ("Service Agreement No. 7736"), and (iii) the Designated Entity Agreement, by and between PJM Interconnection, L.L.C and Valley Link Transmission West Virginia, LLC ("Service Agreement No. 7735")	Yes
5	7.7.4(a)	(a) acquiring assets of a Person for more than the greater of (i) one-third of one percent (.33%) of the Rate Base Amount and (ii) ten million dollars ($10,000,000.00) in any calendar year in any transaction or series of related transactions in any calendar year or (b) selling, transferring or disposing assets of	Consent	30% / 9.9%	At or above 30%, consent if the transaction, if undertaken by FET or its Subsidiaries, would require Investor Member consent under Sections 8.4(b), (c), (d) or (e) of the FET LLCA; at or above 9.9% threshold, consent if the transaction, if undertaken by FET or its Subsidiaries, would require consent under Sections 8.2(b), (c) or (d) of the FET LLCA	Yes
6	7.7.4(b)	any member of the Company Group having a Fair Market Value in excess of the greater of (i) one-third of one percent (.33%) of the Rate Base Amount and (ii) ten million dollars ($10,000,000.00) in the aggregate in any calendar year in any transaction or series of related transactions, in each case of (a) or (b) other than as expressly accounted for in a Budget	Consent	30% / 9.9%	(see above)	(see above)
7	7.7.5	incurring any Exigent Expenditures in excess of thirty-five million dollars ($35,000,000.00) (the "Exigent Expenditure Cap")	Consent	30%	Consent right only applicable if Exigent Expenditures exceed $75,000,000 (as opposed to $35,000,000.00). Additionally, the Investor Member may not unreasonably withhold its consent to capital expenditures reasonably necessary to fund any Exigent Expenditure	Yes
8	7.7.6	issuing any Capital Call Notices for any Exigent Expenditure in excess of the Exigent Expenditure Cap (unless such Exigent Expenditure has been approved pursuant to Section 7.7.5) or for any Non-Budgeted Expenditure	Consent	30% / 9.9%	Consent right applicable at or above 9.9% threshold if the capital call, if issued by FET or its Subsidiaries, would require Investor Member consent under Section 8.2(e) of the FET LLCA	Yes
9	7.7.7	incurring or refinancing Indebtedness of (a) the Company or (b) any Subsidiary Company if, in the case of this clause (b), such incurrence or refinancing would reasonably be expected to cause such Subsidiary Company to deviate from the Capital Structure and Financing Policy	Consent / Consultation	30% for Consent / 9.9% for Consultation	Consultation right applicable at or above 9.9% threshold if the incurrence of indebtedness would, if incurred by FET or its Subsidiaries, require consultation with the Investor Member under Section 8.3(b) of the FET LLCA	Yes
10	7.7.8	making (a) any Material Governmental Filing, or (b) material decisions relating to the conduct of any Proceeding to which the Company or a Subsidiary Company is a party, where it could reasonably be expected to (i) result in liability of or adverse impact to the Company in excess of ten million dollars ($10,000,000.00), or (ii) have an adverse effect on any the activities of the Company or any Subsidiary Company in any material respect, or on any Member in any material respect, other than in such Member's capacity as a Member, provided that any Tax Proceeding shall be governed by Section 6.5 of this Agreement	Consent / Consultation	30% / 9.9%	30% consent right if the filing/ action does not conform with Valley Link's Regulatory Plan and Procedures Policy, or, (1) in the case of Material Government Filings, the Investor Member would have a consent right under 8.4(o) of the FET LLCA if the filing were made by FET or its Subsidiaries or (2) in the case of material decisions, the Investor Member would have a consent right over the material decision, if made by FET or its Subsidiaries, under 8.4(k) of the FET LLCA; at or above 9.9% threshold, (1) consent right if the Investor Member would have a consent right over the material decision, if made by FET or its Subsidiaries, under 8.2(i) of the FET LLCA and (2) consultation right if the Investor Member would have a consultation right over the material decision, if made by FET or its Subsidiaries, under 8.3(c) of the FET LLCA	Yes
11	7.7.9	entering into, cancelling, terminating, materially amending or waiving any material rights under (a) any contract, agreement or binding arrangement that requires payment by any member of the Company Group in any year in excess of ten million dollars ($10,000,000.00), (b) any material contract with any Governmental Authority (including any settlement agreement or other agreement imposing conditions on any Member of the Company Group other than settlement agreements with respect to the matters set forth in clauses (a) through (h) of the definition of Material Governmental Filing) or (c) any contract, agreement or binding arrangement that would be reasonably likely to have (i) an adverse impact on any of the activities of the Company or any Subsidiary Company in any material respect, or (ii) an adverse and disproportionate impact on any Member in any material respect in relation to the other Members	Consent	30%	The threshold in (a) will be read to be $50,000,000 instead of $10,000,000.00.	Yes

12	7.7.11	modifying or amending the Company's Regulatory Plan and Procedures Policy	Consent	30%		Yes
13	7.7.12	creating any material Encumbrances other than Permitted Encumbrances	Consent	30%		Yes
14	7.7.13	adjusting the Book Value of assets of the Company	Board Notification	No Threshold		-
15	7.7.14	appointing, naming or, except as provided for in the last sentence of Section 8.1.5, removing officers of the Company	Board Notification	30%		Yes
16	7.7.16	(a) employing any individual or entering into or amending the terms of such employment and (b) compensation decisions with respect to any Managers, employees or officers of the Company or any Subsidiary Company	Consent	30%		Yes
17	7.7.17	knowingly taking any action reasonably expected to give rise to a breach or default under a material contract of the Company or any Subsidiary Company (provided, the foregoing shall not impose any affirmative requirement or duty on the Board of Managers to take any action with respect to a material contract and shall in no way limit or restrict the exercise by any Manager or Member of its voting rights including with respect to any other Reserved Matter or any Fundamental Reserved Matter);	Consent	30%		Yes
18	7.7.18	designating or appointing any Partnership Representative	Board Notification	30%		Yes
19	7.7.19	adopting, modifying or amending or terminating any Officer Authority Policy	Consent	30%		-
20	7.8.1	entering into any Designated Entity Agreement with PJM with respect to the Initial Projects or any New PJM Projects; provided, that no vote may be taken to enter into any Designated Entity Agreement with respect to an Initial Project unless and until the applicable Company Project Budget for such Initial Project has been approved as a Reserved Matter in accordance with Section 7.7 and the Affiliate Agreements for such Initial Project (other than the applicable Project Services Agreements) have been approved and entered into as a Fundamental Reserved Matter in accordance with Section 7.8	Consent	30%		Yes
21	7.8.2	approving any Project Enhancement which is reasonably expected to require expenditures in excess of 1% of the Rate Base Amount in any calendar year	Consent / Board Notification	30% for Consent / 9.9% for Board Notification	Consent if the additional expenditure, if undertaken by FET or its Subsidiaries, would require consent under 8.4(e) of the FET LLCA (by reference to FET's Rate Base Amount); at or above 9.9% threshold, obligation is only Board Notification	-
22	7.8.3	approving any New PJM Project as a Company Project	Consent / Board Notification	30% for Consent / 9.9% for Board Notification		Yes
23	7.8.4	amending this Agreement or the organizational document of any Subsidiary Company other than ministerial amendments	Consent	No Threshold		-
24	7.8.5	the listing of any equity interests of the Company or any Subsidiary Company (or a successor to the Company or such Subsidiary Company, including by merger, conversion or other reorganization) on any stock exchange	Consent	9.9%		-
25	7.8.6	making non-pro rata repurchases or redemptions of equity	Consent	No Threshold		-
26	7.8.7	selling, transferring or otherwise disposing of all or substantially all of the assets of any member of the Company Group or any Company Project	Consent	No Threshold		-
27	7.8.8	selling, transferring or otherwise disposing of any Subsidiary Company	Consent	30%		Yes
28	7.8.9	entering into a joint venture or acquiring an equity interest or making any investment in any other Person or business, including by any direct or indirect Subsidiary Company in one or a series of related transactions	Consent	30% / 9.9%	At or above 9.9% threshold, consent if, if such action were undertaken by FET or its Subsidiaries, the action would require Investor Member consent under Section 8.2(h) of the FET LLCA	Yes
29	7.8.10	causing or permitting any distribution or dividend other than pro rata in proportion to the Member's Percentage Interests	Consent	No Threshold		-
30	7.8.11	establishing or materially modifying accounting policies or reporting practices except as required by GAAP or, to the extent applicable, FERC accounting requirements	Consent	30%		Yes
31	7.8.12	engaging in any business other than the business described in Sections 2.6.1, 2.6.2 and 2.6.3 or amending or modifying the definition of Company Business	Consent	9.9%		Yes
32	7.8.13	appointing an individual to the Board of Managers proposed as a Manager who is not a Qualified Designee	Consent	30%		Yes

33 7.8.14 filing a petition seeking relief, or consenting to the entry of a decree or order for relief in an involuntary case, under the bankruptcy, rearrangement, reorganization or other debtor relief Applicable Laws of the United States or any state or any other competent jurisdiction or a general assignment for the benefit of its creditors by the Company or any of its Subsidiary Company Consent No Threshold - 34 7.8.15 merging, liquidating or dissolving the Company Consent No Threshold - 35 7.8.16 issuing any New Securities, causing or permitting any arrangement for the return of income or capital to the Members, except as contemplated by Section 5, or causing or permitting any equity split, equity dividend or any similar recapitalization Consent No Threshold - 36 7.8.17 undertaking or causing any (a) reorganization of the Company or any of its Subsidiary Company, or (b) conversion of the Company or any Subsidiary Company that is a limited liability company from a limited liability company or changing the Company’s or any Subsidiary Company’s status for U.S. federal, state or local income Tax purposes as a partnership or disregarded entity Consent No Threshold - 37 7.8.18 approving (a) any material change in methods of accounting for income Tax, (b) any material Tax elections affecting the income, deductions, or credits allocable to a Member in respect of its ownership interest in the Company (for the avoidance of doubt, this Section 7.8.18 shall not include an election under Section 754 of the Code, which election shall be governed by Section 6.4), (c) any of the actions referenced in Section 6.5.1, and (d) any actions to be taken by the Partnership Representative pursuant to Section 6.5.2(f) Consent / Board Notification 30% / 9.9% At or above 30%, consent required if, if such action were undertaken by FET or its Subsidiaries, that action would require consent under 8.1(b) or 8.1(g) of the FET LLCA; notification required if, if such action were undertaken by FET or its Subsidiaries, the action would require notification to the Investor Member under 8.3(e) of the FET LLCA. At or above 9.9%, only notification required. - 38 7.8.21 distributing the assets and liabilities constituting a Company Project to the Members in kind Consent / Board Notification 30% for Consent / 9.9% for Board Notification Yes 39 7.8.22 except with respect to a Related Party Matter as contemplated by Section 14.3, entering into, cancelling, terminating, materially amending or waiving any material rights under any Affiliate Agreement; provided, that in the event an Affiliate Agreement is to be terminated or is terminated in connection with, or as a result of, a Member ceasing to be a Member of the Company, neither the Manager appointed by the departing Member nor the Manager appointed by the incoming Member shall have the right to vote on the termination of such Affiliate Agreement or the entry into any replacement Affiliate Agreement under this Section 7.8.22 Consent No Threshold - 40 7.8.23 adopting the Company’s Regulatory Plan and Procedures Policy Consent 30% Yes 41 7.8.24 adopting, modifying or amending or terminating the Company’s (a) Capital Structure and Financing Policy or (b) Cash Distribution Policy Consent 30% Yes 42 7.8.25 adding, removing or replacing any Person as a Prohibited Transferee Consent 30% Yes 43 1.93 determining a Lock-Up-Date Consent 30% Yes 44 3.3.1 consenting to a Member receiving a return of its Capital Contributions or withdrawing capital from the Company Consent 30% Yes 45 3.3.2 entering into a written agreement approving of any Member receiving any interest on, or salary or drawing with respect to, its Capital Contributions or its Capital Account Consent 30% Yes 46 5.1 permitting the distribution of cash except in accordance with the Cash Distribution Policy and within the time frames set forth in Section 5.1 Consent 30% Yes 47 5.10 approving the use of any method other than the "remedial allocation method" for income Tax purposes Board Notification 30% Yes 48 7.4 allowing a Manager that is convicted by a court or equivalent tribunal of any felony (or equivalent crime in the applicable jurisdiction), or of any misdemeanor (or equivalent crime in the applicable jurisdiction) that involves financial dishonesty or moral turpitude to remain a Manager Consent 30% For the avoidance of doubt, Investor Member is not entitled to require FET to vote in favor of the continuation of a Manager (i.e., "allowing" the Manager to remain a Manager) in such circumstances Yes 49 14.3 causing the Company to undertake and pursue a Related Party Matter Consent 30% Yes 50 17.4.2 approving the dissolution of Valley Link Consent No Threshold -

Schedule 7.1 Grid Growth Governance Matters See attached.

CONFIDENTIAL Schedule 7.1 Grid Growth Governance Matters For purposes of this Schedule 7.1, the Company’s “approval,” “consent,” “exercise,” “appointment” or other similar language includes any applicable approval, consent, vote, appointment or other exercise of any decision-making power by the Company, any of its Subsidiaries or any manager or other individual appointed by the Company or any of its Subsidiaries to serve in a leadership position at Grid Growth or any Subsidiary Company (as defined below). For the avoidance of doubt, nothing in this Schedule 7.1 shall be construed to limit the Investor Member’s rights under Sections 8.1 through 8.5. Notwithstanding the foregoing provisions or anything to the contrary in this Schedule 7.1 or in the Agreement, the Company shall be obligated to take, or not to take, as applicable, any applicable actions (including through the exercise of any applicable approval, consent, vote, appointment or other exercise of any decision- making power) solely to the extent of its control over or rights with respect to Grid Growth as set forth in the Grid Growth Operating Agreement, and in no event shall the taking of, or failure to take, as applicable, any applicable action by Grid Growth or any Subsidiary Company constitute a breach or default hereunder if the Company has exercised its available approval, consent, vote, appointment or other decision-making power under the Grid Growth Operating Agreement in accordance with this Schedule 7.1. “Subsidiary Company” shall have the meaning given to such term in the Grid Growth Operating Agreement. Grid Growth Governance Matters: (a) Certain Grid Growth Governance Rights. (i) The spreadsheet entitled Attachment to Schedule 7.1 of FET 5th A&R LLCA.pdf attached hereto (the “Attachment”) sets forth certain rights contained in the Grid Growth Operating Agreement. Capitalized terms in column C of the Attachment not otherwise defined in the Attachment shall have the meanings given to such terms in the Grid Growth Operating Agreement. (ii) Notwithstanding anything to the contrary in this Agreement, with respect to the Company’s ownership in Grid Growth, the Company shall not cause or, to the extent the Company has any approval or consent right pursuant to the Grid Growth Operating Agreement, permit or approve the taking of any actions set forth in column C of the Attachment, in each case, without complying with the rights of the Investor Member referred to in column D (and column F, as applicable), so long as the Investor Member holds at least the requisite Common Percentage Interest applicable to such right as set forth in column E of the Attachment. For the avoidance of doubt, the Company shall not cause, approve or consent to the entry into any binding agreement or arrangement by Grid Growth or any Subsidiary Company to effect any of the applicable actions set forth in column C over which the Investor Member has a consent right.

2 (iii) Unless otherwise provided in this Schedule 7.1, the Company shall provide written notice to the Investor Member at least five (5) days prior to the earlier of (A) the deadline for approval of any action requiring the consent of or the provisions of notice to the Investor Member pursuant to this Schedule 7.1 or (B) the date of any meeting of the Board of Managers (as defined in the Grid Growth Operating Agreement) the agenda of which the Company reasonably expects to include the discussion of any such action (each of (A) and (B), a “Notice Event”); provided that, if it is not reasonably practicable (taking into account the materiality of the matter in question) for the Company to provide such notice at least five (5) days prior to a Notice Event, the Company shall provide notice to the Investor Member as far in advance of such Notice Event as reasonably practicable, but in no event later than the day prior to such Notice Event. (iv) The Company shall provide to each Member copies of all reports, records and any other information received from Grid Growth that is (A) material to the Company in its capacity as a member of Grid Growth or (B) otherwise includes information that is material and adverse to Grid Growth and, upon request from any Member, request any information pertaining to Grid Growth that is kept or maintained by Grid Growth, or required to be kept or maintained, in accordance with the Grid Growth Operating Agreement, including, for the avoidance of doubt, all items referenced in Article 21 of the Grid Growth Operating Agreement. (b) Certain Definitions. For purposes of this Schedule 7.1 and the Attachment: (i) “Board Notification” means that the Board would receive notification of the applicable action prior to the Company causing, consenting to, permitting or approving such action, and the Investor Member would be afforded the opportunity to call a special meeting of the Board to consider the applicable action and to otherwise consult in good faith with the FE Member. (ii) “Consent” means the prior written consent of the Investor Member. (iii) “Consultation” and “Enhanced Consultation” each means the Company’s (and, as applicable, the Board’s) use of its reasonable best efforts to consult in good faith with the Investor Member (which consultation shall be deemed to include the participation of Investor Directors in the meetings of the Board with respect to such matters, and, to the extent requested by the Investor Member, reasonable discussions between Representatives of the Company, of the Investor Member and of the FE Member) prior to the Company consenting to or approving the applicable matter. (c) Enhanced Consultation. Enhanced Consultation, as set forth in column G of the Attachment, shall apply only for so long as any of the following subclauses (i) through (iii) apply: (i) the Investor Member’s Common Percentage Interest is at least 25.0% but is less than 30.0%;

3 (ii) (A) the Company’s Percentage Interest (as defined in the Grid Growth Operating Agreement) in Grid Growth is at least 40.0% but is less than 60.1% and (B) the Investor Member’s Common Percentage Interest is at least 20.0%; or (iii) (A) the Company’s Percentage Interest (as defined in the Grid Growth Operating Agreement) in Grid Growth is at least 60.1% and (B) the Investor Member’s Common Percentage Interest is at least 10.0%. (d) Certain Other Investor Member Consent Matters. Notwithstanding anything to the contrary in this Agreement: (i) The Company shall not, and the FE Member shall cause the Company not to (A) transfer, sell or otherwise dispose of any of the Company’s equity interests in Grid Growth or (B) approve or consent to the transfer, sale or other disposition of any other member of Grid Growth’s equity interests in Grid Growth, in each case without the prior written consent of the Investor Member. (ii) For so long as (A) the Investor Member holds at least a 30.0% Common Percentage Interest and (B) the Investor Member is not a Defaulting Member, with respect to the Company’s ownership in Grid Growth, the Company shall not, to the extent the Company has any approval or consent right pursuant to the Grid Growth Operating Agreement, approve or permit any of the following, in each case, without the prior written consent of the Investor Member: (1) the Company’s exercise of any remedy or right as a non- Defaulting Member (as defined in the Grid Growth Operating Agreement) of Grid Growth (including, but not limited to, in connection with Articles 16, 17 and 19 of the Grid Growth Operating Agreement); (2) the Company’s exercise of any right of first offer pursuant to Section 15.2.4 of the Grid Growth Operating Agreement; provided, that, in the event that one of the FE Member or the Investor Member does not wish for the Company to exercise its right of first offer (such non-electing member, the “ROFO Non-Electing Member”), such ROFO Non-Electing Member shall provide written notice of such decision to the Company and the other Member (such member, the “ROFO Electing Member”) within fifteen (15) days of the Company’s receipt of the ROFO Notice (as such term is defined in the Grid Growth Operating Agreement), and the Company shall, at the sole discretion of and upon written notice from the ROFO Electing Member, designate such ROFO Electing Member or such Member’s designated Affiliate to exercise the right of first offer in lieu of the Company pursuant to Section 15.2.4(e) of the Grid Growth Operating Agreement; provided, further, that the Investor Member shall only be entitled to exercise its rights hereunder as a ROFO Electing Member after the expiration of the Lock- Up Date (as such term is defined in the Grid Growth Operating Agreement);

4 (3) the Company’s exercise of any preemptive rights pursuant to Article 16 of the Grid Growth Operating Agreement; (4) the Company’s appointment, naming or removal of a Manager (as defined in the Grid Growth Operating Agreement) to serve on behalf of the Company (including pursuant to Section 7.2 and 7.4); or (5) the taking of any other action or entrance into any agreement that would adversely impact the Company’s governance rights with respect to Grid Growth or any Subsidiary Company.

Attachment Attachment to Schedule 7.1 of FET 5th A&R LLCA.pdf See attached.

A	B	C	D	E	F	G
1						
2						
3	**Grid Growth Operating Agreement Section**	**Grid Growth Governance Rights**	**Investor Member Governance Rights Over FET's Actions at Grid Growth**	**Common Percentage Interest Threshold**	**Additional Terms**	**Enhanced Consultation**
4	7.7.1(a)	(a) acquiring assets of a Person for more than the greater of (i) one-third of one percent (.33%) of the Rate Base Amount and (ii) ten million dollars ($10,000,000.00) in any calendar year in any transaction or series of related transactions in any calendar year or (b) selling, transferring or disposing assets of	Consent	30% / 9.9%	At or above 30%, consent if the transaction, if undertaken by FET or its Subsidiaries, would require Investor Member consent under Sections 8.4(b), (c), (d) or (e) of the FET LLCA; at or above 9.9% threshold, consent if the transaction, if undertaken by FET or its Subsidiaries, would require consent under Sections 8.2(b), (c) or (d) of the FET LLCA	Yes
5	7.7.1(b)	any member of the Company Group having a Fair Market Value in excess of the greater of (i) one-third of one percent (.33%) of the Rate Base Amount and (ii) ten million dollars ($10,000,000.00) in the aggregate in any calendar year in any transaction or series of related transactions, in each case of (a) or (b) other than as expressly accounted for in a Budget	Consent	30% / 9.9%	(see above)	(see above)
6	7.7.2	incurring any Exigent Expenditures in excess of thirty-five million dollars ($35,000,000.00) (the "Exigent Expenditure Cap")	Consent	30%	Consent right only applicable if Exigent Expenditures exceed $75,000,000 (as opposed to $35,000,000.00). Additionally, the Investor Member may not unreasonably withhold its consent to capital expenditures reasonably necessary to fund any Exigent Expenditure	Yes
7	7.7.3	issuing any Capital Call Notices for any Exigent Expenditure in excess of the Exigent Expenditure Cap (unless such Exigent Expenditure has been approved pursuant to Section 7.7.2) or for any Non-Budgeted Expenditure	Consent	30% / 9.9%	Consent right applicable at or above 9.9% threshold if the capital call, if issued by FET or its Subsidiaries, would require Investor Member consent under Section 8.2(e) of the FET LLCA	Yes
8	7.7.4	incurring or refinancing Indebtedness of (a) the Company or (b) any Subsidiary Company if, in the case of this clause (b), such incurrence or refinancing would reasonably be expected to cause such Subsidiary Company to deviate from the Capital Structure and Financing Policy	Consent / Consultation	30% for Consent / 9.9% for Consultation	Consultation right applicable at or above 9.9% threshold if the incurrence of indebtedness would, if incurred by FET or its Subsidiaries, require consultation with the Investor Member under Section 8.3(b) of the FET LLCA	Yes
9	7.7.5	making (a) any Material Governmental Filing, or (b) material decisions relating to the conduct of any Proceeding to which the Company or a Subsidiary Company is a party, where it could reasonably be expected to (i) result in liability of or adverse impact to the Company in excess of ten million dollars ($10,000,000.00), or (ii) have an adverse effect on any the activities of the Company or any Subsidiary Company in any material respect, or on any Member in any material respect, other than in such Member's capacity as a Member, provided that any Tax Proceeding shall be governed by Section 6.5 of this Agreement	Consent / Consultation	30% / 9.9%	30% consent right if the filing / action does not conform with Grid Growth's Regulatory Plan and Procedures Policy, or, (1) in the case of Material Government Filings, the Investor Member would have a consent right under 8.4(o) of the FET LLCA if the filing were made by FET or its Subsidiaries or (2) in the case of material decisions, the Investor Member would have a consent right over the material decision, if made by FET or its Subsidiaries, under 8.4(k) of the FET LLCA; at or above 9.9% threshold, (1) consent right if the Investor Member would have a consent right over the material decision, if made by FET or its Subsidiaries, under 8.2(i) of the FET LLCA and (2) consultation right if the Investor Member would have a consultation right over the material decision, if made by FET or its Subsidiaries, under 8.3(c) of the FET LLCA	Yes
10	7.7.7	modifying or amending the Company's Regulatory Plan and Procedures Policy	Consent	30%		Yes
11	7.7.8	creating any material Encumbrances other than Permitted Encumbrances	Consent	30%		Yes
12	7.7.9	entering into, cancelling, terminating, materially amending or waiving any material rights under any contract, agreement or binding arrangement that (a) is restricted by or inconsistent with the Company Policies or (b) in the exercise of reasonable judgment in light of the facts known at the time (i) is inconsistent with or would reasonably be expected to cause the aggregate amount of the Annual Company Budget or any Company Project Budget to be exceeded, (ii) would reasonably be expected to have an adverse impact on any of the activities of any member of the Company Group in any material respect, or (iii) would reasonably be expected to have an adverse and disproportionate impact on any Member in any material respect in relation to the other Members	Consent	30%		Yes
13	7.7.10	adjusting the Book Value of assets of the Company	Board Notification	No Threshold		-
14	7.7.11	appointing, naming or, except as provided for in the last sentence of Section 8.1.5, removing officers of the Company	Board Notification	30%		Yes
15	7.7.13	(a) employing any individual or entering into or amending the terms of such employment and (b) compensation decisions with respect to any Managers, employees or officers of the Company or any Subsidiary Company	Consent	30%		Yes

16	7.7.14	knowingly taking any action reasonably expected to give rise to a breach or default under a material contract of the Company or any Subsidiary Company (provided, the foregoing shall not impose any affirmative requirement or duty on the Board of Managers to take any action with respect to a material contract and shall in no way limit or restrict the exercise by any Manager or Member of its voting rights including with respect to any other Reserved Matter or any Fundamental Reserved Matter);	Consent	30%		Yes
17	7.7.15	designating any Partnership Representative	Board Notification	30%		Yes
18	7.7.16	adopting, modifying or amending or terminating any Officer Authority Policy	Consent	30%		-
19	7.8.1	entering into any Designated Entity Agreement with PJM with respect to the Initial Projects or any New PJM Projects; provided, that no vote may be taken to enter into any Designated Entity Agreement with respect to an Initial Project unless and until the applicable Company Project Budget for such Initial Project has been approved in accordance with Section 7.9 and the Affiliate Agreements for such Initial Project (other than the applicable Project Services Agreements) have been approved and entered into as a Fundamental Reserved Matter in accordance with this Section 7.8	Consent	30%		Yes
20	7.8.2	approving any Project Enhancement which is reasonably expected to require expenditures in excess of 1% of the Rate Base Amount in any calendar year	Consent / Board Notification	30% for Consent / 9.9% for Board Notification	Consent if the additional expenditure, if undertaken by FET or its Subsidiaries, would require consent under 8.4(e) of the FET LLCA (by reference to FET's Rate Base Amount); at or above 9.9% threshold, obligation is only Board Notification	-
21	7.8.3	approving any New PJM Project or New JV Project as a Company Project	Consent / Board Notification	30% for Consent / 9.9% for Board Notification		Yes
22	7.8.4	amending this Agreement or the organizational document of any Subsidiary Company other than ministerial amendments	Consent	No Threshold		-
23	7.8.5	the listing of any equity interests a member of the Company Group (or a successor to a member of the Company Group, including by merger, conversion or other reorganization) on any stock exchange	Consent	9.9%		-
24	7.8.6	making non-pro rata repurchases or redemptions of equity	Consent	No Threshold		-
25	7.8.7	selling, transferring or otherwise disposing of all or substantially all of the assets of any member of the Company Group or any Company Project	Consent	No Threshold		-
26	7.8.8	selling, transferring or otherwise disposing of any Subsidiary Company	Consent	30%		Yes
27	7.8.9	entering into a joint venture or acquiring an equity interest or making any investment in any other Person or business, including by any direct or indirect Subsidiary Company in one or a series of related transactions	Consent	30% / 9.9%	At or above 9.9% threshold, consent if, if such action were undertaken by FET or its Subsidiaries, the action would require Investor Member consent under Section 8.2(h) of the FET LLCA	Yes
28	7.8.10	causing or permitting any distribution or dividend other than pro rata in proportion to the Member's Percentage Interests	Consent	No Threshold		-
29	7.8.11	establishing or materially modifying accounting policies or reporting practices except as required by GAAP or, to the extent applicable, FERC accounting requirements	Consent	30%		Yes
30	7.8.12	engaging in any business other than the business described in Sections 2.6.1, 2.6.2 and 2.6.3 or amending or modifying the definition of Company Business	Consent	9.9%		Yes
31	7.8.13	appointing an individual to the Board of Managers proposed as a Manager who is not a Qualified Designee	Consent	30%		Yes
32	7.8.14	filing a petition seeking relief, or consenting to the entry of a decree or order for relief in an involuntary case, under the bankruptcy, rearrangement, reorganization or other debtor relief Applicable Laws of the United States or any state or any other competent jurisdiction or a general assignment for the benefit of its creditors by the Company or any of its Subsidiary Company	Consent	No Threshold		-
33	7.8.15	merging, liquidating or dissolving the Company	Consent	No Threshold		-
34	7.8.16	issuing any New Securities, causing or permitting any arrangement for the return of income or capital to the Members, except as contemplated by Section 5, or causing or permitting any equity split, equity dividend or any similar recapitalization	Consent	No Threshold		-

35	7.8.17	undertaking or causing any (a) reorganization of the Company or any Subsidiary Company, or (b) conversion of a member of the Company Group that is a limited liability company from a limited liability company or changing the Company's or any Subsidiary Company's status for U.S. federal, state or local income Tax purposes as a partnership or disregarded entity	Consent	No Threshold		-
36	7.8.18	approving (a) any material change in methods of accounting for income Tax, (b) any material Tax elections affecting the income, deductions, or credits allocable to a Member in respect of its ownership interest in the Company (for the avoidance of doubt, this Section 7.8.18 shall not include an election under Section 754 of the Code, which election shall be governed by Section 6.4), (c) any of the actions referenced in Section 6.5.1, and (d) any actions to be taken by the Partnership Representative pursuant to Section 6.5.2(f)	Consent / Board Notification	30% / 9.9%	At or above 30%, consent required if, if such action were undertaken by FET or its Subsidiaries, that action would require consent under 8.1(b) or 8.1(g) of the FET LLCA; notification required if, if such action were undertaken by FET or its Subsidiaries, the action would require notification to the Investor Member under 8.3(e) of the FET LLCA. At or above 9.9%, only notification required.	-
37	7.8.21	distributing the assets and liabilities constituting a Company Project to the Members in kind	Consent / Board Notification	30% for Consent / 9.9% for Board Notification		Yes
38	7.8.22	except with respect to a Related Party Matter as contemplated by Section 14.3, entering into, cancelling, terminating, materially amending or waiving any material rights under any Affiliate Agreement; provided, that in the event an Affiliate Agreement is to be terminated or is terminated in connection with, or as a result of, a Member ceasing to be a Member of the Company, neither the Manager appointed by the departing Member nor the Manager appointed by the incoming Member shall have the right to vote on the termination of such Affiliate Agreement or the entry into any replacement Affiliate Agreement under this Section 7.8.22	Consent	No Threshold		-
39	7.8.23	adopting or terminating the Company's Regulatory Plan and Procedures Policy	Consent	30%		Yes
40	7.8.24	adopting, modifying, amending or terminating the Company's (a) Capital Structure and Financing Policy or (b) Cash Distribution Policy	Consent	30%		Yes
41	7.8.25	adding, removing or replacing any Person as a Prohibited Transferee	Consent	30%		Yes
42	7.9.7	(a) If there are two (2) Managers, the budgets described in Section 7.9 must be approved unanimously by both Managers, and (b) if there are three (3) or more Managers, the budgets described in this Section 7.9 must be approved by the affirmative vote of each Manager representing Members who, together with any Affiliates of such Members, holds a Reserved Matter Threshold Interest.	Consent / Consultation	30% for Consent / 9.9% for Consultation	The Investor Member's prior written consent is required except to the limited extent an item or portion thereof in such Budget, amendment or adjustment is necessary to comply with applicable Law. For purposes of this cell F42, "applicable Law" shall include Grid Growth's and its applicable subsidiaries' contractual obligations under any Designated Entity Agreement.	Yes
43	1.92	determining a Lock-Up-Date	Consent	30%		Yes
44	3.3.1	consenting to a Member receiving a return of its Capital Contributions or withdrawing capital from the Company	Consent	30%		Yes
45	3.3.2	entering into a written agreement approving of any Member receiving any interest on, or salary or drawing with respect to, its Capital Contributions or its Capital Account	Consent	30%		Yes
46	5.1	permitting the distribution of cash except in accordance with the Cash Distribution Policy and within the time frames set forth in Section 5.1	Consent	30%		Yes
47	5.10	approving the use of any method other than the "remedial allocation method" for income Tax purposes	Board Notification	30%		Yes
48	7.4	allowing a Manager that is convicted by a court or equivalent tribunal of any felony (or equivalent crime in the applicable jurisdiction), or of any misdemeanor (or equivalent crime in the applicable jurisdiction) that involves financial dishonesty or moral turpitude to remain a Manager	Consent	30%	For the avoidance of doubt, Investor Member is not entitled to require FET to vote in favor of the continuation of a Manager (i.e., "allowing" the Manager to remain a Manager) in such circumstances	Yes
49	14.3	causing the Company to undertake and pursue a Related Party Matter	Consent	30%		Yes
50	17.4.2	approving the dissolution of Grid Growth	Consent	No Threshold		-

CONFIDENTIAL Schedule 8 Joint Ventures 1. Valley Link Transmission Company, LLC 2. Grid Growth Ventures, LLC